UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Pennsylvania Real Estate Investment Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

MAY 29, 2008

The Annual Meeting of Shareholders of Pennsylvania Real Estate Investment Trust will be held on Thursday, May 29, 2008 at 11:00 a.m. at the Park Hyatt Philadelphia at The Bellevue, 200 South Broad Street, Philadelphia, Pennsylvania 19102 for the following purposes:

(1)	To elect four trustees for a term expiring at the 2009 Annual Meeting of Shareholders;

(2)	To re-approve the material terms of the performance goals of the 2003 Equity Incentive Plan;

(3)	To ratify the selection of KPMG LLP as our independent auditor for 2008; and

(4)	To transact such other business as may properly be brought before the meeting or any adjournment thereof.

Our Board of Trustees has fixed the close of business on April 7, 2008 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

All shareholders are cordially invited to attend the meeting. Whether or not you expect to attend the meeting in person, please complete, sign and date the enclosed proxy card and return it promptly so that your shares may be voted. You may also vote your shares by telephone or through the Internet by following the instructions set forth on the proxy card. If you attend the meeting, you may revoke your proxy and vote in person.

By Order of the Board of Trustees

BRUCE GOLDMAN

Secretary

Philadelphia, Pennsylvania

April 18, 2008

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on May 29, 2008:

This Proxy Statement and PREIT’s Annual Report to Shareholders for the fiscal year ended December 31, 2007 are available at www.preit.com by clicking on “Investor Relations,” then clicking on “SEC Filings” and then clicking on “Latest Proxy.”

PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

200 South Broad Street

Philadelphia, Pennsylvania 19102

www.preit.com

PROXY STATEMENT

The Annual Meeting of Shareholders of Pennsylvania Real Estate Investment Trust, or PREIT, will be held on Thursday, May 29, 2008 at 11:00 a.m. at the Park Hyatt Philadelphia at The Bellevue, 200 South Broad Street, Philadelphia, Pennsylvania 19102. We are mailing this Proxy Statement on or about April 18, 2008 to each holder of PREIT’s issued and outstanding shares of beneficial interest entitled to vote at the meeting in order to furnish information relating to the business to be transacted at the meeting. We are mailing our Annual Report to Shareholders for the fiscal year ended December 31, 2007 together with this Proxy Statement. We have included the Annual Report for informational purposes and not as a means of soliciting your proxy.

We have fixed the close of business on April 7, 2008 as the record date for the Annual Meeting. All holders of record of PREIT’s shares of beneficial interest at that time are entitled to notice of and are entitled to vote at the Annual Meeting and any adjournment or postponement thereof. On the record date, 39,326,466 shares of beneficial interest were outstanding.

VOTING AND REVOCABILITY OF PROXIES

We hope you will attend the Annual Meeting. Whether or not you expect to attend the meeting in person, please complete, sign, date and return the enclosed proxy card in the accompanying envelope so that your shares will be represented. The envelope is addressed to our transfer agent and requires no postage. You may also vote your shares by telephone or through the Internet by following the instructions set forth on the proxy card. If you receive more than one proxy card because you have multiple accounts, you should sign and return all proxy cards received, or submit all proxy cards by telephone or through the Internet, to be sure all of your shares are voted.

On each matter subject to a vote at the Annual Meeting and any adjournment or postponement of the meeting, each holder of common shares will be entitled to one vote per share. With respect to the election of trustees, assuming a quorum is present, and subject to the majority voting provisions of our corporate governance guidelines, which are described below, the four nominees receiving the highest number of votes cast at the meeting will be elected trustees. With respect to the re-approval of the material terms of the performance goals of the 2003 Equity Incentive Plan and the ratification of the selection of KPMG LLP as our independent auditor for 2008, assuming a quorum is present, each proposal will be approved if a majority of the shares present in person or by proxy and casting a vote on the proposal votes “FOR” the proposal. If you mark your proxy as “Withhold Authority” or “Abstain” on any matter, or if you give specific instructions that no vote be cast on any specific matter, the shares represented by your proxy will not be voted on that matter, but will count toward the establishment of a quorum. Proxies submitted by brokers that do not indicate a vote for some or all of the proposals because they do not have discretionary voting authority and have not received instructions as to how to vote on those proposals (so called “broker non-votes”) are also considered in determining whether a quorum is present, but will not affect the outcome of any vote.

Under the majority voting provisions of our corporate governance guidelines, any nominee for trustee who receives enough votes to be elected, but who receives a greater number of “Withhold Authority” responses regarding his or her election than votes “FOR” such election, will be required to promptly tender his or her resignation to the Nominating and Governance Committee of the Board of Trustees following certification of the shareholder vote. The Nominating and Governance Committee and our Board of Trustees will consider and act upon such a resignation in accordance with the procedures described below under “PROPOSAL ONE — ELECTION OF TRUSTEES — Required Vote.”

You may vote your shares at the Annual Meeting in person or by proxy. All valid proxies received before the Annual Meeting will be voted according to their terms. If you complete your proxy properly, whether by completing and returning a proxy card or by submitting your instructions by telephone or through the Internet, but do not provide instructions as to how to vote your shares, your proxy will be voted “FOR” the election of all trustees nominated by our Board of Trustees, “FOR” the re-approval of the material terms of the performance goals of the 2003 Equity Incentive Plan and “FOR” the ratification of KPMG LLP as our independent auditor. If any other business is properly brought before the Annual Meeting, proxies will be voted in accordance with the judgment of the persons voting the proxies. After providing your proxy, you may revoke it at any time before it is voted at the Annual Meeting by filing an instrument revoking it with our secretary or by submitting a duly executed proxy bearing a later date. You also may revoke your proxy by attending the Annual Meeting and giving notice of revocation. Attendance at the Annual Meeting, by itself, will not constitute revocation of a proxy.

Some banks, brokers and other nominee record holders might be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our Proxy Statement or Annual Report may have been sent to multiple shareholders in your household. We will promptly deliver a separate copy of either document to you if you request one by writing or calling us as follows: Investor Relations, Pennsylvania Real Estate Investment Trust, The Bellevue, 200 South Broad Street, Philadelphia, PA 19102; Telephone: 215-875-0735. If you want to receive separate copies of the Annual Report and Proxy Statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder.

We will bear the cost of preparing and soliciting proxies, including the reasonable charges and expenses of brokerage firms or other nominees for forwarding proxy materials to shareholders. In addition to solicitation by mail, certain trustees, officers and employees of PREIT and its subsidiaries may solicit proxies personally or by telephone or other electronic means without extra compensation, with the exception of reimbursement for actual expenses incurred in connection with the solicitation. The enclosed proxy is solicited by and on behalf of our Board of Trustees.

PROPOSAL ONE —

ELECTION OF TRUSTEES

PREIT’s Board of Trustees has nominated Joseph F. Coradino, Lee H. Javitch, Mark E. Pasquerilla and John J. Roberts, the four existing Class A trustees whose terms expire at the Annual Meeting, for re-election at the Annual Meeting as Class A trustees to serve until the Annual Meeting to be held in the spring of 2009 and until their respective successors have been duly elected and have qualified.

If any of the foregoing nominees becomes unable to or declines to serve, the persons named in the accompanying proxy have discretionary authority to vote for a substitute or substitutes, unless the Board of Trustees reduces the number of trustees to be elected.

PREIT’s trust agreement provides that nominations for election to the office of trustee at any annual or special meeting of shareholders are made by the Board of Trustees, or by petition in writing delivered to our secretary not fewer than 35 days before an annual or special meeting of shareholders signed by the holders of at least two percent of the common shares outstanding on the date of the petition. Nominations not made in accordance with these procedures will not be considered, unless the number of persons properly nominated is fewer than the number of persons to be elected to the office of trustee at the Annual Meeting. In this latter event, nominations for the trustee positions that would not otherwise be filled may be made at the Annual Meeting by any person entitled to vote in the election of trustees.

PREIT’s Board of Trustees currently consists of thirteen members who serve staggered, three-year terms. Beginning with this 2008 Annual Meeting, each class of trustees whose term expires at any Annual Meeting will stand for election to serve as a trustee until the immediately following Annual Meeting and until their successors have been duly elected and have qualified, rather than until the 2011 Annual Meeting. At the 2009 Annual Meeting, a majority of the total number of trustees will stand for election to serve as a trustee until the 2010 Annual Meeting and until their successors have been duly elected and have qualified. Beginning at the 2010 Annual Meeting, all nominees for trustee will stand for election to serve as trustee until the 2011 Annual Meeting and until their successors have been duly elected and have qualified and the Board of Trustees will then cease to be divided into classes. For more information regarding our Board of Trustees, see “Additional Information — Board Matters,” beginning on page 53.

The following table presents information concerning the four nominees for the office of Class A trustee, the nine trustees who will continue in office after the 2008 Annual Meeting and PREIT’s executive officers, including their ages, principal occupations and the number of shares beneficially owned by them as of April 1, 2008.

				Shares Beneficially Owned on April 1, 2008(1)
Name	Age	Principal Occupation and Affiliations	Trustee Since	Number		Percent of Class(2)
Nominees for the Office of Trustee

Class A Trustees; Terms to Expire in 2009

Joseph F. Coradino	56	President of PREIT Services, LLC and PREIT–RUBIN, Inc. since 2004. Executive Vice President-Retail of PREIT since 2001. Executive Vice President-Retail Division and Treasurer, PREIT–RUBIN, Inc. from 1998 to 2004. From 1997 to 1998, Senior Vice President-Retail Division and Treasurer, PREIT–RUBIN, Inc. Director of A.C. Moore Arts & Crafts, Inc. since 2006. Trustee of Chestnut Hill College and the YMCA of Greater Philadelphia.	2006	161,698	(3)	*

Lee H. Javitch	77	Private investor and former Chairman and Chief Executive Officer, Giant Food Stores, Inc. Director of Jewish Theological Seminary of America. Former director of Dauphin Deposit Bank and Trust Co. and Allied Irish Bank. Former chairman of MAZON: A Jewish Response to Hunger and CLAL, The National Jewish Center for Learning and Leadership. Former director of Pennsylvania Council on the Arts. Former executive committee member of Boy Scouts of America.	1985	19,000	(4)	*

				Shares Beneficially Owned on April 1, 2008(1)
Name	Age	Principal Occupation and Affiliations	Trustee Since	Number		Percent of Class(2)

Mark E. Pasquerilla(5)	48	President of Pasquerilla Enterprises, LP since 2006 and sole member of Pasquerilla Enterprises, LLC since 2006. Officer of Crown American Enterprises, Inc. since 1992 and director from 1992 to 2006. President and Chairman of Crown Holding Company and its various subsidiaries and affiliates from 1999 to 2006. President and Vice Chairman of Crown Holding Company from 1993 to 1999. Chairman of the Board of Trustees and Chief Executive Officer of Crown American Realty Trust from 1999 to 2003. Vice Chairman of Crown American Realty Trust from 1998 to 1999. President of Crown American Realty Trust from 1993 to 2003. Director of AmeriServ Financial, Inc., AmeriServ Financial Bank, AmeriServ Life Insurance Company, and AmeriServ Associates, Inc. since 2001. Board member of Concurrent Technologies Corporation, a charitable organization, since 1990. Board member of Community Foundation for the Alleghenies, a charitable organization, since 1991. Board member of United Way of the Laurel Highlands, a charitable organization, since 2002. Advisory board member of University of Pittsburgh at Johnstown since 1988.	2003	964,604	(6)	2.5%

John J. Roberts	63	Former Global Managing Partner and member of Leadership Team, PricewaterhouseCoopers LLP, completing a 35 year career with the firm in 2002. Director, Armstrong World Industries, Inc., Safeguard Scientifics, Inc. and Vonage Holdings Corp. Member of American Institute of CPAs. Former director of SICOR, Inc., Philadelphia First Corporation, Greater Philadelphia Chamber of Commerce, Urban Affairs Partnership, and University City Science Center. Former member of advisory board of the Kellogg School and the University of Southern California School of Accounting. Former trustee of Drexel University.	2003	10,000	(7)	*

				Shares Beneficially Owned on April 1, 2008(1)
Name	Age	Principal Occupation and Affiliations	Trustee Since	Number		Percent of Class(2)
Trustees Whose Terms Continue

Class B Trustees; Terms to Expire in 2009

Stephen B. Cohen	62	Professor of Law, Georgetown University. Has also taught at Harvard University, Stanford University, the University of Wisconsin and at University of Capetown (South Africa). Served as Corporate Secretary and Board Member of the Southern Africa Development Fund from 1994 to 2002 and as Deputy Assistant Secretary of State from 1978 to 1980.	2004	477,780	(8)	1.2%

M. Walter D’Alessio	74	Vice Chairman of NorthMarq Capital, a Minneapolis-based real estate investment banking firm with an office in Philadelphia, and President of NorthMarq Advisors, a real estate consultancy, since 2003. Non-executive Chairman of the Board of Brandywine Realty Trust (office and industrial real estate development and management) headquartered in Radnor, Pennsylvania, since 2004. Serves on the boards of directors of Exelon Corporation, Independence Blue Cross (Chairman), Point Five Technologies, Inc. and the Greater Philadelphia Chamber of Commerce. From 1982 to 2003, served as Chairman and Chief Executive Officer of Legg Mason Real Estate Services, Inc., a commercial mortgage, banking and pension fund advisory firm headquartered in Philadelphia.	2005	6,357	(9)	*

Leonard I. Korman	72	Chairman and Chief Executive Officer, Korman Commercial Properties, Inc. (real estate development and management). Partner of The Korman Company, trustee of Albert Einstein Health Care Network and Thomas Jefferson University. Former director or trustee of CoreStates Bank N.A. Served on the Regional Advisory Board of First Union National Bank, and the boards of the Pennsylvania Academy of Fine Arts and the Jewish Federation of Greater Philadelphia.	1996	398,455	(10)	*

				Shares Beneficially Owned on April 1, 2008(1)
Name	Age	Principal Occupation and Affiliations	Trustee Since	Number		Percent of Class(2)

Donald F. Mazziotti(5)	62	Managing Partner, Development Equities & Advisories LLC (real estate development and consulting) since 2005. Senior Vice President, Urban and Mixed Use Development, Harsch Investment Properties, Portland, Oregon, from 2005 to 2007. Chief Executive Officer, Portland Development Commission, 2001 to 2005. Chief Information Officer, State of Oregon, 1998 to 2000. Chairman of Delta Development Group, Inc. (government relations, economic planning and management consulting) from 1995 to 1997. Chief Executive Officer of Delta Development Group, Inc. from 1988 to 1998. Member of Crown American Realty Trust Board of Trustees from 1993 to 2003. Deputy Assistant Secretary of Transportation, USDOT, 1978 to 1981.	2003	11,529	(11)	*

Ronald Rubin(12)(13)	76	Chairman of PREIT since 2001. Chief Executive Officer of PREIT since 1997. Chairman and Chief Executive Officer of The Rubin Organization, Inc. (renamed PREIT–RUBIN, Inc. upon acquisition by PREIT in 1997) from 1992 to 1997. Trustee of International Council of Shopping Centers. Past Chairman of Center City District and past Chairman of the Greater Philadelphia Chamber of Commerce. Director of PECO, a subsidiary of Exelon Corporation. Director of the Regional Performing Arts Center. Past President of Jewish Federation of Greater Philadelphia. Served as Co-Chairman of the National Museum of American Jewish History and served on the boards of the Franklin Institute, Philadelphia Orchestra, and the United Jewish Appeal.	1997	1,079,440	(14)	2.7%

				Shares Beneficially Owned on April 1, 2008(1)
Name	Age	Principal Occupation and Affiliations	Trustee Since	Number		Percent of Class(2)
Trustees Whose Terms Continue

Class C Trustees; Terms to Expire in 2010

Edward A. Glickman	50	President and Chief Operating Officer of PREIT since 2004. Executive Vice President and Chief Financial Officer of PREIT from 1997 to 2004. Adjunct Professor of Finance, Stern School of Business, New York University. Director of the Fox Chase Cancer Center and the Bala Cynwyd Library.	2004	260,400	(15)	*

Rosemarie B. Greco(12)	62	Director, Office of Health Care Reform, Commonwealth of Pennsylvania. Founding Principal, Grecoventures Ltd. (business investment and consulting partnership). Former CEO and President, CoreStates Bank, N.A. and President, CoreStates Financial Corp. Currently director of Exelon Corporation and Sunoco, Inc. and trustee of SEI I Mutual Funds. Trustee of the University of Pennsylvania School of Nursing. Former corporate director of General Accident Insurance (USA), Cardone Industries, Inc., Genuardi’s Family Markets, Inc. and Radian, Inc.; former chair of the Greater Philadelphia Chamber of Commerce, former President and CEO of Philadelphia Private Industry Council; former member of Philadelphia Planning Commission and Board of Education; former chair of Pennsylvania Workforce Investment Board.	1997	14,000	(16)	*

Ira M. Lubert	58	Chairman of Lubert-Adler Partners, L.P., a company specializing in private equity investments in real estate and other entrepreneurial opportunities. Co-founder and managing partner of LLR Equity Partners, L.P., a venture fund making private equity investments in mid-Atlantic growth companies and middle market special opportunity situations. Chairman of GF Management, a company that specializes in the ownership and management of underperforming hospitality properties. Co-founder of LEM Mezzanine Fund, a fund making mortgage loans, and Quaker Bio Venture, a private equity fund engaged in making health care and life science investments.	2001	12,000	(17)	*

				Shares Beneficially Owned on April 1, 2008(1)
Name	Age	Principal Occupation and Affiliations	Trustee Since	Number		Percent of Class(2)
George F. Rubin(12)(13)	65	Vice Chairman of PREIT since 2004. President and Secretary, PREIT Services, LLC and PREIT–RUBIN, Inc. from 1997 to 2004. Trustee, member of the executive committee and chair of the grounds and buildings committee of Lafayette College. Board Member of Elwyn Institute. Chairman of the Board of Thorncroft Therapeutic Horseback Riding, Inc. Former treasurer of the Philadelphia Vietnam Veterans Memorial Committee. Appointed by President George W. Bush to the Veterans Committee on Education.	1997	741,830	(18)	1.9%

Non-Trustee Executive Officers

Jonathen Bell	40	Senior Vice President of PREIT since 2007. Chief Accounting Officer of PREIT since 2006. Vice President–Financial Services of PREIT from 1999 to 2007. From 2003 to 2006, Corporate Controller of PREIT. From 1997 to 1999, controller of Washington REIT in Rockville, Maryland.	—	18,596	(19)	*

Bruce Goldman	49	Executive Vice President–General Counsel of PREIT since 2002, and Secretary of PREIT since 2005. From 2001 to 2002, Senior Vice President–General Counsel of PREIT. From 2000 to 2001, Senior Vice President–Legal of PREIT. From 1997 to 2000, Vice President of New City Development, the development subsidiary of Mirage Resorts, Inc.	—	30,916	(20)	*

Douglas S. Grayson	49	Executive Vice President–Development of PREIT since 2002. Executive Vice President-Development of PREIT–RUBIN, Inc. from 1998 to 2002. From 1997 to 1998, Vice President of PREIT–RUBIN, Inc.	—	54,687	(21)	*

Jeffrey A. Linn	59	Executive Vice President–Acquisitions of PREIT since 2001. From 1995 to 2001, Senior Vice President–Acquisitions of PREIT. Secretary of PREIT from 1995 to 2005.	—	58,936	(22)	*

Robert F. McCadden	50	Executive Vice President and Chief Financial Officer of PREIT since 2004. From 2002 to 2004, Partner of KPMG LLP. From 1993 to 2002, Partner of Arthur Andersen LLP.	—	70,737	(23)	*

All trustees and executive officers as a group (18 persons)				4,290,446	(24)	10.5%

*	Less than one percent.

(1)	Unless otherwise indicated in the following footnotes, each trustee and executive officer has sole voting and investment power with respect to all such shares.

(2)	Based on 39,326,466 common shares of beneficial interest outstanding as of April 1, 2008.

(3)	Includes 56,810 shares that Mr. Coradino owns directly, 28,312 Class A units of limited partnership interest in PREIT Associates, L.P. held by a grantor retained annuity trust of which Mr. Coradino’s spouse is a trustee and Mr. Coradino is a beneficiary, 36,576 Class A units of limited partnership interest in PREIT Associates, L.P. held by Mr. Coradino’s spouse, and 40,000 Class A units held by a grantor retained annuity trust of which Mr. Coradino is a trustee and Mr. Coradino’s spouse is a beneficiary. Class A units are redeemable for cash or, at PREIT’s option, for a like number of shares. Mr. Coradino disclaims beneficial ownership of the Class A units held by or for the benefit of his spouse. Class A units are redeemable for cash or, at PREIT’s option, for a like number of common shares.

(4)	Includes 13,000 shares that Mr. Javitch owns directly and 6,000 shares subject to exercisable options.

(5)	In accordance with the merger agreement between PREIT and Crown American Realty Trust, PREIT expanded the size of its board of trustees by two in December 2003 and elected Messrs. Pasquerilla and Mazziotti, who were members of Crown’s board at the time of the merger, to fill the vacancies created by the expansion.

(6)	Includes 2,832 shares that Mr. Pasquerilla owns directly, 5,000 shares subject to exercisable options, 45,211 shares held by Marenrico Partnership, and 911,561 shares held by Pasquerilla, LLC, entities controlled by Mr. Pasquerilla. A total of 580,750 shares held by Pasquerilla, LLC are pledged as collateral to First Commonwealth Bank and a total of 330,811 shares held by Pasquerilla, LLC are pledged as collateral to UBS. 33,575 shares held by Marenrico Partnership are pledged as collateral to Merrill Lynch and 10,190 shares held by Marenrico Partnership are pledged as collateral to Wachovia.

(7)	Includes 5,000 shares that Mr. Roberts owns directly and 5,000 shares subject to exercisable options.

(8)	Includes 39,317 shares that Mr. Cohen owns directly, 37,056 shares owned by an Indenture of Trust of which Mr. Cohen is a beneficiary, 243,944 shares owned by the Deed of Trust of Sylvan M. Cohen of which Mr. Cohen is a future beneficiary, 153,713 shares owned by the Sylvan M. Cohen Charitable Remainder Trust of which Mr. Cohen is a trustee and 3,750 shares subject to exercisable options. Mr. Cohen has shared voting and investment power with respect to the 153,713 shares owned by the Sylvan M. Cohen Charitable Remainder Trust. Excludes 1,250 shares subject to options that become exercisable on July 29, 2008.

(9)	Includes 3,857 shares that Mr. D’Alessio owns directly and 2,500 shares subject to exercisable options. Excludes 2,500 shares subject to options that become exercisable in two equal annual installments of 1,250 shares beginning on December 15, 2008.

(10)	Includes 258,088 shares that Mr. Korman owns directly, 420 shares owned by Mr. Korman’s spouse, 114,619 shares held in trusts of which Mr. Korman is a co-trustee, 19,328 shares held in trusts of which Mr. Korman is a co-trustee and the sole beneficiary and 6,000 shares subject to exercisable options. Mr. Korman disclaims beneficial ownership of the 114,619 shares held in trusts of which Mr. Korman is a co-trustee and the 420 shares owned by Mr. Korman’s spouse.

(11)	Includes 2,001 shares that Mr. Mazziotti owns directly, 4,528 shares as to which Mr. Mazziotti shares voting and investment power with his spouse and 5,000 shares subject to exercisable options.

(12)	In accordance with an agreement that PREIT entered into in connection with its 1997 acquisition of The Rubin Organization, Inc., the Board of Trustees of PREIT elected Ronald Rubin, George F. Rubin and Rosemarie B. Greco as trustees of PREIT in 1997 to fill the vacancies created by the resignations of three former trustees. Ronald Rubin and George F. Rubin are brothers.

(13)	The employment agreements between PREIT and each of Ronald Rubin and George F. Rubin provide that, during the term of their respective employment agreements, the Board of Trustees shall nominate Ronald Rubin and George F. Rubin, respectively, as a candidate for election to the Board of Trustees at each annual meeting at which his term as a trustee is scheduled to expire.

(14)	Includes 229,532 shares that Ronald Rubin owns directly, 831,096 Class A units of limited partnership interest in PREIT Associates, L.P. (86,934 of which are held by the Non-QTIP Marital Trust under the Will of Richard I. Rubin of which Ronald Rubin and George Rubin are beneficiaries and 2,776 of which are owned by a corporation of which Ronald Rubin is the sole shareholder) that are redeemable for cash or, at PREIT’s option, for a like number of shares and 13,584 shares held by a partnership, the partners of which are trusts of which Ronald Rubin is a trustee and, as to one trust partner, a beneficiary. Also includes 5,227 Class A units held by Pan American Office Investments, L.P. Ronald Rubin controls and holds substantial ownership interests in Pan American Office Investments, L.P.

(15)	Includes 103,692 shares that Mr. Glickman owns directly, 56,708 Class A units of limited partnership interest in PREIT Associates, L.P. that are redeemable for cash or, at PREIT’s option, for a like number of shares, and 100,000 shares subject to exercisable options.

(16)	Includes 9,000 shares that Ms. Greco owns directly and 5,000 shares subject to exercisable options.

(17)	Includes 7,000 shares that Mr. Lubert owns directly and 5,000 shares subject to exercisable options.

(18)	Includes 92,443 shares that George Rubin owns directly, 633,840 Class A units of limited partnership interest in PREIT Associates, L.P. (86,934 of which are held by the Non-QTIP Marital Trust under the Will of Richard I. Rubin of which Ronald Rubin and George Rubin are beneficiaries and 200,000 of which are held by grantor retained annuity trusts of which George Rubin is a trustee) that are redeemable for cash or, at PREIT’s option, for a like number of shares. Also includes 13,584 shares held by a partnership, the partners of which are trusts of which George Rubin is a trustee and, as to one trust partner, a beneficiary. Also includes 900 shares held by a trust, the beneficiary of which is George Rubin’s daughter, and 1,063 shares held by George Rubin’s spouse, as to both of which George Rubin disclaims beneficial ownership. Excludes 5,227 Class A units held by Pan American Office Investments, L.P. George Rubin holds limited partnership interests in Pan American Office Investments, L.P.

(19)	Mr. Bell directly owns all 18,596 shares.

(20)	Mr. Goldman directly owns all 30,916 shares.

(21)	Includes 18,236 shares that Mr. Grayson owns directly, 12,535 shares as to which he shares voting and investment power with his spouse and 23,916 Class A units of limited partnership interest in PREIT Associates, L.P. that are redeemable for cash or, at PREIT’s option, for a like number of shares.

(22)	Mr. Linn directly owns 58,422 shares and shares voting and investment power as to 514 shares with his spouse.

(23)	Mr. McCadden directly owns 52,093 shares and shares voting and investment power as to 18,644 shares with his spouse.

(24)	Includes 2,578,454 shares, 143,250 shares subject to exercisable options and an aggregate of 1,568,743 Class A and Class B units of limited partnership interest in PREIT Associates, L.P. that are redeemable for cash or, at PREIT’s option, for a like number of shares. In certain instances, two trustees beneficially own the same shares because they share voting or investment power over the shares. These shares have been counted only once in this total.

Required Vote

With respect to the election of trustees, assuming a quorum is present and subject to the majority voting provisions of our corporate governance guidelines described below, the four nominees receiving the highest number of votes cast at the Annual Meeting will be elected trustees. If you mark your proxy as “Withhold Authority” in the election of any of the trustees, or if you give specific instructions that no vote be cast in the election of any of the trustees, the shares represented by your proxy will not be voted in the election of such trustee(s), but will count toward the establishment of a quorum. Under the terms of the account agreement between you and your broker, your broker may be permitted to vote your shares in the election of trustees even if you do not instruct your broker how to vote.

Pursuant to PREIT’s corporate governance guidelines, if any nominee for trustee receives a greater number of “Withhold Authority” responses regarding his or her election than votes “FOR” his or her election, that nominee will be required to promptly tender his or her resignation to the Nominating and Governance Committee of the Board of Trustees following certification of the shareholder vote. The Nominating and Governance Committee of the Board of Trustees will consider the resignation offer and recommend to the Board of Trustees whether or not to accept it. The Board of Trustees will act on the Nominating and Governance Committee’s recommendation within 90 days following certification of the shareholder vote. Thereafter, the Board of Trustees will promptly disclose its decision as to whether to accept the trustee’s resignation offer (and, if applicable, the reasons for rejecting the resignation offer) in a press release to be disseminated in the manner that PREIT’s press releases typically are distributed or by other means of public disclosure.

Any trustee tendering his or her resignation pursuant to the procedures described above will not participate in the Nominating and Governance Committee recommendation or any other action of the Board of Trustees regarding whether to accept the resignation offer. If each member of the Nominating and Governance Committee received a majority of votes marked “Withhold Authority” at the same election, then the independent members of our Board of Trustees who did not receive a majority of votes marked “Withhold Authority” will appoint a committee amongst themselves (which may consist of some or all of them) to consider the resignation offers and recommend to the Board of Trustees whether to accept them.

Board Recommendation

Our Board of Trustees recommends that shareholders vote FOR the election of each of the nominees for trustee.

PROPOSAL TWO —

RE-APPROVAL OF MATERIAL TERMS OF PERFORMANCE GOALS OF THE

2003 EQUITY INCENTIVE PLAN

PREIT’s 2003 Equity Incentive Plan was adopted by PREIT’s Board of Trustees on July 24, 2003, was amended by PREIT’s Board of Trustees on September 30, 2003, was approved by PREIT’s shareholders on November 11, 2003 and was amended by PREIT’s Board of Trustees on December 20, 2007. We refer to the 2003 Equity Incentive Plan as the 2003 Plan. To preserve an income tax deduction available to PREIT, PREIT is asking its shareholders to re-approve the material terms of the performance goals under the 2003 Plan. Shareholders are not being asked to approve any amendments to the 2003 Plan.

The objective of the 2003 Plan is to advance the long-term interests of PREIT and our shareholders by strengthening PREIT’s ability to attract and retain key individuals with the desired training, experience and expertise. It is also to furnish additional incentives to such key individuals to promote PREIT’s financial success by providing them with an equity ownership interest in PREIT and/or cash awards based on equity in PREIT.

As of April 1, 2008, 1,488,941 PREIT common shares remained available for issuance under the 2003 Plan, subject to any future adjustments for share splits and similar events. The total number of PREIT common shares originally authorized for issuance under the 2003 Plan was 2,500,000.

An income tax deduction is available to PREIT when payments made to certain executive officers under the 2003 Plan are performance based as defined by Section 162(m) of the Internal Revenue Code. For this purpose it is necessary that shareholders re-approve the material terms of the performance goals included in the 2003 Plan every five years. The shareholders approved the material terms of the performance goals contained in the 2003 Plan in 2003. This shareholder approval expires in 2008. Therefore, PREIT is resubmitting the material terms of the performance goals to our shareholders for re-approval for another five years. The material terms of the performance goals remain unchanged from those approved by shareholders in 2003.

Section 162(m) of the Internal Revenue Code generally limits the income tax deduction that a company can take for compensation paid in a taxable year to the principal executive officer or any one of the other three most highly compensated officers to $1 million for each such executive. This limit on a tax deduction otherwise available to PREIT does not apply, however, to certain performance based compensation including, in the case of the 2003 Plan, compensation in the form of (1) restricted shares subject to performance based vesting conditions and (2) performance shares (including performance share units, which we refer to as restricted share units, or RSUs), provided that certain conditions are met. One of the conditions is that PREIT’s shareholders must approve the material terms of the performance goals under which the compensation is paid, and, as noted above, that PREIT’s shareholders re-approve the material terms of the performance goals every five years.

If the material terms of the performance goals are not re-approved, the effectiveness of the shareholders’ 2003 approval of the material terms will end and some or all of the compensation paid to PREIT’s principal executive officer and three other most highly compensated officers under the 2003 Plan might not qualify for deduction under Section 162(m). Given that PREIT has elected to be treated as a real estate investment trust, or REIT, for federal income tax purposes, and receives certain favorable tax treatment associated with qualifying as a REIT, compensation expense that does not qualify for deduction under Section 162(m) might cause a larger portion of PREIT’s shareholder distributions in a given year to be subject to federal income tax as ordinary income rather than as return of capital. Compensation allocated to PREIT’s corporate subsidiary might cause an increase in its income tax liability, due to the inability of the corporate subsidiary to deduct the compensation. (As discussed under “Additional Information—Executive Compensation—Compensation Discussion and Analysis—Accounting and Tax Considerations” on page 32, depending on the facts and circumstances, compensation allocable to PREIT Associates, L.P., PREIT’s operating partnership, might not be subject to the Section 162(m) limit in any event.)

Material Terms of the Performance Goals

Under the 2003 Plan, PREIT may grant the following types of performance awards based on the 2003 Plan’s business criteria: restricted shares subject to performance based vesting and performance shares (including RSUs). The material terms of the performance goals for these types of awards that require shareholder re-approval are:

•	the class of employees eligible to receive the performance awards;

•	the business criteria on which the performance goal(s) are (or could be) based; and

•	the maximum amount that could be paid to an employee (or the formula used to calculate the amount) if the performance goal(s) are attained.

The material terms of the performance goals established by PREIT under the 2003 Plan are as follows:

Eligible Employees.	Non-employee trustees, officers and other key employees of PREIT and our related corporations and subsidiary entities are eligible for awards under the 2003 Plan.

Business Criteria.	One or more of the following business criteria may be used to create the measures for the performance goals under the 2003 Plan: funds from operations, total return to shareholders, return on assets, return on net assets, asset turnover, return on equity, return on capital, market price appreciation of PREIT common shares, economic value added, net income, pre-tax income, earnings per PREIT common share, operating profit margin, net income margin, sales margin, cash flow, market share, inventory turnover, sales growth, capacity utilization, increase in customer base, environmental health and safety, diversity, and/or quality. The business criteria may be expressed in absolute terms or relative to the performance of other individuals or companies or an index.

Maximum Amounts.	Subject to any future adjustments for share splits and similar events, the total number of PREIT common shares (issued pursuant to restricted shares, performance shares, RSUs or otherwise) that may be issued under the 2003 Plan is 2,500,000. As of April 1, 2008, 1,488,941 shares remained available for issuance under the 2003 Plan. Also, no officer or other key employee may receive options and/or share appreciation rights for more than 250,000 PREIT common shares during any calendar year under the 2003 Plan.

Summary of the 2003 Plan

Set forth below is a general description of the 2003 Plan. The description is qualified in its entirety by reference to the 2003 Plan, as amended, which is attached as Appendix A to this Proxy Statement.

Eligible Participants. Non-employee trustees, officers and other key employees of PREIT and our related corporations and subsidiary entities are eligible for awards under the 2003 Plan. However, non-employee trustees and other individuals who are not employees of PREIT itself or a related entity are not eligible to receive incentive share options, or ISOs, under the 2003 Plan. Currently, nine non-employee trustees, nine executive officers and approximately 760 employees of PREIT and our related corporations and subsidiary entities are potentially eligible for awards.

Maximum Number of Shares. Subject to any future adjustments for share splits and similar events, the total number of PREIT common shares (issued pursuant to restricted shares, performance shares, RSUs or otherwise) that may be issued under the 2003 Plan is 2,500,000. Share appreciation rights and dividend equivalent rights granted in tandem with other awards under the 2003 Plan will not be counted toward the maximum number of PREIT common shares that may be issued under the 2003 Plan. As of April 1, 2008, 1,488,941 common shares remained available for issuance under the 2003 Plan. No officer or other key employee may receive options and/or share appreciation rights for more than 250,000 PREIT common shares during any calendar year under the 2003 Plan. If any award that requires the participant to exercise it in order for PREIT common shares to be delivered terminates without having been exercised in full, if any award payable in cash or PREIT common shares is paid in cash rather than in PREIT common shares, or if any PREIT common shares are not delivered to a participant because the PREIT common shares are withheld for the payment of withholding taxes on an award, the number of PREIT common shares as to which such award was not exercised, for which cash was paid in lieu thereof, or which were withheld for the payment of withholding taxes will continue to be available for future awards. In addition, the aggregate fair market value (determined at the time the option is granted) of PREIT common shares with respect to which ISOs are exercisable for the first time by any single participant during any calendar year (under the 2003 Plan and under any other ISO plan of PREIT or a related corporation) may not exceed $100,000.

Types of Awards. PREIT may make the following types of awards to participants under the 2003 Plan:

Options. The 2003 Plan permits the Compensation Committee to grant options that qualify as ISOs under the Internal Revenue Code, and nonqualified share options, or NQSOs, that do not so qualify. Only officers or other key employees of PREIT or a related corporation may receive ISOs. The Compensation Committee also determines the exercise price of each option. However, the exercise price of an ISO or an NQSO may not be less than 100% of the fair market value of the PREIT common shares on the date of grant (110% in the case of an ISO granted to a greater-than-10% shareholder). The exercise price of any option may not be less than the par value of a PREIT common share. The Compensation Committee may not reduce the exercise price of an option after it is granted. For more information regarding prohibitions on repricing, see “– No Repricing” on page 18.

The term of each option will be fixed by the Compensation Committee, but may not exceed 10 years from the date of grant (five years in the case of an ISO granted to a greater-than-10% shareholder). The Compensation Committee will determine at what time or times each option may be exercised. Options may be made exercisable in installments, and the exercisability of options may be accelerated by the Compensation Committee.

The exercise price of an option granted under the 2003 Plan must be paid in full in cash or by check, bank draft, or money order or, if the terms of the option permit, by PREIT common shares that have been held by the participant for a period of time as required to be considered “mature” for accounting purposes, by delivery of an irrevocable undertaking by a broker to deliver promptly to PREIT sufficient funds to pay the exercise price, or by any combination of the foregoing.

Share Appreciation Rights. The Compensation Committee may grant share appreciation rights, either alone or in tandem with options, entitling the participant upon exercise to receive an amount in cash and/or PREIT common shares (as determined by the Compensation Committee), measured by the increase since the date of grant in the value of the PREIT common shares covered by such right. Share appreciation rights granted in tandem with options will be exercisable only at such time(s), and to the extent, that the related option is exercisable and will terminate upon the exercise of the related option. The Compensation Committee may accelerate the date(s) on which share appreciation rights not granted in tandem with options may be exercised.

Restricted Shares. The Compensation Committee may grant PREIT common shares to participants without payment, but subject to such restrictions as the Compensation Committee may determine (including the requirement that the participant meet certain individual performance goals and/or that PREIT meet certain corporate performance goals; see “—Performance Shares” below for the business criteria that may be used by the Compensation Committee to create the measures for the performance goals). The Compensation Committee may accelerate the date(s) on which the restrictions will lapse. Prior to the lapse of restrictions on restricted PREIT common shares, the participant will have voting and dividend rights with respect to the PREIT common shares, unless the Compensation Committee determines otherwise. Any participant who makes an election under Section 83(b) of the Internal Revenue Code with respect to restricted PREIT common shares (regarding the immediate recognition of income) must provide a copy of the election to PREIT within 10 days of the filing of such election with the Internal Revenue Service.

Performance Shares. The Compensation Committee may grant awards entitling a participant to receive PREIT common shares without payment provided certain performance goal(s) are met. The awards may be in the form of RSUs. The Compensation Committee will use one or more of the following business criteria to create the measures for the performance goals: funds from operations, total return to shareholders, return on assets, return on net assets, asset turnover, return on equity, return on capital, market price appreciation of PREIT common shares, economic value added, net income, pre-tax income, earnings per PREIT common share, operating profit margin, net income margin, sales margin, cash flow, market share, inventory turnover, sales growth, capacity utilization, increase in customer base, environmental health and safety, diversity, and/or quality. The business criteria may be expressed in absolute terms or relative to the performance of other individuals or companies or an index.

Contract Shares. The Compensation Committee may grant awards entitling a participant to receive PREIT common shares without payment, provided the participant continues to provide services to PREIT or to one of PREIT’s subsidiary entities through the date specified in the award agreement. Delivery of the contract PREIT common shares will be conditioned on the participant’s continuous provision of services through the date specified.

Bonus Shares. The Compensation Committee may grant awards entitling a participant to receive PREIT common shares without payment as a bonus for services rendered by the participant to PREIT or to one of PREIT’s subsidiary entities.

Dividend Equivalent Rights. The Compensation Committee may grant awards that entitle the participant to receive a benefit in lieu of cash dividends that would be payable on any or all PREIT common shares subject to another award granted to the participant, or that would be payable on a number of notional PREIT common shares unrelated to any other award, in either case had such PREIT common shares been outstanding.

The following table shows the dollar value and number of common shares that were received by PREIT’s executive officers, non-employee trustees and employees that are not executive officers of PREIT during the year ended December 31, 2007 pursuant to the 2003 Plan.

2003 Equity Incentive Plan

Name and Position	Dollar Value($)(1)	Number of Shares(2)
Ronald Rubin — Chairman and Chief Executive Officer and Trustee	1,144,507	25,279

Edward A. Glickman — President and Chief Operating Officer and Trustee	811,554	17,925

George F. Rubin — Vice Chairman and Trustee	707,512	15,627

Joseph F. Coradino — President PREIT Services, LLC and PREIT — RUBIN, Inc. and Trustee	707,512	15,627

Robert F. McCadden — Executive Vice President and Chief Financial Officer	624,252	13,788

Executive officers as a group (nine individuals)	5,058,354	111,744

Non-employee trustees as a group (nine individuals)	383,805	9,000

Non-executive officer employees as a group	4,028,188	89,591

(1)	The dollar values shown in this table are based on the average of the high and low price of a PREIT common share on the date of grant.

(2)	One half of these awards for the named executive officers and a smaller proportion of the awards for certain other employees are in the form of market based performance-contingent RSUs under PREIT’s 2008-2010 Restricted Share Unit Program. Whether the executive officers will receive any shares in respect of the RSUs depends on whether PREIT achieves certain performance objectives. To date, no shares have been issued pursuant to PREIT’s RSU programs.

Transferability. No ISO granted under the 2003 Plan may be transferred other than by will or by the laws of descent and distribution. No award other than an ISO may be transferred, except as permitted in the participant’s award agreement. During a participant’s lifetime, an award requiring exercise may be exercised only by the participant (or in the event of the participant’s incapacity, the person(s) legally appointed to act on the participant’s behalf).

Treatment of Awards upon Termination of Employment or Service. If a participant’s employment or service terminates by reason of death or disability, all options and share appreciation rights then held by the participant that were not exercisable immediately prior to such termination of employment or service will terminate on that date (except as otherwise provided in the award agreement, in the participant’s employment agreement or a related document). Any exercisable options or share appreciation rights that were exercisable or that became exercisable upon such an event will remain exercisable for one year from the date of termination (or such shorter or longer period as provided in the award agreement, in the participant’s employment agreement or a related document). In the event of any other termination of employment or service, all options and share appreciation rights held by the participant that are not then exercisable shall terminate (except as otherwise provided in the award agreement, in the participant’s employment agreement or a related document). Any options or share appreciation rights that were exercisable will generally continue to be exercisable for three months (or for such shorter or longer period as provided in the award agreement or in the participant’s employment agreement). Notwithstanding the post-termination exercise periods described above, no option or share appreciation right may be exercised beyond its original term.

If the employment or service of a participant who holds restricted PREIT common shares is terminated for any reason, including death or disability, prior to the lapse of the restrictions, the participant must forfeit the restricted PREIT common shares to PREIT except that the award agreement or the participant’s employment agreement may provide that the restrictions lapse upon any such termination of employment. Except as otherwise provided in the award agreement or a participant’s employment agreement, rights under a performance award, contract shares and dividend equivalent rights to which a participant has not become irrevocably entitled will terminate upon the participant’s death, retirement, or other termination of employment or service with PREIT.

Adjustments in Shares. In the event of a share dividend, share split, reverse split, or similar change in the capitalization of PREIT, proportionate adjustments will be made to the maximum number of PREIT common shares that may be delivered under the 2003 Plan (pursuant to restricted shares, performance shares, RSUs or otherwise), the maximum number of PREIT common shares with respect to which stand-alone share appreciation rights or dividend equivalent rights may be granted, the exercise price of outstanding awards and the number of PREIT common shares issuable upon the exercise or vesting of an award.

No Repricing. Repricing of options and share appreciation rights is not permitted without the approval of our shareholders. For this purpose, a “repricing” means any of the following (or any other action that has the same effect as any of the following): (1) changing the terms of an option or a share appreciation right to lower its exercise price (its starting value, in the case of a share appreciation right) (other than on account of capital adjustments, as described in “—Adjustments in Shares,” above); (2) any other action that is treated as a “repricing” under generally accepted accounting principles; and (3) repurchasing for cash or canceling an option or share appreciation right in exchange for another award at a time when its exercise price (its starting value, in the case of a share appreciation right) is greater than the fair market value of the underlying common shares, unless the cancellation and exchange occurs in connection with an event described in “—Certain Corporate Transactions” below.

Certain Corporate Transactions. In the event of a corporate transaction (such as, for example, a merger, consolidation, acquisition of property or shares, separation, reorganization or liquidation) each outstanding award will be assumed by the surviving or successor entity. However, in the event of a proposed corporate transaction, the Compensation Committee may terminate all or a portion of any outstanding award, effective upon the closing of the corporate transaction, if it determines that doing so is in the best interest of PREIT. If so, the Compensation Committee will give each participant holding an option or a share appreciation right to be terminated not less than seven days’ notice prior to the termination, and any option or share appreciation right that is to be terminated may be exercised (to the extent it is then exercisable) before the termination. Further, in the event of a corporate transaction, the Compensation Committee, in its discretion, may (1) accelerate the date on which options and share appreciation rights become exercisable, (2) remove restrictions from the outstanding restricted PREIT common shares, (3) cause the delivery of any performance shares, even if the associated performance goals have not been met, (4) cause the delivery of any contract PREIT common shares, even if the dates specified in the participant’s award agreement have not been reached, and/or (5) cause the payment of any dividend equivalent rights. The Compensation Committee may, in lieu of the action described above, arrange to have the surviving or acquiring entity grant to participants a replacement award substantially equivalent to the award.

Withholding Requirements. The grant or exercise of awards may be subject to withholding for federal, state and local withholding tax requirements. Where PREIT common shares may be delivered under an award, the

Compensation Committee may require that the participant either remit to PREIT an amount necessary to satisfy the withholding requirements or make other satisfactory arrangements (including, if the Compensation Committee so permits, the holding back of PREIT common shares from payments under the award).

Discontinuance, Cancellations, Amendment and Termination. The Compensation Committee may at any time discontinue granting awards under the 2003 Plan. The Board of Trustees may at any time amend the 2003 Plan for any purpose, or may at any time terminate the 2003 Plan, except that the following amendments may not be made without the approval of the shareholders of PREIT: (1) an increase in the maximum number of PREIT common shares with respect to which ISOs may be granted under the 2003 Plan, (2) a change in the class of employees eligible to receive ISOs under the 2003 Plan, (3) an extension of the duration of the 2003 Plan with respect to ISOs, (4) any amendment to the 2003 Plan requiring shareholder approval under the $1 million deduction limit on compensation in Section 162(m) of the Internal Revenue Code and (5) any amendment to the 2003 Plan requiring shareholder approval under applicable New York Stock Exchange rules or as required by any other applicable law, rule or regulation. Further, the Compensation Committee may amend any outstanding award (other than an amendment that would lower the exercise price of an option or lower the starting value of a share appreciation right), provided that no such amendment may adversely affect the rights of any participant without the participant’s consent.

Market Value. As of April 1, 2008, the per share closing sale price of PREIT common shares on the New York Stock Exchange was $25.91.

Federal Income Tax Treatment of Options. PREIT believes that, with respect to options granted under the 2003 Plan, the normal operation of the 2003 Plan should generally have, under the Internal Revenue Code and the regulations and rulings thereunder, all as in effect on April 1, 2008, the principal federal income tax consequences described below on the issuance and exercise of such options. The consequences described below do not take into account any changes to the Internal Revenue Code or the regulations thereunder that may occur after April 1, 2008.

Incentive Share Options. If the requirements of Section 422 of the Internal Revenue Code are met, an optionee recognizes no income upon the grant or exercise of an ISO (unless the optionee is subject to the alternative minimum tax rules), and PREIT is not entitled to a deduction on the grant or exercise of the ISO except to the extent the optionee recognizes ordinary income because of the disqualifying disposition of shares acquired pursuant to the exercise of the ISO.

Nonqualified Share Options. To the extent options, when granted, are NQSOs, or to the extent options, when granted, are intended to be ISOs but fail to qualify as such, an optionee recognizes no income at the time the NQSO is granted. Upon exercise of the NQSO, the optionee recognizes ordinary income for federal income tax purposes in an amount generally measured as the excess of the then fair market value of the PREIT common shares subject to the option over the exercise price. PREIT will not be entitled to a deduction upon the grant of an NQSO. PREIT will be entitled to a deduction to the extent of the ordinary income recognized by the optionee upon exercise of the option.

Performance Based Compensation. Section 162(m) of the Internal Revenue Code disallows a deduction by PREIT for compensation exceeding $1 million paid to certain executive officers, excluding, among other things, performance based compensation. The compensation attributable to options granted to executive officers under the 2003 Plan will qualify as performance based compensation and should not be subject to the $1 million deduction limit.

Required Vote

Assuming a quorum is present, the proposal to re-approve the material terms of the performance goals of the 2003 Equity Incentive Plan will be approved if a majority of the shares present in person or by proxy and casting a vote on this proposal vote “FOR” the proposal. For purposes of the foregoing, abstentions and broker non-votes shall not be deemed to be votes cast.

Board Recommendation

Our Board of Trustees recommends that shareholders vote FOR the re-approval of the material terms of the performance goals of the 2003 Equity Incentive Plan.

PROPOSAL THREE —

RATIFICATION OF SELECTION OF INDEPENDENT AUDITOR

The Audit Committee of the Board of Trustees has selected KPMG LLP as PREIT’s independent auditor to perform the audit of our financial statements for 2008. KPMG is a registered independent public accounting firm and served as our independent auditor for the year ended December 31, 2007. A representative of KPMG is expected to be present at the Annual Meeting and available to respond to appropriate questions, and will be given an opportunity to make a statement, if the representative so desires.

Although shareholder ratification of our selection of KPMG as our independent auditor is not required by our by-laws or otherwise, the Board of Trustees is submitting the selection of KPMG to our shareholders for ratification as a matter of good corporate practice. Despite ratification, the Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interest of PREIT.

Required Vote

Assuming a quorum is present, the proposal to ratify KPMG as PREIT’s independent auditor for 2008 will be approved if a majority of the shares present in person or by proxy and casting a vote on this proposal vote “FOR” the proposal. For purposes of the foregoing, abstentions and broker non-votes shall not be deemed to be votes cast.

Board Recommendation

The Audit Committee of our Board of Trustees recommends that shareholders vote FOR the ratification of PREIT’s selection of KPMG as PREIT’s independent auditor to perform the audit of our financial statements for 2008.

PROPOSAL FOUR —

OTHER MATTERS

PREIT’s management knows of no matters other than those stated above to come before the meeting. However, if any other matters properly come before the meeting, the enclosed proxy confers discretionary authority with respect to those matters.

ADDITIONAL INFORMATION

Executive Compensation

Compensation Discussion and Analysis

Introduction

This Compensation Discussion and Analysis focuses on the compensation of the executive officers (the “named executive officers”) listed in the Summary Compensation Table that follows. The named executive officers for 2007 were Ronald Rubin, Chairman and Chief Executive Officer; Edward A. Glickman, President and Chief Operating Officer; George F. Rubin, Vice Chairman; Joseph F. Coradino, Executive Vice President–Retail and President, PREIT Services, LLC and PREIT-RUBIN, Inc.; and Robert F. McCadden, Executive Vice President and Chief Financial Officer. Ronald Rubin, Edward A. Glickman, George F. Rubin and Joseph F. Coradino are members of the Office of the Chair.

Each of the named executive officers has an employment contract, which is described in this Proxy Statement under “Employment Agreements” beginning on page 37. In general, the employment contract establishes a minimum base salary and states that the named executive officer is entitled to participate in cash incentive programs and equity plans as determined by PREIT’s Executive Compensation and Human Resources Committee (the “Compensation Committee”). Early in each fiscal year, the Compensation Committee determines the amount of any increase in the base salary of the named executive officers, the nature and design of the cash incentive and equity based programs for the current year and the levels at which each of the officers will participate in those programs. The Compensation Committee bases its decisions on PREIT’s compensation principles and policies, which have as their principal objective the alignment of the interests of the named executive officers with the interests of the shareholders of PREIT.

Compensation Committee Process

The Compensation Committee held several meetings for the principal purpose of determining executive compensation for 2007. The Compensation Committee considered, among other matters:

(i)	the policies and objectives of its compensation programs for 2007 and later years;

(ii)	information on compensation of senior executives at other public companies derived from industry surveys and from proxy statements available for a group of real estate investment trusts (“REITs”) deemed comparable to PREIT for this purpose;

(iii)	the design of its annual cash incentive and equity based programs; and

(iv)	the base salaries to be paid and cash incentive opportunity and equity awards to be granted to officers for 2007.

The Compensation Committee also compared PREIT’s performance during 2006 to the financial goals set under PREIT’s 2006 business plan. Consistent with its charter, the Compensation Committee considered the views of PREIT’s Nominating and Governance Committee on the achievement of goals and objectives of PREIT for 2006. The Committee also solicited the views of the Chief Executive Officer regarding the contributions of named executive officers (other than the Chief Executive Officer) to PREIT’s performance during 2006, and the responsibilities of the named executive officers in connection with the 2007 business plan.

The Compensation Committee was assisted in its work by its compensation consultant, Towers, Perrin, Forster & Crosby, Inc. The Compensation Committee has the sole authority under its charter to engage (and replace) an executive compensation consultant. In addition to consulting on executive compensation matters, the consultant was engaged in 2007 by the Compensation Committee to assist in structuring a compensation framework for employees holding the title of vice president or director, the employee designation immediately below vice president. PREIT’s Senior Vice President – Human Resources meets with the Compensation Committee and independently with the consultant on matters relating to the compensation of the named executive officers. Neither the Chief Executive Officer nor any other named executive officer meets independently with the consultant regarding compensation of the named executive officers.

In connection with 2007 compensation, the consultant reviewed PREIT’s existing compensation programs and discussed current compensation trends, but recommended no structural changes to the existing compensation programs and no such changes were made. Non-structural changes were made regarding the vesting of certain equity based awards as discussed below. The consultant periodically advises the Compensation Committee of developing compensation trends and programs among REITs and other public companies. The consultant also presented data on executive compensation from several sources, including a survey of executive compensation among REITs prepared by the National Association of Real Estate Investment Trusts (“NAREIT”), a proprietary database developed by the consultant and proxy statements of a group of REITs (the “peer group”) deemed comparable to PREIT for such purposes. The peer group consisted of 17 REITs located throughout the United States, many of which own and operate retail properties, although the peer group also included office, industrial, multi-family and diversified REITs. Companies in the peer group were generally comparable in size to PREIT as measured by the total of their debt and equity market capitalization.1 The Compensation Committee, in consultation with the consultant, updates the peer group periodically. The Compensation Committee made no changes to the peer group for 2007 from the 2006 peer group, although the size of the peer group was reduced from 21 in 2006 to 17 in 2007 due to events such as mergers.

The Compensation Committee compared (i) the total 2006 compensation of the named executive officers to the total 2006 compensation paid to the executive officers in the peer group and in other surveys and (ii) the allocation of total compensation among base salary and cash incentive and equity awards to the allocation of such compensation among base salary and cash incentive and equity awards in the peer group and other surveys. The Compensation Committee also compared PREIT’s funds from operations (“FFO”) for 2005 and total return to shareholders (“TRS”) for 2005 and the three and five-year periods ended with that year to the FFO and TRS of the peer group companies for the same periods. PREIT defines FFO in accordance with the NAREIT definition as income before gains (losses) on sales of operating properties and extraordinary items (computed in accordance with GAAP); plus real estate depreciation; plus or minus adjustments for unconsolidated partnerships to reflect funds from operations on the same basis; less dividends on preferred shares. TRS is a measure of the financial return to shareholders over a specified measurement period. The return consists of dividends on a common share of PREIT during the period (which are deemed to be reinvested in common shares when paid) plus (or minus) the increase (or decrease) in the market value of a common share measured from the beginning to the end of the period.

The comparative compensation data provided a background and guideline for assessing both the competitiveness of PREIT’s compensation policies and the appropriate allocation between the short-term and long-term elements of compensation. The Compensation Committee deemed the peer group comparisons to be more relevant to 2007 compensation than the consultant’s proprietary database and the NAREIT survey. The Compensation Committee does not set specific competitive pay targets or objectives, or otherwise engage in formal “benchmarking” of the compensation of PREIT’s named executive officers against executives at peer group companies. It does, however, try to set total compensation for each of the named executive officers near the middle of the peer group data while allowing for the possibility of greater or lesser compensation based upon

[1]	The peer group consisted of the following REITs: Brandywine Realty Trust, BRE Properties, Inc., CarrAmerica Realty Corporation, Corporate Office Properties Trust, Cousins Properties Incorporated, Equity One, Inc., Federal Realty Investment Trust, First Industrial Realty Trust, Inc., Glimcher Realty Trust, Heritage Property Investment Trust, Inc., Home Properties, Inc., Kilroy Realty Corporation, Macerich Company, Pan Pacific Retail Properties, Inc., Post Properties, Inc., PS Business Parks, Inc. and Taubman Centers, Inc.

PREIT’s performance. While the comparisons helped to inform the Compensation Committee’s decisions, the Compensation Committee did not use a fixed ratio or other mechanical formula to set compensation in relation to compensation in the peer group or broader surveys.

The Compensation Committee also considers matters that could affect or distort the metrics used to measure PREIT’s performance. For example, many of PREIT’s properties in 2006 and 2007 were undergoing substantial redevelopment. In 2007 and 2006, PREIT substantially completed redevelopment projects at malls which, taken together, constitute approximately 38% of the total mall gross leasable area that PREIT owns. While PREIT might undertake a redevelopment to maximize the long-term performance of a property, in the short term, the operations and performance of the property, as measured by sales, occupancy and net operating income, might be negatively affected. This, in turn, can have a negative impact upon FFO and TRS. In addition, much of the cost of redevelopment has been paid for by borrowed funds, which increases PREIT’s leverage ratio and therefore may affect the price of a PREIT share. As management implements this long-term strategy, the Compensation Committee remains cognizant of the short-term effects of redevelopment on the metrics used to measure performance and attempts to ensure that compensation is not unduly affected by the short-term consequences of redevelopment.

The Chief Executive Officer, with assistance from the Senior Vice President-Human Resources, made compensation recommendations for named executive officers for 2007. The Compensation Committee discussed the recommendations of the Chief Executive Officer regarding compensation for the named executive officers with the Chief Executive Officer and invited the Chief Executive Officer to participate in the preliminary compensation deliberations by the Compensation Committee concerning the named executive officers (other than the Chief Executive Officer). The recommendations of the Chief Executive Officer with respect to the compensation of the named executive officers were then discussed and accepted by the Compensation Committee after consideration of the information obtained from various sources in the process described above.

Compensation Objectives and Policies

The primary objective of PREIT’s compensation programs is to align the interests of the named executive officers with the interests of the shareholders of PREIT. PREIT’s compensation program for 2007 consisted of three elements: (i) base salary; (ii) cash incentive compensation; and (iii) equity based awards. These three elements are designed to contain an appropriate mix and level of compensation and to retain and motivate the named executive officers by providing a competitive level of base salary and time based restricted shares to facilitate retention while also emphasizing performance based compensation as a wealth creation opportunity.

The express linkage of program elements as described below to FFO and TRS, combined with an established share retention policy for the named executive officers, results in a layered approach intended to balance achievement of short-term earnings objectives with longer term value creation for PREIT’s shareholders.

The goals for FFO and TRS were set with the objective of encouraging performance above the mid-point of the range of PREIT’s FFO guidance for 2007 of $3.76 per share announced on February 27, 2007 and, in the case of TRS, above the median for a broad index of REITs for the relevant measurement period. Specifically, the opportunity under the cash incentive program for 2007 was determined principally by the degree to which PREIT achieved its publicly-announced guidance for FFO. In addition, one-half of the equity awards made in 2007 will vest on December 31, 2009 only if PREIT achieves TRS at specified levels relative to the TRS of the companies in a leading index of publicly held REITs during the three-year period ending December 31, 2009. As described below, FFO is used as a measure of short-term performance associated with the annual cash bonus and TRS is used as a measure of long-term performance associated with equity based compensation.

The three elements of compensation for 2007 are discussed separately below. In each case, the discussion includes an analysis of the objective or objectives served by the specific element of compensation. There was no mechanical formula for allocating compensation among the different elements, although the allocation reflects the policy that there should be an appropriate combination of (i) annual salary, (ii) short-term cash incentive compensation and (iii) long-term equity based compensation, both time based and performance based. In allocating compensation among the different elements, the Compensation Committee emphasizes the use of equity based and performance based compensation.

The objectives of the three elements of compensation are to:

(i)	encourage the achievement of defined short-term and long-term business goals and the creation of shareholder value;

(ii)	provide compensation that is competitive with the peer group and otherwise reflective of the marketplace;

(iii)	provide a blend of fixed cash and equity compensation to facilitate retention and performance based cash and equity compensation to motivate and reward high levels of performance; and

(iv)	encourage senior management to act as a team committed to the achievement of corporate performance.

In making compensation decisions, especially with respect to the weighting given to the various components of compensation, the Compensation Committee reviews internally-prepared tally sheets for each named executive officer. Each of these tally sheets presents the dollar amount of each component of each named executive officer’s compensation. The tally sheets show annual compensation, as well as potential payments under various performance scenarios and termination and change of control scenarios. The overall purpose of these tally sheets is to bring together, in one place, the elements of actual and potential compensation of the named executive officers so that the Compensation Committee can analyze both the individual elements of compensation as well as the aggregate total compensation and potential compensation. The mix of the compensation components as set forth in the Summary Compensation Table on page 35 is shown below on an aggregate basis for the named executive officers and reflects the Compensation Committee’s policy of favoring equity based and performance based compensation.

(1) Includes contributions to and interest on non-qualified retirement plans, contributions by PREIT to 401(k) Plan accounts of the named executive officers, dividend equivalent rights in one case, and core benefits, such as medical insurance paid by PREIT for its employees generally.

(2) To facilitate comparison, the chart does not include separation and other payments made in 2006 to former Vice Chairman Jonathan B. Weller, who retired as of April 15, 2006. Most of Mr. Weller’s 2006 compensation was paid under a separation agreement.

1.	Base Salary

Base salaries are intended to (i) be at competitive levels with companies in the peer group, (ii) provide the named executive officers with a fixed and predictable source of income and (iii) assure that the named executive officers remain committed to PREIT even when conditions do not permit the achievement of short-term performance goals. The employment contract for each named executive officer establishes a minimum base salary. In the case of each named executive officer, other than the Chief Operating Officer, the original base salary may be increased at the discretion of the Compensation Committee. Once increased, the base salary may not be decreased. The Chief Operating Officer’s employment agreement provides for annual increases in base salary of at least $25,000 unless that minimum requirement is waived. The Chief Operating Officer waived the requirement, and his base salary for 2007 was increased by $19,000, or 4%, over his base salary for 2006.

The increase in the base salary of each named executive officer was 4% for 2007 (except for the Chief Financial Officer, whose increase was approximately 10%) over the base salary for the named executive officer for 2006. The percentage of the increase to base salary for 2007 was consistent with the percentage of base salary increases for PREIT personnel generally and also reflects an underlying policy favoring equity based and performance based compensation for the named executive officers. The salary adjustments also reflect the degree to which PREIT’s performance met or failed to meet the financial goals established under the 2006 business plan and the views of the Chief Executive Officer regarding the contributions and the responsibilities of named executive officers (other than the Chief Executive Officer) in connection with the business plan.

2.	Cash Incentive Compensation

Each named executive officer was eligible to receive a cash bonus equal to a specified percentage of his base salary. The bonus included two components. The larger portion of the potential cash bonus was based upon the FFO per diluted common share of PREIT for the year. The smaller portion was subject to the discretion of the Compensation Committee after considering the individual performance of the named executive officers for the fiscal year just concluded.

Eighty percent of the potential bonus for the Chief Executive Officer and other members of the Office of the Chair set forth in the chart below depended upon the achievement of FFO targets and 20% depended upon the discretion of the Compensation Committee for each individual. For the Chief Financial Officer, the allocation was 65% based upon FFO and 35% upon the discretion of the Compensation Committee.

The amount of the total cash award was contingent upon meeting goals for corporate and individual performance expressed as threshold, target and outperformance. If FFO for the year was between the threshold and target or target and outperformance, the amount of the bonus that was based upon corporate performance was adjusted proportionately. The potential total bonuses for 2007 for the named executive officers were the following percentages of their base salaries:

	Threshold	Target	Outperformance
Chief Executive Officer	35	70	105
Others in the Office of the Chair	30	60	90
Chief Financial Officer	25	50	75

The Compensation Committee set the target for FFO at $3.76 per diluted share, the midpoint of the range of PREIT’s FFO guidance announced in PREIT’s earnings release on February 27, 2007. The FFO goals were established with the expectation that there would be a high probability of achieving the threshold, a likelihood of achieving the target and a modest probability of achieving the outperformance level. The Compensation Committee expressly retained the authority to modify the FFO goals in the case of a change of control of PREIT.

The Compensation Committee determined that there would be a 5% spread between the target level and the threshold and outperformance levels; therefore, the threshold and outperformance levels were set at $3.57 per diluted share and $3.95 per diluted share, respectively. The Compensation Committee also established a “circuit breaker” level at approximately 2.5% below the threshold level, or $3.48 per diluted share. No discretionary awards could have been paid for 2007 if FFO had been below the circuit breaker level.

The performance levels identified above and the corresponding awards, as a percent of total salary, to each named executive officer that could have resulted under the Company’s cash incentive program for each level of 2007 FFO are represented in the chart below. Discretionary awards that could have been granted by the Compensation Committee are not reflected in the chart.

FFO per diluted share for 2007 was $3.90 and was computed in accordance with the definition of FFO on page 23. Specifically, $3.48 (representing the net result of the elements described in the definition) was added to diluted earnings per share of $0.42. As a result, cash incentive payments for 2007 corporate performance were (i) $422,712 for the Chief Executive Officer; (ii) $324,480 for the Chief Operating Officer; (iii) $260,874 for each of the other two members of the Office of the Chair; and (iv) $169,000 for the Chief Financial Officer.

After reviewing and considering self-evaluations prepared by each of the named executive officers (other than the Chief Executive Officer) and the independent views of the Chief Executive Officer with respect to individual and group performance, the Committee made the determination to accept the recommendation of the Chief Executive Officer that each of the other named executive officers be granted a discretionary bonus at approximately the mid-point between the target and outperformance levels. In reaching its determination, the Compensation Committee shared the view of the Chief Executive Officer that the differences in individual performance among the named executive officers were not significant enough to warrant distinctions among their awards. The Compensation Committee also agreed with the Chief Executive Officer that there was a value to PREIT in recognizing and rewarding teamwork among the named executive officers, particularly in executing the property redevelopment program, and that the awards bore an appropriate relationship to PREIT’s success in achieving corporate performance goals in 2007. The Compensation Committee determined to award a discretionary bonus to the Chief Executive Officer at the same level for substantially the same reasons. As a result, the following 2007 discretionary bonuses were awarded by the Compensation Committee : (i) $96,553 to the Chief Executive Officer; (ii) $74,100 to the Chief Operating Officer; (iii) $59,575 to each of the other two members of the Office of the Chair; and (iv) $83,125 to the Chief Financial Officer. Following its determination concerning the discretionary portion of the bonuses for 2007, the Compensation Committee determined that no portion of the bonus of a named executive officer for 2008 will be based upon the discretion of the Compensation Committee in evaluating the individual performance of the named executive officer. Instead, the bonus of each named executive officer will be based entirely upon PREIT’s corporate performance as reflected by its FFO per share. The Compensation Committee believes that this is consistent with the goal of encouraging teamwork among its most senior officers and is also consistent with the goal of aligning the interests of the named executive officers and the interests of PREIT’s shareholders. The elimination of the discretionary component of the bonus was only made regarding 2008 cash incentive awards to the named executive officers and was not made regarding 2008 awards to other executive officers of PREIT.

The cash incentive bonus focuses on the short-term performance of PREIT. FFO was selected as the sole measure of short-term corporate performance for 2007 since it is the most commonly used and followed measure of operating performance among REITs. The decision to emphasize financial performance by PREIT over individual performance reflects the view that the most senior officers have the greatest ability to influence the operating performance of PREIT as measured by FFO and that a substantial portion of their compensation, therefore, should be tied to that performance. The cash incentive bonus opportunities for officers who are not named executive officers is less dependent on the achievement of FFO levels and is influenced to a greater extent by individual performance. By focusing on the core element of PREIT’s operating performance, the design of the cash incentive compensation plan is consistent with the objective of aligning the interests of the named executive officers with the economic interests, in this case the short-term economic interests, of shareholders. The incentive compensation program for 2007 had a “circuit-breaker,” described above, so that no discretionary award would have been paid in 2007 if FFO had been less than $3.48 per diluted share. No circuit breaker is required for the named executive officers for 2008 since there is no discretionary component in the 2008 cash incentive opportunities for named executive officers, although a circuit breaker will apply to awards to other officers.

In accordance with applicable accounting rules, the 2007 incentive cash payments, which were paid in 2008, were treated as compensation expense by PREIT for 2007 for both accounting and tax purposes.

3.	Equity Based Awards

Equity based awards are granted under programs adopted by PREIT in accordance with its 2003 Equity Incentive Plan, which was approved by shareholders on November 11, 2003. Awards made for 2007 were divided equally between time based restricted shares, which vest based upon continued employment, and restricted share units (“RSUs”) under PREIT’s 2007-2009 Restricted Share Unit Program, which convert into shares based upon PREIT’s TRS as compared with other REITs. In 2005, PREIT adopted an Outperformance Program under the 2003 Equity Incentive Plan that is intended to encourage and reward exceptional long-term performance.

a.         Restricted Shares. Restricted shares awarded in 2007 generally vest in five equal installments on or about February 15, 2008 through 2012, as long as the named executive officer is an employee of PREIT on the vesting date. Vesting of restricted shares generally accelerates in the event of a “change of control” of PREIT, a termination of the named executive officer’s employment by PREIT without “cause,” or a termination of employment by the named executive officer for “good reason,” as each of the terms is defined in the employment agreement between the named executive officer and PREIT. Prior to employment contract amendments in February 2008, unvested restricted shares were forfeited if employment was terminated for any other reason. In February 2008, the employment contracts of the named executive officers were modified to provide that unvested time based restricted shares would not be forfeited, and would immediately vest, in the event of termination of employment due to death or “disability,” as the latter term is defined in each named executive officer’s employment contract. The named executive officers are entitled to receive an amount equal to the dividends on the shares prior to vesting. While the shares remain unvested, this amount is treated by PREIT as dividends and is deducted from income in the calculation of earnings per share.

The Compensation Committee determined the cash value of each restricted share award to a named officer at its February 21, 2007 meeting, and the number of restricted shares to be issued was then computed based upon the 20-day average of the closing prices for a share on the New York Stock Exchange through February 20, 2007. In establishing the value of the restricted shares and RSUs to be awarded, the Compensation Committee considered:

(i)	the Compensation Committee’s emphasis on performance and equity based compensation;

(ii)	the relative size of equity awards made to senior officers by peer companies;

(iii)	the degree to which PREIT’s performance during 2006 met the financial goals established under the business plan of PREIT for 2006; and

(iv)	the views of the Chief Executive Officer regarding the contribution of the named executive officers (other than the Chief Executive Officer) to the performance of PREIT during 2006 and the responsibilities of the named executive officers for achievement of the 2007 business plan.

The use of time based restricted shares that vest over an extended period of time is designed to retain the services of the named executive officer by providing a predictable award for continued service and a potentially significant cost if the named executive officer were to terminate his employment voluntarily. Moreover, since payment is made in common shares which vest generally over a five-year period, the long-term interests of the executive in maintaining and enhancing the value of the shares is aligned with the long-term interests of the shareholders of PREIT.

b.         RSUs. The vesting of RSUs granted to named executive officers in 2007 is based on PREIT’s performance and depends on the achievement by PREIT of TRS at specified levels relative to the component companies in the MSCI US REIT Index (the “Index”). The Index reflects the total return to the shareholders of certain publicly-held U.S. REITs. Under the RSU Program adopted by PREIT, an account was established for each named executive officer as of the grant date of February 21, 2007 and was credited with a number of units determined and computed in the same manner as described for the restricted shares granted on that date. Amounts equal to the dividends paid on an equivalent number of common shares during the three-year measurement period ending December 31, 2009 (or earlier in the event of a change of control) are deemed to be invested in additional RSUs based on the average of the closing prices of a share on the New York Stock Exchange for the 20-day period ending with the dividend payment date.

RSUs granted in 2007 will either vest or be forfeited on December 31, 2009 (or earlier in the event of a change of control). On that date, a specified percentage of the RSUs in each account at December 31, 2009 will be converted into common shares of PREIT and delivered to the executive if the TRS of PREIT for the measurement period equals or exceeds the 25th percentile of the companies in the Index for the same measurement period. The specified percentage of RSUs that will convert into shares ranges from 50% to 150% between the 25th and 75th percentiles of the Index. If TRS does not equal at least the 25th percentile of the Index during the measurement period, the entire RSU account of a named executive officer associated with that measurement period will be forfeited.

RSUs were introduced in 2006. For the four years prior to 2006, annual equity awards were granted entirely in restricted shares, one-half time based as described above for the 2007 awards and one-half vesting based on PREIT’s TRS. The TRS-based restricted shares granted in those years vest in equal annual installments during a five-year period if specified annual TRS goals established by the Compensation Committee at the time of grant are met during the period. If the goals are not met in any year, the awards provide for excess amounts of TRS in a prior or subsequent year to be carried forward or carried back to the year in which the goals were not met. The RSU program was modified in 2007 to provide that unvested RSUs would not be forfeited in the event of termination of an executive’s employment by PREIT without “cause” or by the named executive officer for “good reason,” or in the event of termination of employment due to “disability” or death, as those terms are defined in each named executive officer’s employment contract. Under such circumstances, the RSUs would vest if applicable performance targets were met as if the named executive officer had remained an employee. The employment contracts of the named executive officers were modified in 2008 to provide that unvested TRS-based restricted shares (all of which were granted before 2006) would not be forfeited in the event of termination of employment due to disability or death, but would vest if applicable performance targets are met. Vesting is accelerated upon a change of control. The Compensation Committee believes that the modifications to the RSUs and the employment contracts concerning the vesting of performance based equity awards under the circumstances discussed in this paragraph strikes an appropriate balance between protecting named executive officers from the loss of the awards through no fault of their own and assuring that the awards vest and are paid only if the performance goals are actually achieved.

The annual TRS goal for restricted shares awarded in 2005 was set at the greater of (i) 110% of the TRS of the Index for the year or (ii) 1% plus the dividends paid by PREIT in the year expressed as a percentage of the market value of a share. No TRS-based restricted shares vested for 2007 since the Company’s TRS was less than the annual goal for the awards. Additionally, TRS-based restricted shares representing 60% of the TRS-based shares granted to the named executive officers in 2003 were forfeited in January 2008.

TRS was selected as the sole metric for the RSU Program and the TRS-based restricted share awards since TRS directly measures the financial return to shareholders over a specified period. As a result, the RSU and restricted share awards are directly aligned with the economic interests, in this case the long-term economic interests, of shareholders.

RSUs differ from the TRS-based restricted shares in certain respects. The measurement period for RSUs is longer than one year and thereby (i) reduces the impact of stock market volatility over the shorter, annual measurement period and (ii) requires the participant to remain employed by PREIT for the entirety of the measurement period to be eligible to receive any shares, except for termination without cause or for good reason, disability or death. In addition, named executive officers only receive the benefit of dividends on RSUs if and to the extent that the TRS goals are achieved relative to the Index.

c.         Outperformance Program. PREIT adopted the 2005-2008 Outperformance Program at the beginning of 2005. The Outperformance Program was adopted as a special long-term incentive program and was not intended to supplant the annual TRS-based restricted share awards. The Program was designed to offer the potential of a substantial bonus for exceptional performance measured over an extended period of time. The Program aligns the interests of the named executive officers with shareholder interests because compensation is paid only if PREIT significantly outperforms the TRS of the REIT industry as reflected in the Index for the measurement period. The measurement period began January 1, 2005 and ends on December 31, 2008, or earlier in the event of a change of control of PREIT.

The Outperformance Program requires first that the TRS per common share of PREIT during the measurement period must exceed 115% of the TRS of the Index for the same period. The Program then requires that PREIT’s TRS also exceed a 12% compounded annual growth rate. If both goals are met, the bonus pool will equal 4.5% of the amount in excess of 12% (but not over 16%) per common share multiplied by the weighted average number of common shares and operating partnership units (not owned by PREIT) outstanding during the four year measurement period. If PREIT’s TRS for the period exceeds a 16% compounded annual growth rate, the excess over 16% will be multiplied by 6.5%. The bonus pool will be funded at the end of the measurement period in common shares. The total number of shares issued under the Program cannot exceed the limit set under the Program. Based upon the TRS per share of PREIT for the first three years of the measurement period, no shares would have been issued under the Outperformance Program if the measurement period had ended on December 31, 2007.

The Chief Executive Officer has a 19.7% interest in the bonus pool; each other member of the Office of the Chair has a 12.2% interest; and the Chief Financial Officer has a 5.5% interest.

A named executive officer will forfeit his interest in the Outperformance Program only if he terminates his employment without good reason or if PREIT terminates his employment for cause. The Outperformance Program is more fully described beginning on page 41.

Non-Qualified Retirement Plans

An unfunded, non-qualified retirement plan has been established for each of the named executive officers. Under each plan, a specified sum that varies for each named executive officer is credited to his account at the beginning of the year. Interest accrues on the credited amounts at 10% compounded annually. The account is payable to the named executive officer within 60 days of termination of employment irrespective of the cause for termination. The table on page 44 lists the amounts credited to the accounts of the named executive officers.

Benefits Generally Available to Employees

The named executive officers are entitled to participate in PREIT’s 401(k) Plan, which is generally available to all of PREIT’s employees. PREIT matches a portion of the contributions of the named executive officers up to specified limits on the same terms that apply to other employees. The named executive officers are also entitled to participate in various insurance programs generally available to PREIT employees, including medical, dental, vision, disability and life insurance.

Deferred Compensation

PREIT does not offer a deferred compensation program under which its senior executives can regularly defer large portions of their compensation. It does permit participants in the RSU and Outperformance Programs to defer receipt of the shares awarded under the Programs as described on pages 40-42.

Perquisites

PREIT does not provide significant perquisites or personal benefits to any of its executive officers. In connection with the 2007 planning meeting of trustees and executive officers held outside Philadelphia, attendees were permitted to be accompanied by their spouses. The incremental cost to PREIT for each accompanying person was insignificant.

Share Ownership and Retention Guidelines

The Board of Trustees of PREIT has adopted trustee and executive officer share ownership and retention guidelines. Under the guidelines, (i) the Chief Executive Officer is required to own PREIT securities having an aggregate dollar value equal to five times his base salary, (ii) other members of the Office of the Chair are required to maintain an aggregate value equal to three times their base salaries and (iii) the Chief Financial Officer is required to maintain an aggregate value equal to two times his base salary. Each named executive officer and each other covered officer is required to be in compliance with the retention requirements within the later of five years from the date of their adoption on December 15, 2005 and five years after becoming an Executive Vice President or more senior officer.

Until the preceding ownership levels have been met, the guidelines, as amended by the Board of Trustees on February 20, 2008, state that each named executive officer shall retain 100% of the net shares received under an equity based compensation plan. Net shares received is defined to mean a number of shares equivalent to the after-tax value of shares delivered to an officer after deducting, in the case of shares acquired upon the exercise of a stock option, the exercise price for the shares. In addition, even after satisfying the ownership guidelines, each named executive officer is required to retain 50% of the net shares received for a one year period after the vesting of shares or the exercise of options. Prior to the amendment, the retention guidelines applied only to restricted shares and not to shares received in connection with RSUs, stock options or other equity based compensation awards.

The share ownership and retention guidelines also apply to all executive vice presidents, each of whom is subject to the same share ownership and restricted share retention guidelines as the Chief Financial Officer.

Non-employee trustees are required, within the later of five years of the adoption of the requirements on December 15, 2005 and five years after becoming a trustee, to own PREIT securities with an aggregate dollar value at least equal to five times the amount of the annual retainer paid to the non-employee trustee. The annual retainer paid to a non-employee trustee in 2007 was $30,000.

Share Trading Restrictions

Officers and trustees are subject to “blackout” restrictions that prohibit trading in PREIT securities beginning ten days prior to the end of a fiscal quarter and ending on the third business day after the public release of the results for the fiscal period, unless purchases and sales are made under a plan complying with Rule 10b5-1 adopted under the federal securities laws.

In addition, PREIT’s policies discourage, but do not prohibit, the use of strategies that hedge the economic risk of share ownership. However, federal securities laws prohibit the named executive officers and trustees from selling “short” PREIT’s shares.

Recoupment Policy

PREIT has adopted a policy on recoupment of performance based compensation in the event of the restatement of its financial statements. The policy has been incorporated into PREIT’s Corporate Governance Guidelines, which are available on its website. The policy provides that if the intentional misconduct or fraud of a senior officer or former senior officer (including any of the named executive officers) causes or partially causes PREIT to restate all or a portion of its financial statements, the Board of Trustees may, to the extent permitted by applicable law, require the repayment of a portion or all of any cash bonus, vested restricted shares or other incentive-based compensation paid pursuant to grants made on or after January 1, 2008 to such senior officer or former senior officer and/or cancel any unvested restricted shares, if (1) the amount or vesting of the incentive-based compensation was calculated based upon, or dependent on, the achievement of financial or operating results that were reduced due to the restatement and (2) the amount or vesting of the incentive-based compensation would have been less if the incentive compensation had been determined in light of the financial or operating results as restated. The incentive-based compensation awards made to the named executive officers for 2008 are subject to this policy.

Accounting and Tax Considerations

The restricted stock and RSU grants for 2007 are subject to Statement of Financial Accounting Standard No. 123(R). Under this Accounting Standard, these equity-classified awards are measured at grant date fair value and not subsequently remeasured. The grant date fair value of an equity-classified award is expensed in reported earnings over the requisite service period. For tax purposes, however, the equity awards are not deductible prior to the date on which they vest. The Compensation Committee is aware of the accounting and tax treatment accorded to equity awards, but the treatment has not been a significant factor in the compensation programs of PREIT or in the decisions of the Compensation Committee concerning the amount or type of equity award.

For certain executives of publicly-held companies, Section 162(m) of the Internal Revenue Code generally limits the deductibility of compensation paid to the executive to an aggregate of $1 million per year. But compensation that is “performance based” is not counted toward the limit. To qualify as performance based compensation, the material terms of the performance goals must be approved by the shareholders. The RSUs and TRS-based restricted shares discussed above are made under the terms, including performance criteria, of the 2003 Equity Incentive Plan approved by shareholders and qualify as “performance based” compensation. By contrast, base salary and time based restricted shares do not qualify as “performance based” compensation, nor has the annual cash incentive program been submitted to the shareholders for approval.

As long as PREIT qualifies as a REIT for federal income tax purposes, PREIT does not generally pay federal income taxes at the PREIT level. To the extent that any part of PREIT’s compensation expense does not qualify for deduction under Section 162(m), a larger portion of shareholder distributions will generally constitute taxable income (for shareholders other than tax-exempt shareholders) rather than constituting a return of capital.

For REITs with operating partnerships, however, the Internal Revenue Service has issued at least three private letter rulings that indicate that compensation paid to the partnership’s executive officers for services rendered to the partnership is not subject to limitation under Section 162(m). Accordingly, compensation properly allocable to PREIT’s operating partnership, PREIT Associates, L.P., may not be subject to limitation under Section 162(m) in any event. Nevertheless, because PREIT’s facts are not identical in all respects with those of the private letter rulings and PREIT has not itself obtained such a ruling, PREIT is submitting the material terms of the performance goals under the 2003 Equity Incentive Plan to its shareholders at this Annual Meeting as a precautionary matter, so as to comply with the re-approval requirements that would apply if Section 162(m) were applicable. See “PROPOSAL TWO – RE-APPROVAL OF MATERIAL TERMS OF PERFORMANCE GOALS OF THE 2003 EQUITY INCENTIVE PLAN” beginning on page 13.

Severance Payments

Each of the employment contracts of the named executive officers provides for severance payments (including vesting of shares) upon a termination of employment. The severance arrangements are described under “—Potential Payments Upon Termination or Change of Control” beginning on page 45. The total payments and benefits listed in that section and the balance in the non-qualified retirement plans for a particular named executive officer shown on page 44 represent the total value that a named executive officer would have received if such officer’s employment had terminated on December 31, 2007 under the circumstances discussed beginning on page 45. The severance arrangements serve to discourage named executive officers from voluntarily terminating their employment with PREIT to accept other employment opportunities. In the case of a possible change of control, the severance arrangements also serve to encourage the named executive officers to remain focused on their duties during a period of potential uncertainty.

A so-called “double trigger” applies to terminations in connection with a change of control. Accordingly, there must be both a change of control and either a termination by PREIT without cause or by the named executive officer for good reason in order for any severance payments to be made. The function of a double trigger is to encourage the named executive officers to remain in the employment of PREIT or its successor in the event that the acquiror does not alter the material conditions of employment as reflected by the events that would give rise to a good reason termination.

In the event of a termination of employment by PREIT without cause or by a named executive officer for good reason within specified periods before or after a change of control, the named executive officers are entitled to receive, in addition to the amount otherwise payable upon termination for such events, an amount necessary to pay some or all of the excise tax on “excess parachute payments” imposed by Section 4999 of the Internal Revenue Code. Named executive officers other than the Chief Operating Officer and Chief Financial Officer are entitled to a sum equal to the amount of the excise tax payment. The Chief Operating Officer and Chief Financial Officer are entitled to receive a sum equal to one-half of the excise tax payment. In no case is the amount of the additional payment “grossed-up” to cover taxes assessed upon the additional payment. No excise taxes would have been payable upon the termination of a named executive officer’s employment on December 31, 2007.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with PREIT’s management. Based on the Compensation Committee’s review and discussion of the Compensation Discussion and Analysis with management, the Compensation Committee recommended to the Board of Trustees of PREIT that the Compensation Discussion and Analysis be included in this Proxy Statement.

SUBMITTED BY THE

EXECUTIVE COMPENSATION AND

HUMAN RESOURCES COMMITTEE OF THE

BOARD OF TRUSTEES

Rosemarie B. Greco, Chair

M. Walter D’Alessio

Lee H. Javitch

Leonard I. Korman

Ira M. Lubert

2007 and 2006 Summary Compensation Table

The following table shows information concerning the compensation recorded by PREIT for the two most recent fiscal years for PREIT’s Chief Executive Officer, Chief Financial Officer and its other named executive officers.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings($)(4)	All Other Compensation ($)(5)	Total($)
Ronald Rubin Chairman and Chief Executive Officer and Trustee	2007 2006	551,616 530,400	96,533 74,256	1,065,755 737,245	422,712 321,776	40,738 31,136	141,260 134,111	2,318,614 1,828,924

Edward A. Glickman President and Chief Operating Officer and Trustee	2007 2006	494,000 475,000	74,100 57,000	721,558 488,616	324,480 247,000	17,925 14,581	177,883 174,823	1,809,946 1,457,020

George F. Rubin Vice Chairman and Trustee	2007 2006	397,164 381,888	59,575 45,827	724,715 512,361	260,874 198,581	12,635 9,472	64,532 61,462	1,519,495 1,209,591

Joseph F. Coradino President PREIT Services, LLC and PREIT — RUBIN, Inc. and Trustee	2007 2006	397,164 381,888	59,575 45,827	720,713 508,359	260,874 198,581	12,635 9,472	58,484 55,279	1,509,445 1,199,406

Robert F. McCadden Executive Vice President and Chief Financial Officer	2007 2006	380,001 344,760	83,125 60,333	588,100 420,984	169,000 121,384	6,126 4,220	39,546 37,851	1,265,898 989,532

(1)	The amounts shown in the Bonus column represent the payments to the named executive officers that were not directly tied to corporate performance. The payments were determined and made early in the following year. For the named executive officers, the amount that was not directly tied to corporate performance ranged from 20% to 35% of the total annual cash incentive compensation program opportunity.

(2)

The amounts shown in the Stock Awards column represent the dollar amounts recognized for financial statement reporting purposes, as computed in accordance with Statement of Financial Accounting Standards No. 123(R), “Share-Based Payment” (“FAS 123(R)”). Whether the named executive officers will receive any shares in respect of the market-based performance contingent amounts (whether in respect of performance based restricted shares, RSUs or under the Outperformance Program) depends on whether PREIT achieves certain performance (TRS) objectives. If the applicable performance measurement period had ended on December 31, 2007, PREIT would not have met these objectives for the performance based restricted shares or the Outperformance Program, but would have met the objective for the RSUs granted in 2007. For information regarding significant factors, assumptions and methodologies used in our computations pursuant to FAS 123(R) with respect to awards of performance based shares and RSUs, which assumptions included no forfeitures, see Note 9, “Share Based Compensation,” to PREIT’s consolidated financial statements included in PREIT’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007. Valuations with respect to awards of time based restricted shares are reflected in the tables below based on the average of the high and low sales price of a PREIT common share on the date of grant. The following tables summarize the amounts recognized with respect to each of the named executive officers in 2007 and 2006:

2007	Award
	2003		2004		2005
Restricted Share, RSU & OPP Amortization Expense 2007	Time Based ($)	Performance Based ($)	Time Based ($)	Performance Based ($)	Time Based ($)	Performance Based ($)
Ronald Rubin	39,999	24,000	74,906	48,684	114,271	77,705
Edward A. Glickman	0	0	69,909	45,441	81,034	55,097
George F. Rubin	25,000	15,000	59,921	38,948	70,647	48,034
Joseph F. Coradino	22,499	13,499	59,921	38,948	70,647	48,034
Robert F. McCadden	0	0	190,633	27,324	45,710	31,083

2007 (continued)	Award				Outperformance Program ($)	Total Stock Award Amortization ($)
	2006		2007
Restricted Share, RSU & OPP Amortization Expense 2007	Time Based ($)	Performance Based ($)	Time Based ($)	Performance Based ($)
Ronald Rubin	79,141	142,581	98,097	182,666	183,703	1,065,753
Edward A. Glickman	56,120	101,106	69,558	129,528	113,765	721,558
George F. Rubin	69,478	110,358	60,640	112,923	113,765	724,714
Joseph F. Coradino	69,478	110,358	60,640	112,923	113,765	720,712
Robert F. McCadden	31,772	57,150	53,507	99,633	51,288	588,100

2006	Award								Outperform- ance Plan ($)	Total Stock Award Amortiza- tion ($)
	2003		2004		2005		2006
Restricted Share, RSU & OPP Amortization Expense 2006	Time Based ($)	Perform- ance Based ($)	Time Based ($)	Perform- ance Based ($)	Time Based ($)	Perform- ance Based ($)	Time Based ($)	Perform- ance Based RSUs ($)
Ronald Rubin	39,999	24,000	74,906	48,684	114,271	77,705	61,483	112,494	183,703	737,245
Edward A. Glickman	0	0	69,909	45,441	81,034	55,097	43,599	79,771	113,765	488,616
George F. Rubin	25,000	15,000	59,921	38,948	70,647	48,034	53,976	87,070	113,765	512,361
Joseph F. Coradino	22,499	13,499	59,921	38,948	70,647	48,034	53,976	87,070	113,765	508,359
Robert F. McCadden	0	0	190,633	23,292	45,710	31,083	28,557	50,421	51,288	420,984

(3)	The amounts shown in the Non-Equity Incentive Plan Compensation column represent amounts paid resulting from achievement of the corporate performance (FFO) component of the annual cash incentive program. The payments were made early in the following year. For the named executive officers, the corporate performance component ranged from 65% to 80% of the total annual cash incentive compensation program opportunity.

(4)	The amounts shown in the Change in Pension Value and Nonqualified Deferred Compensation Earnings column represent the above-market portion of the interest earned on nonqualified deferred compensation plans of the named executive officers, which is credited at a rate of 10% compounded annually on the cumulative balance of the supplemental retirement plan. The applicable federal rate for long term, annual compounding was 4.7% as of December 2007.

(5)	The amounts shown in All Other Compensation are comprised of the following:

2007	Non-Qualified Retirement Plan		Qualified Plan - 401(k)	Dividend Equivalent Rights ($)	Medical and Other Core Benefits ($)	Total All Other Compensation ($)
	Company Contributions $	Accumulated Interest at Market ($)	Company Contributions ($)
Ronald Rubin	100,000	36,418	0	0	4,842	141,260
Edward A. Glickman	25,000	16,024	9,000	114,000	13,859	177,883
George F. Rubin	35,000	11,295	9,000	0	9,237	64,532
Joseph F. Coradino	35,000	11,295	9,000	0	3,189	58,484
Robert F. McCadden	25,000	5,477	9,000	0	69	39,546

2006	Non-Qualified Retirement Plan		Qualified Plan - 401(k)	Dividend Equivalent Rights ($)	Medical and Other Core Benefits ($)	Total All Other Compensation ($)
	Company Contributions $	Accumulated Interest at Market ($)	Company Contributions ($)
Ronald Rubin	100,000	29,915	0	0	4,196	134,111
Edward A. Glickman	25,000	14,009	8,800	114,000	13,013	174,822
George F. Rubin	35,000	9,101	8,800	0	8,561	61,462
Joseph F. Coradino	35,000	9,101	8,665	0	2,513	55,279
Robert F. McCadden	25,000	4,055	8,796	0	0	37,851

See “Compensation Discussion and Analysis” for a discussion of the relationship of a named executive officer’s salary and bonus to total compensation.

Employment Agreements

Office of the Chairman

PREIT maintains a four-person Office of the Chairman, consisting of Ronald Rubin, George F. Rubin, Edward A. Glickman and Joseph F. Coradino, which is intended to enable PREIT to maximize the talent and experience of its management team to further support PREIT’s growth initiatives. Pursuant to their employment agreements, Ronald Rubin serves as PREIT’s Chairman and Chief Executive Officer, George F. Rubin serves as Vice Chairman, Edward A. Glickman serves as President and Chief Operating Officer and Joseph F. Coradino serves as President of PREIT Services, LLC and PREIT-RUBIN, Inc., as well as remaining PREIT’s Executive Vice President — Retail.

Ronald Rubin’s employment agreement with PREIT was amended and restated effective as of January 1, 2004 for an initial term through December 31, 2006, and extending year-to-year thereafter unless either party gives at least 120 days advance written notice that the term will not be extended. The employment agreement was amended on February 26, 2008. Under the agreement, Mr. Rubin serves as Chairman and Chief Executive Officer of PREIT. Mr. Rubin’s salary may be increased each year at the discretion of PREIT’s Compensation Committee. In accordance with the agreement, Mr. Rubin is entitled each year to participate in PREIT’s cash and equity incentive programs as determined by the Compensation Committee. PREIT is also obligated to credit $100,000 per year to a supplemental retirement plan account that accrues interest at the rate of 10% per year, compounded annually. The amounts in the supplemental retirement plan are payable to Mr. Rubin or his beneficiaries within 60 days of the termination of his employment for any reason. Under the agreement, the Board of Trustees of PREIT is obligated to nominate Mr. Rubin as a candidate for election to the Board of Trustees at each Annual Meeting of Shareholders at which his term as a trustee is scheduled to expire, so long as Mr. Rubin’s employment has not been terminated and a non-renewal notice has not been given to Mr. Rubin pursuant to the terms of the agreement.

George F. Rubin’s employment agreement with PREIT was amended and restated effective as of January 1, 2004 for an initial term through December 31, 2006, and extending year-to-year thereafter unless either party gives at least 120 days advance written notice that the term will not be extended. The employment agreement was amended on February 26, 2008. Under the agreement, Mr. Rubin serves as Vice Chairman of PREIT. Mr. Rubin’s salary may be increased each year at the discretion of PREIT’s Compensation Committee. In accordance with the agreement, Mr. Rubin is entitled each year to participate in PREIT’s cash and equity incentive programs as determined by the Compensation Committee. PREIT is also obligated to credit $35,000 per year to a supplemental retirement plan account that accrues interest at the rate of 10% per year, compounded annually. The amounts in the supplemental retirement plan are payable to Mr. Rubin or his beneficiaries within 60 days of the termination of his employment for any reason. Under the agreement, the Board of Trustees of PREIT is obligated to nominate Mr. Rubin as a candidate for election to the Board of Trustees at each Annual Meeting of Shareholders at which his term as a trustee is scheduled to expire, so long as Mr. Rubin’s employment has not been terminated and a non-renewal notice has not been given to Mr. Rubin pursuant to the terms of the agreement.

Edward A. Glickman entered into an employment agreement with PREIT on November 10, 2000, and entered into amendments to his employment agreement effective as of January 1, 2004 and February 26, 2008. The employment agreement provides that Mr. Glickman is to serve as President and Chief Operating Officer of PREIT. The term of the employment agreement was made retroactively effective to January 1, 1999 and extended until September 30, 2002, whereupon it automatically renewed for an additional two-year period, which it will continue to do every other September 30 unless and until either party gives notice of termination at least one year prior to the end of the then current term. Under the employment agreement, Mr. Glickman is entitled to a salary increase of $25,000 per year (or a greater amount as determined by the Board of Trustees) on the first day of each January during the term. In accordance with the agreement, Mr. Glickman is eligible each year to participate in PREIT’s cash and equity incentive programs as determined by the Compensation Committee. Under the employment agreement, PREIT awarded Mr. Glickman 25,000 restricted shares and options to acquire 100,000 shares, both of which had vested in full by January 1, 2004. PREIT also awarded to Mr. Glickman dividend equivalent rights on a notional 50,000 shares. In connection with the dividend equivalent rights, PREIT established a bookkeeping account and credits to it the dividends he would receive if he owned the notional shares. Mr. Glickman’s rights in these dividends had vested in full by January 1, 2004. No more than 50% of these dividends may be applied to the exercise price of the options to acquire 100,000 shares. Upon the exercise of the options, the number of notional shares is reduced for purposes of subsequent dividend equivalent credits by one-half of a share for each share issued upon exercise. All unapplied dividend amounts will be paid to Mr. Glickman in a lump sum upon the earlier of 90 days after his termination of employment for any reason or the expiration or earlier termination of the last of the options. PREIT is also obligated to credit $25,000 per year to a supplemental retirement plan account that accrues interest at the rate of 10% per year, compounded annually. The amounts in the supplemental retirement plan are payable to Mr. Glickman or his beneficiaries within 60 days of the termination of his employment for any reason.

Joseph F. Coradino’s employment agreement with PREIT was amended and restated effective as of January 1, 2004 for an initial term through December 31, 2006, and extending year-to-year thereafter unless either party gives at least 120 days advance written notice that the term will not be extended. The employment agreement was amended on February 26, 2008. Under the agreement, Mr. Coradino serves as Executive Vice President – Retail of PREIT. He has also been appointed as the President of PREIT Services, LLC and PREIT – RUBIN, Inc. Mr. Coradino’s salary may be increased each year at the discretion of PREIT’s Compensation Committee. In accordance with the agreement, Mr. Coradino is entitled each year to participate in PREIT’s cash and equity incentive programs as determined by the Compensation Committee. PREIT is obligated to credit $35,000 per year to a supplemental retirement plan account that accrues interest at the rate of 10% per year, compounded annually. The amounts in the supplemental retirement plan are payable to Mr. Coradino or his beneficiaries within 60 days of the termination of his employment for any reason.

Robert F. McCadden’s employment agreement with PREIT was effective as of May 17, 2004 for an initial term through December 31, 2006, and extending year-to-year thereafter unless either party gives at least 120 days advance written notice that the term will not be extended. The employment agreement was amended on February 26, 2008. Under the agreement, Mr. McCadden serves as Executive Vice President and Chief Financial Officer of PREIT. Mr. McCadden’s salary may be increased each year at the discretion of PREIT’s Compensation Committee. In accordance with the agreement, Mr. McCadden is entitled each year to participate in PREIT’s cash and equity incentive programs as determined by the Compensation Committee. PREIT is obligated to credit $25,000 per year to a supplemental retirement plan account that accrues interest at the rate of 10% per year, compounded annually. The amounts in the supplemental retirement plan are payable to Mr. McCadden or his beneficiaries within 60 days of the termination of his employment for any reason.

2007 Grants of Plan-Based Awards

The following table shows information concerning grants of plan-based awards made by PREIT in 2007 to PREIT’s Chief Executive Officer, Chief Financial Officer and its other named executive officers.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	Grant Date Fair Value of Stock and Option Awards ($)(4)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Ronald Rubin	2007	154,452	308,905	463,357
	2/21/2007				—	12,640	—		639,331
	2/21/2007							12,639	572,231
	Total	154,452	308,905	463,357	—	12,640	—	12,639	1,211,562

Edward A. Glickman	2007	118,560	237,120	355,680
	2/21/2007				—	8,963	—		453,349
	2/21/2007							8,962	405,755
	Total	118,560	237,120	355,680	—	8,963	—	8,962	859,103

George F. Rubin	2007	95,319	190,639	285,958
	2/21/2007				—	7,814	—		395,232
	2/21/2007							7,813	353,734
	Total	95,319	190,639	285,958	—	7,814	—	7,813	748,966

Joseph F. Coradino	2007	95,319	190,639	285,958
	2/21/2007				—	7,814	—		395,232
	2/21/2007							7,813	353,734
	Total	95,319	190,639	285,958	—	7,814	—	7,813	748,966

Robert F. McCadden	2007	61,750	123,500	185,250
	2/21/2007				—	6,894	—		348,699
	2/21/2007							6,894	312,126
	Total	61,750	123,500	185,250	—	6,894	—	6,894	660,824

(1)	The amounts shown under Non-Equity Incentive Plan Awards represent the potential threshold, target and outperformance awards under the corporate performance component of the 2007 cash incentive compensation program.

(2)

The numbers shown under Estimated Future Payouts Under Equity Incentive Plan Awards represent the number of RSUs. See “Equity Plans – Restricted Share Unit Program.” The recipient is not entitled to any voting rights in connection with the RSUs. See “Compensation Discussion and Analysis” for a discussion of the objectives of the RSUs. Whether the named executive officers will receive any shares in respect of the RSUs depends on whether

PREIT achieves certain performance (TRS) objectives. If the measurement period had ended on December 31, 2007, PREIT would have met the objective for the 2007 RSU grant, but would not have met the objective for RSU grants made in 2006. To date, no shares have been issued pursuant to any RSU program.

(3)	The numbers shown under All Other Stock Awards represent the number of time based restricted shares granted under PREIT’s 2003 Equity Incentive Plan. These shares generally will vest in five equal annual installments beginning on or about February 15th of the year after the date of grant, subject to continued employment. During the period that the restricted shares have not vested, the recipient is entitled to vote the shares and to receive an amount equal to the dividends that would have been paid on the shares if they were vested. PREIT made cash distributions to all holders of common shares of $2.28 per share in 2007.

(4)	The amounts shown in the Grant Date Fair Value of Stock and Option Awards column represent the fair value of the awards on the date of grant, as computed in accordance with FAS 123(R). Whether the named executive officers ultimately realize any of the value of the equity awards depends on, in the case of the RSUs, PREIT’s TRS during the three year period beginning January 1, 2007 and ending December 31, 2009 relative to the companies comprising the MSCI US REIT Index (the “Index REITs”), and, in the case of time based restricted shares, continued employment with PREIT. For information regarding significant factors, assumptions and methodologies used in our computations pursuant to FAS 123(R) with respect to awards of performance based shares and RSUs, see Note 9, “Share Based Compensation,” to PREIT’s consolidated financial statements included in PREIT’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007. Valuations with respect to awards of time based restricted shares are reflected in the table based on the average of the high and low sales price of a common share on the date of grant.

Equity Plans

Restricted Share Unit Program

In 2006 and 2007, the Compensation Committee made awards in the form of market-based performance contingent restricted share units, or RSUs, under PREIT’s 2006-2008 Restricted Share Unit Program (for grants made in 2006) and 2007-2009 Restricted Share Unit Program (for grants made in 2007). The RSUs represent the right to earn common shares in the future depending on PREIT’s TRS for the three year periods ending December 31, 2008 (for grants made in 2006) and December 31, 2009 (for grants made in 2007) (each, a “Measurement Period”) relative to the TRS for the Measurement Period of the Index REITs. If PREIT’s TRS performance is below the 25th percentile of the Index REITs, then no shares will be earned. If PREIT’s TRS over the performance period is above the 25th, 50th or 75th percentiles of the Index REITs, then a percentage of the awards ranging from 50% to 150% will be earned. Dividends paid by PREIT during the Measurement Period are deemed to be invested in additional RSUs for the account of the named executive officer at the 20-day average price per common share ending on the dividend payment date. If earned, awards will be paid in common shares in an amount equal to the applicable percentage of the number of RSUs in the named executive officer’s account at the end of the Measurement Period. To date, no shares have been issued pursuant to any RSU program. For financial information regarding the RSU programs, see Note 9, “Share Based Compensation,” to PREIT’s consolidated financial statements included in PREIT’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007.

Except if there is a change of control, participants who are not “specified employees” as defined in Section 409A of the Internal Revenue Code may elect to defer delivery of all or a portion of the shares to be awarded until separation from service, a specified date chosen by the participant, or the earlier of separation from service or a specified date. PREIT must deliver the shares to participants who are “specified employees” upon a separation from service on the earlier of six months after separation from service, or death. Participants who elect to defer delivery of their shares will have dividend equivalents credited on their deferred shares which will be reinvested in notional shares (on which dividend equivalents will also be credited and so reinvested). A participant who has elected to defer delivery of his or her shares may elect to receive the shares prior to the scheduled delivery date in the event of an unforeseeable emergency.

If, prior to the last day of the Measurement Period, the named executive officer’s employment is terminated by PREIT for a reason other than cause or by the named executive officer for good reason or because of the death or disability of the named executive officer, the named executive officer will remain eligible to receive shares under the program as if his employment has not terminated. If the named executive officer’s employment is terminated for any other reason, the named executive officer will forfeit all of the RSUs.

Outperformance Program

On January 28, 2005, the Compensation Committee of the Board of Trustees approved the PREIT 2005-2008 Outperformance Program for certain of PREIT’s officers. The Compensation Committee approved the Outperformance Program pursuant to PREIT’s 2003 Equity Incentive Plan, which was approved by PREIT’s shareholders in November 2003.

Under the Outperformance Program, if PREIT’s TRS over the performance period exceeds the thresholds established by the Compensation Committee and set forth in the Outperformance Program, PREIT will award shares to the eligible participants. The aggregate number of shares to be awarded is determined based on the degree to which PREIT exceeds the TRS thresholds. Each participant in the Outperformance Program is entitled to receive a portion of the aggregate number of shares based on a percentage allocation specified in the Outperformance Program. The table below shows the applicable performance period and percentage allocation for each of the named executive officers:

Name	Performance or other period until maturation or payout	Percentage Allocation
Ronald Rubin	1/1/2005-12/31/2008	19.7%
Edward A. Glickman	1/1/2005-12/31/2008	12.2%
George F. Rubin	1/1/2005-12/31/2008	12.2%
Joseph F. Coradino	1/1/2005-12/31/2008	12.2%
Robert F. McCadden	1/1/2005-12/31/2008	5.5%

The Outperformance Program is based on a measurement period from January 1, 2005 through December 31, 2008 or, if earlier, the date (or, in the case of a business combination, the effectiveness) of a change of control of PREIT (as defined in the participant’s employment agreement with PREIT). TRS is a measure of the return to shareholders of a REIT, consisting of dividends on a common share during a specified measurement period (which are deemed to be reinvested in shares when paid) plus (or minus) the increase (or decrease) in the market value of a common share from the beginning to the end of the measurement period.

If, for the measurement period, the TRS of PREIT exceeds the greater of a dollar amount equal to (a) a 12% compound annual return rate, and (b) 115% of the total return (expressed as a percentage) of the MSCI US REIT Index (“Threshold One”), then PREIT will deliver to each participant a number of shares equal to the aggregate number of shares in the bonus pool multiplied by such participant’s percentage interest in the pool. The number of shares available in the bonus pool to be awarded under the Outperformance Program will be (i) the sum of (a) the dollar amount equal to 4.5% multiplied by the amount by which the TRS exceeds Threshold One (but is less than or equal to an amount equal to a 16% compound annual return rate (“Threshold Two”)), multiplied by the weighted average number of outstanding shares and operating partnership units (owned by persons other than PREIT) during the performance period, plus (b) the dollar amount, if any, equal to 6.5% multiplied by the amount by which the TRS exceeds Threshold Two, multiplied by the weighted average number of outstanding shares and operating partnership units (owned by persons other than PREIT) during the measurement period divided by (ii) the value of one share on the last day of the performance period (using a 20 day average, except in the event of a change of control). If the TRS does not exceed Threshold One, then PREIT will not award any shares. In addition, the number of shares available to be awarded under the Outperformance Program may not have a fair market value (calculated as defined above) that exceeds one percent of the fair market value

(calculated as described above) of the shares outstanding plus the shares issuable upon redemption of operating partnership units outstanding (owned by persons other than PREIT), each determined as of the last day of the performance period.

In order to receive an award under the Outperformance Program, a participant must be employed by PREIT on the last day of the performance period, except that if a participant employed under an employment agreement on January 28, 2005 dies, terminates employment due to disability, terminates employment for good reason or is terminated without cause (in each case, as defined in the participant’s employment agreement with PREIT), the participant or the participant’s beneficiaries will be eligible to receive the award. The Compensation Committee has the general authority under PREIT’s 2003 Equity Incentive Plan (with certain exceptions) to amend an award under the Outperformance Program. If PREIT awards shares under the Outperformance Program, PREIT will deliver the shares on or about February 15, 2009 or, if there is a change of control, within 30 days after the last day of the measurement period. Except if there is a change of control, participants may elect (on or before June 30, 2008) to defer delivery of all or a portion of the shares to be awarded until separation from service, a specified date chosen by the participant, or the earlier of separation from service or a specified date. Participants who elect to defer delivery of their shares will have dividend equivalents credited on their deferred shares which will be reinvested in notional shares (on which dividend equivalents will also be credited and so reinvested). A participant who has elected to defer delivery of his or her shares may elect to receive the shares prior to the scheduled delivery date in the event of an unforeseeable emergency.

Outstanding Equity Awards at 2007 Fiscal Year End

The following table shows information concerning outstanding equity awards at December 31, 2007, including both awards subject to market-based performance conditions and time-based awards, made by PREIT to PREIT’s Chief Executive Officer, Chief Financial Officer and its other named executive officers.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
Ronald Rubin	0	0	0	—	—	34,002	1,009,179	47,761	1,417,546
Edward A. Glickman	100,000	0	0	$17.84	11/09/2010	23,920	709,946	36,179	1,073,793
George F. Rubin	0	0	0	—	—	22,763	675,606	33,052	980,983
Joseph F. Coradino	0	0	0	—	—	22,665	672,697	33,052	980,983
Robert F. McCadden	0	0	0	—	—	25,482	756,306	22,718	674,270

(1)	The numbers shown under Number of Shares or Units of Stock That Have Not Vested represent the number of time based restricted shares granted under PREIT’s 2003 Equity Incentive Plan and 1999 Equity Incentive Plan. These shares generally will vest in five equal annual installments beginning on or about February 15th of the year after the date of grant, subject to continued employment. The vesting dates of the shares shown in this column are as follows:

Vesting Date	Ronald Rubin	Edward A. Glickman	George F. Rubin	Joseph F. Coradino	Robert F. McCadden
2/15/2008	10,752	6,972	7,524	7,426	9,373
2/17/2009	9,181	6,971	6,541	6,541	9,374
2/16/2010	7,118	5,047	4,401	4,401	3,217
2/15/2011	4,423	3,137	2,734	2,734	2,139
2/15/2012	2,528	1,793	1,563	1,563	1,379

Total	34,002	23,920	22,763	22,665	25,482

(2)	The market value of shares is based upon the closing market price of PREIT’s common shares as of December 31, 2007 of $29.68.

(3)	The numbers shown under Number of Unearned Shares, Units or Other Rights That Have Not Vested represent the aggregate of the number of performance based restricted shares and the number of RSUs, including RSUs “acquired” at the then-current price per common share as a result of the application of dividends deemed credited to the account of the named executive officer. The vesting of the performance based restricted shares depends upon the achievement of certain TRS thresholds measured over multiple years. Pursuant to the terms of the applicable plans and grants, certain awards of performance based restricted shares that do not vest in one year are eligible to vest in a subsequent year. Certain performance based restricted shares granted in 2003 were forfeited by some of the named executive officers because PREIT’s share price did not achieve the applicable TRS threshold by the end of the performance period in 2007. See “—Restricted Share Unit Program” for a description of the vesting terms of the RSUs. The vesting dates of the shares shown in this column are as follows:

Vesting Date	Ronald Rubin	Edward A. Glickman	George F. Rubin	Joseph F. Coradino	Robert F. McCadden
Market-Based Performance Shares

2/17/2009	21,093	17,269	14,914	14,914	10,098
2/16/2010	2,695	1,911	1,666	1,666	1,078

Total	23,788	19,180	16,580	16,580	11,176

Performance Based RSUs

2/17/2009	10,604	7,519	8,207	8,207	4,250
2/16/2010	13,369	9,480	8,265	8,265	7,292

Total	23,973	16,999	16,472	16,472	11,542

Aggregate	47,761	36,179	33,052	33,052	22,718

2007 Option Exercises and Stock Vested

The following table shows information concerning each 2007 exercise of options and each vesting of restricted shares awarded to PREIT’s Chief Executive Officer, Chief Financial Officer and its other named executive officers.

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Ronald Rubin	150,000	2,117,250	8,226	367,949
Edward A. Glickman	15,000	211,100	5,182	231,791
George F. Rubin	25,000	352,875	5,965	266,814
Joseph F. Coradino	0	0	5,866	262,386
Robert F. McCadden	0	0	7,997	357,706

Pension Benefits

None of our named executive officers participate in or have account balances in qualified or non-qualified defined benefit plans sponsored by us.

2007 Nonqualified Deferred Compensation

The following table shows information concerning contributions, earnings and balances under non-qualified defined contribution and other deferred compensation plans maintained for PREIT’s Chief Executive Officer, Chief Financial Officer and its three other most highly compensated executive officers.

Name	Registrant Contributions In Last FY ($)(1)	Aggregate Earnings in Last FY ($)(2)	Aggregate Balance at Last FYE ($)(3)
Ronald Rubin	100,000	77,156	848,717
Edward A. Glickman	25,000	33,949	373,436
George F. Rubin	35,000	23,930	263,230
Joseph F. Coradino	35,000	23,930	263,230
Robert F. McCadden	25,000	11,603	127,628

(1)	The amounts reported in this column are reported in the Summary Compensation Table under All Other Compensation.

(2)	The amounts reported in this column are included in the Summary Compensation Table under Change in Pension Value and Nonqualified Deferred Compensation Earnings, to the extent of the above-market earnings. Remaining amounts reported in this column are reported in the Summary Compensation Table under All Other Compensation.

(3)	The amounts reported in this column were reported as compensation in prior years.

See “Compensation—Employment Agreements” for a description of the material terms of the supplemental retirement plans of the named executive officers.

Potential Payments Upon Termination or Change of Control

Following is a summary of the arrangements that provide for payment to a named executive officer at, following or in connection with any termination, including resignation, severance, retirement or constructive termination or in connection with a change of control or a change in the named executive officer’s responsibilities.

Ronald Rubin, George F. Rubin, Joseph F. Coradino and Robert F. McCadden

Termination by Us Other than for Cause, Death or Disability or Termination by Executive for Good Reason. If we terminate Ronald Rubin’s, George F. Rubin’s, Joseph F. Coradino’s or Robert F. McCadden’s (each, an “Executive”) employment agreement for a reason other than for “Cause,” which is defined to include, among other things, fraud in connection with his employment, theft of company funds, indictment for a crime of moral turpitude, breach of confidentiality or non-competition obligations, continued failure to perform duties 30 days after a written demand specifying the nature of the failure, or repeated abuse of alcohol or drugs, or if an Executive terminates the agreement for “Good Reason,” which includes PREIT’s material breach of its obligations to the Executive under the employment agreement, after 20 days written notice and failure to cure; relocation of the Executive’s principal business office outside of the Philadelphia area (in the case of Mr. McCadden, more than 30 miles from PREIT’s current offices in downtown Philadelphia) without the Executive’s consent; the receipt of written notice that PREIT elects not to renew the term of his employment agreement; PREIT changes the Executive’s job description, office, title and/or responsibilities; in the case of Ronald Rubin and George F. Rubin, the Executive is not nominated for election as a trustee; or PREIT’s alteration, to the detriment of the Executive, of the provisions of its organizational documents relating to indemnification or advance of expenses in respect of a claim against him or an act or failure to act while employed at PREIT, then:

•	PREIT will pay to him (less applicable withholding taxes):

•	all earned but unpaid amounts under the employment agreement; and

•

a cash payment equal to three times (two times in the case of Mr. McCadden) (x) his then-current base salary (payable over three years (two years in the case of Mr. McCadden) or in a lump sum discounted to present value) plus (y) an amount calculated by multiplying the current base salary by the average percentage of base salary paid as a bonus in the last three years; and

•

he, his spouse and dependents will continue to receive medical benefits for three years (two years in the case of George F. Rubin and Mr. Coradino and one year in the case of Mr. McCadden) to the extent PREIT was paying for such benefits prior to such termination;

•	any unvested options and restricted shares will vest;

•	any nonqualified share options will remain exercisable until the earlier of 180 days following termination or the scheduled expiration date; and

•	the exercise period for any incentive share options will continue to be governed by the applicable award agreement.

Termination by Us for Cause. If we terminate the Executive’s employment for Cause, then:

•	PREIT will pay to him (less applicable withholding taxes) all earned but unpaid amounts under the employment agreement;

•	any vested nonqualified share options will remain exercisable until the earlier of 30 days following termination or the scheduled expiration date;

•	any incentive share options will continue to be governed by the applicable award agreement;

•	any vested restricted shares will be delivered free and clear of any restriction, subject to any limitations under applicable securities laws;

•	he, his spouse and dependents will have rights under PREIT’s health plans as provided by COBRA; and

•	he will not engage in, have an interest in or work for any entity that engages within 25 miles of any property owned by PREIT in any activity which competes with the activity of PREIT for one year.

Death or Disability. Under our employment agreement with each Executive, if the Executive dies during the term of his employment agreement, or if he is unable to perform his duties for 120 days during any 150 day period and PREIT elects to terminate his employment, then:

•	PREIT will pay to him or his estate (less applicable withholding taxes):

•

his base salary for the remaining term of the agreement or, in the case of Ronald Rubin, if less than three years, for 36 months and, in the case of George F. Rubin, Mr. Coradino and Mr. McCadden, if less than one year, for 12 months (in the case of disability, amounts paid under disability insurance policies are credited against such amount);

•	all earned but unpaid amounts under the employment agreement; and

•

if PREIT achieves its specified performance target for the year in which the termination occurs, the pro rata portion of any bonus payable under the annual cash incentive plan that he would have earned;

•	all unvested options and all unvested restricted shares that vest solely based on the passage of time and Executive’s continued employment will vest;

•

any nonqualified share options will remain exercisable until the earlier of (i) 180 days after the death of the Executive or, in the case of Ronald Rubin, George F. Rubin and Mr. Coradino, if later, the expiration of the applicable period set forth in the share option award agreement or (ii) the scheduled expiration date of the share option;

•

all unvested restricted shares that vest based on the performance of PREIT will remain outstanding and vest or be forfeited in whole or in part under the terms of the award agreement as if the Executive’s employment had not terminated; and

•

he, his spouse and dependents will continue to receive medical benefits for the longer of the current term or 36 months to the extent PREIT was paying for such benefits prior to such death or disability.

Voluntary Termination. If an Executive voluntarily terminates his employment without Good Reason, PREIT will pay to him (less applicable withholding taxes) all earned but unpaid amounts under the employment agreement, and he will have rights under PREIT’s health plans as provided by COBRA.

Change of Control. If an Executive’s employment is terminated within six months before or 12 months after a change of control of PREIT either for any reason other than death, disability or Cause, or by him for Good Reason, then:

•	PREIT will pay to him (less applicable withholding taxes):

•	all earned but unpaid amounts under the employment agreement;

•

a lump sum cash payment equal to three times (two times in the case of Mr. McCadden) (x) his then-current base salary plus (y) an amount which is calculated by multiplying the current base salary by the average percentage of base salary paid as a bonus in the last three years;

•

he, his spouse and dependents will continue to receive medical benefits for three years (two years in the case of George F. Rubin and Mr. Coradino and one year in the case of Mr. McCadden) to the extent PREIT was paying for such benefits prior to termination;

•

any unvested options and restricted shares will vest, and if PREIT’s TRS for the period ending on the date of the change of control exceeds thresholds specified in the RSU programs, then RSUs will be deemed to have been earned;

•

any nonqualified share options will remain exercisable until the earlier of (i) 180 days after the change of control or, in the case of Ronald Rubin, George F. Rubin and Mr. Coradino, if later, the expiration of the applicable period set forth in the share option award agreement or (ii) the scheduled expiration date of the share option; and

•

if the Executive is required to pay any excise taxes, PREIT will provide tax reimbursement (limited to one-half of such taxes in the case of Mr. McCadden), provided that such tax reimbursement will not be grossed up to cover any taxes assessed on it.

As described above under “Restricted Share Unit Program,” if an Executive’s employment is terminated by PREIT for a reason other than for Cause or by the Executive for Good Reason or because of the death or disability of the Executive, the Executive will remain eligible to receive shares under the program as if his employment had not terminated. If the Executive’s employment is terminated for any other reason, he forfeits his RSUs.

As described above under “Outperformance Program,” each Executive’s award agreement provides that if he dies, is disabled or terminates employment for Good Reason, or if his employment is terminated without Cause, he or his beneficiaries will remain eligible to receive shares under this plan as though he had remained employed. The following tables assume no share issuances under the Outperformance Program because PREIT’s TRS through December 31, 2007 did not satisfy the threshold condition under the Outperformance Program.

As described above under “Employment Agreements,” amounts in the supplemental retirement plan are payable to each Executive or his designated beneficiary within 60 days of the termination of his employment for any reason. The following tables do not include these amounts. See “2007 Nonqualified Deferred Compensation” for the balance of each Executive’s supplemental retirement plan account as of December 31, 2007.

Assuming Ronald Rubin’s employment was terminated under each of these circumstances on December 31, 2007, and without taking into account any value assigned to Mr. Rubin’s covenant not to compete, such payments and benefits would have had an estimated value of:

Ronald Rubin	Base Salary ($)	Bonus ($)	Value of Accelerated Equity and Performance Awards ($)		Other ($)	Total ($)
			Time Based	Performance Based
Without Cause or For Good Reason Not Associated With a Change of Control	1,600,765	878,675	1,009,179	404,728	40,197	3,933,544
Without Cause or For Good Reason Associated With a Change of Control	1,654,848	878,675	1,009,179	1,110,756	40,197	4,693,655
Death	1,654,848	371,280	1,009,179	404,728	40,197	3,480,232
Disability	1,014,118	371,280	1,009,179	404,728	40,197	2,839,502

Assuming George F. Rubin’s employment was terminated under each of these circumstances on December 31, 2007, and without taking into account any value assigned to Mr. Rubin’s covenant not to compete, such payments and benefits would have had an estimated value of:

George F. Rubin	Base Salary ($)	Bonus ($)	Value of Accelerated Equity and Performance Awards ($)		Other ($)	Total ($)
			Time Based	Performance Based
Without Cause or For Good Reason Not Associated With a Change of Control	1,152,552	616,058	675,606	250,211	26,798	2,721,225
Without Cause or For Good Reason Associated With a Change of Control	1,191,492	616,058	675,606	742,306	26,798	3,252,260
Death	397,164	229,133	675,606	250,211	13,399	1,565,513
Disability	210,175	229,133	675,606	250,211	13,399	1,378,524

Assuming Joseph F. Coradino’s employment was terminated under each of these circumstances on December 31, 2007, and without taking into account any value assigned to Mr. Coradino’s covenant not compete, such payments and benefits would have had an estimated value of:

Joseph F. Coradino	Base Salary ($)	Bonus ($)	Value of Accelerated Equity and Performance Awards ($)		Other ($)	Total ($)
			Time Based	Performance Based
Without Cause or For Good Reason Not Associated With a Change of Control	1,152,552	675,415	672,697	250,211	26,798	2,777,673
Without Cause or For Good Reason Associated With a Change of Control	1,191,492	675,415	672,697	742,306	26,798	3,308,708
Death	397,164	229,133	672,697	250,211	13,399	1,562,604
Disability	210,175	229,133	672,697	250,211	13,399	1,375,615

Assuming Robert F. McCadden’s employment was terminated under each of these circumstances on December 31, 2007, and without taking into account any value assigned to Mr. McCadden’s covenant not to compete, such payments and benefits would have had an estimated value of:

Robert F. McCadden	Base Salary ($)	Bonus ($)	Value of Accelerated Equity and Performance Awards ($)		Other ($)	Total ($)
			Time Based	Performance Based
Without Cause or For Good Reason Not Associated With a Change of Control	735,014	292,551	756,335	220,755	0	2,004,655
Without Cause or For Good Reason Associated With a Change of Control	760,002	292,551	756,335	552,459	0	2,361,347
Death	380,001	172,380	756,335	220,755	0	1,529,471
Disability	193,564	172,380	756,335	220,755	0	1,343,034

Edward A. Glickman

Termination by Us Other than for Cause, Death or Disability or Termination by Mr. Glickman for Good Reason. If we terminate Mr. Glickman’s employment agreement for a reason other than for “Cause,” which is defined solely for purposes of Mr. Glickman’s employment agreement as fraud, theft, misappropriation or embezzlement of the assets or funds of PREIT, indictment for a crime involving moral turpitude, breach of confidentiality or non-competition obligations, continued failure to perform duties 20 days after a written demand specifying the nature of the failure, or repeated abuse of alcohol or drugs, or if Mr. Glickman terminates the agreement for “Good Reason,” which is defined solely for purposes of Mr. Glickman’s employment agreement as PREIT’s material breach of its obligations to Mr. Glickman, after 20 days written notice and failure to cure; the receipt of written notice that PREIT elects not to renew the term of his employment agreement; Ronald Rubin ceases to be the Chief Executive Officer of PREIT at any time; or, following a change of control, PREIT or any successor does not offer Mr. Glickman an employment agreement for at least three years that provides the same title and responsibilities as he had immediately before the change of control, the same or greater compensation and benefits and that his primary business office will continue to be in the metropolitan Philadelphia area, then:

•	PREIT will pay to him (less applicable withholding taxes):

•	all amounts accrued under his employment agreement in accordance with generally accepted accounting principles;

•	a lump sum equal to three times his then-current base salary; and

•	a lump sum equal to three times the average of the bonuses paid during the three years prior to the termination;

•

all outstanding options granted pursuant to Mr. Glickman’s employment agreement will vest and remain exercisable until the earlier of the option expiration date or the first anniversary of the termination date;

•	all restricted shares granted to Mr. Glickman will vest; and

•

he and his family members will continue to receive medical benefits for the balance of the term of Mr. Glickman’s employment agreement prior to termination, plus one year, to the extent such family members were covered prior to such termination.

If Mr. Glickman terminates his employment agreement for Good Reason based on Ronald Rubin having ceased to be Chief Executive Officer of PREIT, then Mr. Glickman will not be entitled to the payments, vesting and other entitlements described above unless he terminates his employment during specified periods within six months to one year following the date that Ronald Rubin ceases to be Chief Executive Officer, depending on the reason for such cessation.

Termination by Us for Cause or by Mr. Glickman Voluntarily. If we terminate Mr. Glickman’s employment for Cause, or if he resigns voluntarily without Good Reason, then:

•	PREIT will pay to him (less applicable withholding taxes):

•	all amounts accrued under his employment agreement in accordance with generally accepted accounting principles; and

•

if PREIT achieves its specified performance target for the year in which the termination occurs, the pro rata portion of the annual cash incentive plan that Mr. Glickman would have earned, provided that in the case of a voluntary resignation, Mr. Glickman provides at least six weeks notice;

•	Mr. Glickman will have three months to exercise any vested options;

•	all amounts credited in respect of dividend equivalent rights that are not applied to the exercise price for options will be paid in a lump sum;

•	all vested restricted shares granted to Mr. Glickman will be delivered free and clear of any restriction, subject to any limitations under applicable securities laws;

•

he and his family members will continue to receive medical benefits for six months to the extent such family members were covered prior to such termination, provided that to the extent permitted by law, PREIT may charge Mr. Glickman the cost of providing such benefits; and

•

if Mr. Glickman is terminated for fraud, theft, misappropriation, embezzlement, indictment for a crime or repeated abuse of drugs or alcohol, he will not engage in, have an interest in or work for any entity that engages within 25 miles of any property owned by PREIT in any activity that competes with the activity of PREIT for six months after termination.

Death or Disability. Under our employment agreement with Mr. Glickman, if he dies during the term of his employment agreement or if he is unable to perform his duties for 120 days during any five month period and PREIT elects to terminate his employment, then:

•	PREIT will pay to him or his estate (less applicable withholding taxes):

•	all amounts accrued under his employment agreement in accordance with generally accepted accounting principles;

•	in the case of a disability, for two years, an amount each month equal to the difference between his base salary at termination and any disability payments received by him;

•	in the case of death, a lump sum equal to six months of his then-current base salary; and

•

if PREIT achieves its specified performance target in the year of his death or termination of his employment due to disability, the pro rata portion of the annual cash incentive plan that Mr. Glickman would have earned;

•

all unvested options granted pursuant to Mr. Glickman’s employment agreement and all unvested restricted shares that vest solely based on the passage of time and Mr. Glickman’s continued employment will vest;

•

all unvested restricted shares that vest based on the performance of PREIT will remain outstanding and vest or be forfeited in whole or in part under the terms of the award agreement as if Mr. Glickman’s employment had not been terminated; and

•	he and his family members will continue to receive medical benefits for one year to the extent such family members were covered prior to death or disability.

Change of Control. If there is a change of control of PREIT, then:

•	all outstanding options granted pursuant to Mr. Glickman’s employment agreement will vest and become exercisable in accordance with their terms; and

•	all restricted shares granted to Mr. Glickman will vest.

If Mr. Glickman’s employment is terminated by PREIT without Cause following a change of control or within one year preceding the change of control, or by Mr. Glickman for Good Reason within six months following a change of control of PREIT, then:

•	Mr. Glickman will receive all payments, vesting and other entitlements provided in the event of a termination without Cause or for Good Reason, as the case may be, prior to a change of control;

•

if Mr. Glickman is subject to any excise taxes, then he may reduce the amount of such payments or distributions to the extent necessary to avoid the excise taxes, or PREIT will provide tax reimbursement in an amount equal to one-half of the excise taxes, provided that such tax reimbursement will not be grossed up to cover any taxes assessed on them; and

•	all options will remain exercisable until the earlier of the option expiration date or 24 months following termination of his employment.

As described above under “Restricted Share Unit Program,” if Mr. Glickman’s employment is terminated by PREIT for a reason other than for Cause or by Mr. Glickman for Good Reason or because of the death or disability of Mr. Glickman, he will remain eligible to receive shares under the program as if his employment had not terminated. If Mr. Glickman’s employment is terminated for any other reason, he forfeits his RSUs.

As described above under “Outperformance Program,” Mr. Glickman’s award agreement provides that if he dies, is disabled or terminates employment for Good Reason, or if his employment is terminated without Cause, he or his beneficiaries will remain eligible to receive shares under the plan as though he had remained employed. The following table assumes no share issuances under the Outperformance Program because PREIT’s TRS through December 31, 2007 did not satisfy the threshold condition under the Outperformance Program.

As described above under “Employment Agreements,” amounts in the supplemental retirement plan are payable to Mr. Glickman or his designated beneficiary within 60 days of the termination of his employment for any reason. The following table does not include these amounts. See “2007 Nonqualified Deferred Compensation” for the balance of Mr. Glickman’s supplemental retirement plan account as of December 31, 2007.

Assuming Mr. Glickman’s employment was terminated under each of these circumstances on December 31, 2007, and without taking into account any value assigned to Mr. Glickman’s covenant not to compete, such payments and benefits would have had an estimated value of:

			Value of Accelerated Equity and Performance Awards ($)
Edward A. Glickman	Base Salary ($)	Bonus ($)	Time Based	Performance Based	Other ($)	Total ($)
Without Cause or For Good Reason Not Associated With a Change of Control	1,433,566	669,818	709,946	286,994	981,406	4,081,730
Without Cause or For Good Reason Associated With a Change of Control	1,482,000	669,818	709,946	856,256	963,703	4,681,723
Death	247,000	285,000	709,946	286,994	963,703	2,492,643
Disability	589,142	285,000	709,946	286,994	963,703	2,834,785

2007 Trustee Compensation

Each trustee who is not an employee of PREIT received an annual retainer for 2007 of $30,000, plus $1,500 per Board of Trustees or committee meeting in which the trustee participated. In addition, the chairpersons of PREIT’s Audit Committee, Compensation Committee and Nominating and Governance Committee each receive an additional annual retainer of $10,000. Non-employee trustees also receive 1,000 restricted shares on or about January 31 of each year under the Restricted Share Plan for Non-Employee Trustees which vest over three years. It has been the practice of PREIT to grant each newly-elected trustee an option to purchase 5,000 common shares that vest over four years.

The following table summarizes the fees and other compensation earned by our Trustees for their service on our Board of Trustees and any committees of the Board of Trustees during 2007.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Stephen B. Cohen	45,000	39,941	84,941
M. Walter D’Alessio	49,500	26,601	76,101
Rosemarie B. Greco	61,000	40,979	101,979
Lee H. Javitch	51,000	40,979	91,979
Leonard I. Korman	51,000	40,979	91,979
Ira M. Lubert	53,500	40,979	94,479
Donald F. Mazziotti	45,000	40,979	85,979
Mark E. Pasquerilla	36,000	40,979	76,979
John J. Roberts	59,500	40,979	100,479

(1)	The amounts reported in the Stock Awards column represent the dollar amounts recognized in 2007 for financial statement reporting purposes, as computed in accordance with FAS 123(R). Valuations with respect to awards of time based restricted shares are reflected in the table based on the average of the high and low sales price of a common share on the date of grant. The following table summarizes the aggregate number of restricted shares and options outstanding at December 31, 2007:

Name	Restricted Shares	Total Options	Exercisable Options	Unexercisable Options
Stephen B. Cohen	2,001	5,000	3,750	1,250
M. Walter D’Alessio	1,667	5,000	2,500	2,500
Rosemarie B. Greco	2,001	5,000	5,000	0
Lee H. Javitch	2,001	7,000	7,000	0
Leonard I. Korman	2,001	6,000	6,000	0
Ira M. Lubert	2,001	5,000	5,000	0
Donald F. Mazziotti	2,001	5,000	5,000	0
Mark E. Pasquerilla	2,001	5,000	5,000	0
John J. Roberts	2,001	5,000	5,000	0

Equity Compensation Plans

The following table summarizes PREIT’s equity compensation plans as of December 31, 2007:

Plan category	Number of shares to be issued upon exercise of outstanding options, warrants and rights		Weighted average exercise price of outstanding options, warrants and rights	Number of shares remaining available for future issuance under equity compensation plans(1)
Equity compensation plans approved by shareholders	150,293	(2)	$20.94	1,810,216	(3)
Equity compensation plans not approved by shareholders	25,550	(4)(5)	$23.85	113,982	(6)

Total	175,843		$21.36	1,924,198

(1)	Does not include shares reflected in the column entitled “Number of shares to be issued upon exercise of outstanding options, warrants and rights.”

(2)	Does not include 459,738 restricted shares awarded under PREIT’s 1999 and 2003 Equity Incentive Plans that were outstanding and unvested at December 31, 2007.

(3)	Includes 1,683,951 shares available for awards under PREIT’s 2003 Equity Incentive Plan as of December 31, 2007. The 2003 Plan was adopted by PREIT’s Board of Trustees and approved by PREIT’s shareholders in 2003 and authorized PREIT to issue up to 2,500,000 shares in connection with awards of options, restricted shares, share appreciation rights, performance shares, contract shares, bonus shares and dividend equivalent rights. PREIT may make awards under the 2003 Plan to its non-employee trustees, officers and other key employees. The Compensation Committee of PREIT’s Board of Trustees administers the 2003 Plan. Also, includes 60,000 shares available for awards under PREIT’s 2008 Restricted Share Plan for Non-Employee Trustees. The 2008 Restricted Share Plan for Non-Employee Trustees was adopted by PREIT’s Board of Trustees and approved by PREIT’s shareholders in 2007 and authorized PREIT to issue an aggregate of up to 60,000 restricted shares to its trustees who are not employees of PREIT or any of its affiliates. The 2008 Restricted Share Plan for Non-Employee Trustees provides for the automatic grant of 1,000 shares to each non-employee trustee on January 31 of each year. As of December 31, 2007, no restricted shares had been granted under the plan. The restricted shares vest in three approximately equal annual installments so long as the recipient remains a trustee of PREIT. The 2008 Restricted Share Plan for Non-Employee Trustees is administered by the Compensation Committee of PREIT’s Board of Trustees. Also includes 66,265 shares available for issuance under PREIT’s qualified employee share purchase plan.

(4)	Represents shares issuable upon the exercise of options granted under the PREIT-RUBIN 1998 Stock Option Plan. By its terms, the PREIT-RUBIN 1998 Stock Option Plan terminates in July 2008 and no grants can be made thereafter.

(5)	Does not include 17,675 restricted shares awarded under PREIT’s 2002 Restricted Share Plan for Non-Employee Trustees that were outstanding and unvested at December 31, 2007. The 2002 Restricted Share Plan for Non-Employee Trustees was adopted in 2002 and authorized PREIT to issue an aggregate of up to 50,000 restricted shares to its trustees who are not employees of PREIT or any of its affiliates. As of December 31, 2007, 44,000 restricted shares had been granted under the plan. The 2008 Restricted Share Plan for Non-Employee Trustees replaced the 2002 Plan and no further grants will be made under the 2002 Plan.

(6)	These 113,982 shares are available for issuance under PREIT’s non-qualified employee share purchase plan.

Board Matters

PREIT has a standing Compensation Committee, a standing Audit Committee and a standing Nominating and Governance Committee. PREIT’s by-laws authorize the establishment of a standing executive committee to consist of three members. PREIT’s Board of Trustees has not yet appointed any members to the executive committee. If duly constituted, the executive committee will be authorized to exercise all of the powers and authority of the Board of Trustees between meetings of the Board of Trustees, except for matters that are expressly reserved by PREIT’s by-laws to the full Board of Trustees or to another committee of the Board of Trustees.

Executive Compensation and Human Resources Committee

The Compensation Committee is comprised of Rosemarie B. Greco, Chair, M. Walter D’Alessio, Lee H. Javitch, Leonard I. Korman and Ira M. Lubert. The principal duties of the Compensation Committee are to review and approve goals and objectives relevant to the compensation of PREIT’s Chief Executive Officer and other executive officers, to set the annual and long-term compensation of PREIT’s executive officers in accordance with those goals and objectives and in light of existing agreements, to make recommendations to PREIT’s Board of Trustees regarding incentive compensation and equity-based plans, and to administer these plans. The Compensation Committee does not have the authority to delegate any portion of its responsibilities over the compensation of PREIT’s executive officers to others, although it is assisted by, and consults with, others.

The Compensation Committee met six times during 2007. Meeting agendas are set by the Chair. The Compensation Committee considers the recommendations of PREIT’s Chief Executive Officer in establishing compensation for the named executive officers and invited the Chief Executive Officer to participate in preliminary compensation deliberations by the Compensation Committee concerning PREIT’s named executive officers (other than the Chief Executive Officer).

The Compensation Committee has the exclusive authority to retain and terminate executive compensation consultants that assist in the evaluation of trustee or executive officer compensation. In August 2005, following interviews with and consideration of other consulting firms, the Compensation Committee engaged Towers, Perrin, Forster & Crosby, Inc. to serve as the consultant to the Compensation Committee. In connection with 2007 compensation, the consultant reviewed PREIT’s existing compensation programs, but recommended no structural changes to the existing compensation programs. The consultant periodically advises the Compensation Committee of developing compensation trends and programs among REITs and other public companies. The consultant also presented compensation data from several sources, including a survey of executive compensation among REITs prepared by the National Association of Real Estate Investment Trusts, proprietary data bases developed by the consultant and proxy statements of selected REITs.

The Compensation Committee’s process for setting executive compensation is described under “Compensation Discussion and Analysis — Compensation Committee Process.”

Audit Committee

The Audit Committee, which is comprised of John J. Roberts, Chair, Stephen B. Cohen, Lee H. Javitch and Donald F. Mazziotti, met five times during 2007. The principal duties of the Audit Committee are to oversee PREIT’s accounting and financial reporting processes and the audit of PREIT’s financial statements, to select and retain independent auditors, to review with management and the independent auditors PREIT’s annual financial statements and related footnotes, to review PREIT’s internal audit activities, to review with the independent auditors the planned scope and results of the annual audit and their reports and recommendations and to review with the independent auditors matters relating to PREIT’s system of internal controls.

PREIT’s audit committee charter provides that no member of the Audit Committee may serve on the audit committee of more than two other public companies unless the Board of Trustees determines that such service would not impair the member’s ability to effectively serve on PREIT’s Audit Committee. John J. Roberts presently serves on the audit committees of three public companies other than PREIT. The Board of Trustees has considered Mr. Roberts’ service on these audit committees and has determined that Mr. Roberts’ service on the other audit committees will not impair his ability to effectively serve in his role on PREIT’s Audit Committee.

Nominating and Governance Committee

The Nominating and Governance Committee, which is comprised of Ira M. Lubert, Chair, M. Walter D’Alessio, Rosemarie B. Greco, Leonard I. Korman and John J. Roberts, met three times during 2007. The principal duties of the Nominating and Governance Committee are to identify individuals qualified to become trustees of PREIT, recommend trustee nominees and trustee committee appointments to the Board of Trustees, develop and recommend a set of governance principles applicable to PREIT and oversee the evaluation of the performance of PREIT’s Board of Trustees and management with respect to matters other than compensation.

The Nominating and Governance Committee chooses candidates for the office of trustee without regard to sex, race, religion, national origin or sexual orientation, and its charter specifies the following minimum qualifications, qualities and skills that a committee-recommended nominee must possess: the highest character and integrity; sufficient experience to enable a meaningful contribution to PREIT and its Board of Trustees; and sufficient time available to devote to PREIT’s affairs and to carry out the responsibilities of a trustee. The Nominating and Governance Committee does not solicit recommendations from shareholders regarding trustee nominee candidates, but will consider any such recommendation received in writing and accompanied by sufficient information to enable the Nominating and Governance Committee to assess the candidates’ qualifications, along with confirmation of the candidates’ consent to serve as a trustee if elected. Such recommendations should be sent care of Bruce Goldman, Executive Vice President and General Counsel, Pennsylvania Real Estate Investment Trust, The Bellevue, 200 South Broad Street, Philadelphia, Pennsylvania 19102. Any recommendation received from shareholders after January 1 of any year will not be considered until the following year. In addition to considering candidates recommended by shareholders, the Nominating and Governance Committee considers potential candidates recommended by PREIT’s current trustees and officers, and is authorized to utilize independent search firms to assist in identifying candidates. The process for screening candidates is the same regardless of the source of the recommendation, but only shareholder recommendations are subject to the January 1 deadline for submission for consideration in any given year. In each case, the Nominating and Governance Committee determines whether a recommended candidate meets PREIT’s minimum qualifications and possesses the qualities and skills for trustees and whether requesting additional information or an interview is appropriate.

Meetings of Non-employee Trustees

In addition to PREIT’s Board and committee meetings, the non-employee members of PREIT’s Board of Trustees meet separately at regularly scheduled meetings. The presiding member of these meetings rotates at each meeting. In addition to the regularly scheduled meetings of the non-employee members of PREIT’s Board of Trustees, PREIT’s independent trustees meet separately at least once per year.

Communicating with the Board of Trustees

Any interested party wishing to communicate with PREIT’s Board of Trustees, the non-employee trustees or any individual PREIT trustee on a confidential basis may do so in writing addressed, as applicable, to the Board of Trustees, the non-employee trustees or the individual trustee and sent care of Bruce Goldman, Executive Vice President and General Counsel, Pennsylvania Real Estate Investment Trust, The Bellevue, 200 South Broad Street, Philadelphia, Pennsylvania 19102. PREIT’s General Counsel will review any such communication and will deliver all such communications to the addressee.

Meetings of the Board of Trustees

The Board of Trustees met eight times in 2007. All of the trustees attended at least 75% of Board and applicable committee meetings in 2007. The Board of Trustees’ policy is that trustees are expected to attend PREIT’s Annual Meeting of shareholders. Last year, all of the trustees other than Lee H. Javitch attended the Annual Meeting.

Corporate Governance

PREIT’s corporate governance guidelines, code of business conduct and ethics for non-employee trustees, code of business conduct and ethics for officers and employees, related party transactions policy and the governing charters for the Audit, Nominating and Governance and Compensation Committees of PREIT’s Board of Trustees are available free of charge on PREIT’s website at www.preit.com, as well as in print to any shareholder upon request. PREIT’s Board of Trustees and Nominating and Governance Committee regularly review corporate governance developments and modify these guidelines, codes and charters as warranted. Any modifications are reflected on PREIT’s website.

More than half of the members of PREIT’s Board of Trustees are independent trustees. For a trustee to be considered independent, PREIT’s Board of Trustees must determine that the trustee does not have any direct or indirect material relationship with PREIT. PREIT’s Board of Trustees has established guidelines to assist it in determining trustee independence. These guidelines conform to the independence requirements contained in the

New York Stock Exchange listing rules. In addition, PREIT’s Board of Trustees has adopted categorical standards to assist it in making determinations of independence. The guidelines and the categorical standards that PREIT’s Board of Trustees uses to determine whether a trustee is independent specify that:

1.	Other than in his or her capacity as a trustee or shareholder of PREIT, no independent trustee shall have a material relationship with PREIT (either directly or as a partner, shareholder, officer or other affiliate of an organization (including a charitable organization) that has a material relationship with PREIT). For this purpose, a trustee shall be presumed not to have a material relationship with PREIT if he or she is not and, within the past two years, has not been an executive officer of, or the direct or indirect owner of more than 10% of the equity interest in, any business or professional entity:

•

that within the last two years has made or received, or going forward proposes to make or receive, payments to or from PREIT or any of its subsidiaries for property or services in excess of 5% of (i) PREIT’s consolidated gross revenues for its last full fiscal year, or (ii) the other entity’s consolidated gross revenues for its last full fiscal year; or

•	to which PREIT or any of its affiliates is indebted in an aggregate amount exceeding 5% of PREIT’s total consolidated assets as of the end of PREIT’s last full fiscal year.

2.	No independent trustee shall have been employed by PREIT, and no immediate family member of an independent trustee shall have been an executive officer of PREIT, within the past three years.

3.	No independent trustee shall have received more than $100,000 in direct annual compensation from PREIT within the past three years, other than trustee and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service).

4.	No independent trustee shall have been affiliated with or employed by a present or former auditor of PREIT within the last three years.

5.	Within the last three years, no independent trustee shall have been an employee of another company if an executive officer of PREIT then served on the compensation committee of such other company.

6.	Within the last three years, no independent trustee shall have served as an executive officer or employee of a company that made payments to, or received payments from, PREIT for property or services in an amount which, in any single fiscal year, exceeded the greater of $1 million or 2% of such other company’s consolidated gross revenues.

7.	No immediate family member of an independent trustee shall fit within the categories prohibited by any of the foregoing (other than with respect to the prohibition on employment by PREIT, which addresses immediate family members directly), and no independent trustee may have any relationships with PREIT that are substantially similar to any of the categories prohibited by the foregoing.

8.	Independent trustees shall satisfy any other independence criteria required by applicable law or regulation or established by the Board of Trustees.

The Board determined that the following eight members of PREIT’s thirteen member Board of Trustees satisfy the New York Stock Exchange’s independence requirements and PREIT’s guidelines: Stephen B. Cohen, M. Walter D’Alessio, Rosemarie B. Greco, Lee H. Javitch, Leonard I. Korman, Ira M. Lubert, Donald F. Mazziotti and John J. Roberts.

In 2007, in its consideration of Mr. Cohen’s independence, the Board of Trustees considered the potential interest of Mr. Cohen’s mother in a development project currently under development by PREIT. PREIT might provide a group of persons that includes Ms. Cohen with an opportunity to participate in the development project. The Board of Trustees has been advised that Ms. Cohen will not participate, directly or as part of the group, as an investor in the development project. As a result, the Board of Trustees (excluding Mr. Cohen) determined that Mr. Cohen continues to meet the applicable standards for determining his independence.

All members of the Compensation Committee, Audit Committee and Nominating and Governance Committee of PREIT’s Board of Trustees must be, and are, independent trustees. Members of the Audit Committee must also, and do, satisfy additional Securities and Exchange Commission independence requirements, which provide that they may not accept directly or indirectly any consulting, advisory or other compensatory fee from PREIT or any of its subsidiaries other than compensation for serving on PREIT’s Board of Trustees or on committees of PREIT’s Board of Trustees.

Related Party Transactions Policy

PREIT’s Board of Trustees has adopted a written policy related to the review and approval or ratification of related party transactions. The procedures set forth in the policy do not replace or supersede any other policies or procedures related to the approval of transactions by PREIT as set forth in PREIT’s other corporate governance policies or as required by law.

The related party transactions policy requires that any related party transaction be reviewed and approved or ratified by a special committee of independent trustees. The special committee is selected by the Board of Trustees upon the recommendation of PREIT’s Nominating and Governance Committee. Any member of the special committee with an interest in a related party transaction will not vote on the approval or ratification of the transaction, but may participate, to the extent requested by the chair of the special committee, in the special committee’s consideration of the transaction. The members of the special committee that were appointed by the Board of Trustees upon the recommendation of the Nominating and Governance Committee are M. Walter D’Alessio, Chair, Leonard I. Korman and Donald F. Mazziotti.

Related parties that are covered by the policy include any executive officer, trustee, nominee for trustee or 5% shareholder of PREIT, any immediate family member of those persons, any entity that is owned or controlled by any of the foregoing persons or any entity in which such a person is an executive officer or has a substantial ownership interest. Related party transaction means any transaction or series of similar transactions and any material amendment or modification to such a transaction:

•	involving an amount of at least $120,000 in which PREIT is a participant and in which a related party will have a direct or indirect material interest; and

•	that occurred subsequent to the adoption of the policy and has not previously been approved or ratified pursuant to the policy.

The related party transactions policy expressly excepts certain ordinary course transactions from the review, approval and ratification requirements of the policy.

The related party transactions policy requires executive officers and trustees of PREIT to notify PREIT’s General Counsel as soon as reasonably practicable of any potential related party transaction. PREIT’s General Counsel then determines whether the transaction requires compliance with the related party transactions policy. If the transaction is a related party transaction, full details of the transaction are submitted to the special committee. The special committee will then determine to ratify or approve the transaction at the special committee’s next regularly scheduled meeting. The special committee considers, among other things:

•	the terms of the transaction and whether the terms are fair to PREIT and are on the same basis as if the transaction did not involve a related party;

•	the reasons for PREIT entering into the transaction;

•	whether the transaction would impair the independence of a non-management trustee;

•	whether the transaction presents an improper conflict for any trustee or executive officer of PREIT; and

•	the materiality of the transaction.

As described below, PREIT’s acquisition of an interest in a partnership owning an office building located within the boundaries of Cherry Hill Mall was approved pursuant to PREIT’s related party transactions policy. None of the other transactions described below under “—Transactions with Management” were reviewed, ratified or approved pursuant to PREIT’s related party transactions policy because each of the transactions was either entered into before PREIT adopted the policy or is not considered to be a related party transaction under the terms of the policy. Each of the transactions described below were, to the extent deemed necessary and appropriate by the Board of Trustees, reviewed and approved by PREIT’s Board of Trustees and, as appropriate, the independent or non-employee members of PREIT’s Board of Trustees.

Transactions with Management

New Castle Transaction

On April 28, 2003, New Castle Associates acquired Cherry Hill Mall from The Rouse Company in exchange for New Castle Associates’ interest in Christiana Mall, cash and the assumption by New Castle Associates of mortgage debt on Cherry Hill Mall. One of the partners of New Castle Associates, which was both the sole general partner and a limited partner of New Castle Associates, is Pan American Associates, which is controlled by Ronald Rubin and George F. Rubin. Also on April 28, 2003, PREIT acquired 49% of the aggregate partnership interests in New Castle Associates from partners of New Castle Associates other than Pan American Associates, in exchange for an aggregate of 585,422 units of limited partnership interest (“Units”) of PREIT Associates, L.P. PREIT subsequently increased its aggregate ownership interest in New Castle Associates to approximately 73%. PREIT also obtained an option to acquire the remaining interests in New Castle Associates, including that of Pan American Associates, in exchange for an aggregate of 609,317 Units, which it exercised in May 2004. As a result, PREIT now owns 100% of New Castle Associates. Ronald Rubin, George F. Rubin and the Non-QTIP Marital Trust under the Will of Richard I. Rubin received 206,899 Units, 30,728 Units and 172,074 Units, respectively. Ronald Rubin and George F. Rubin are beneficiaries of the Non-QTIP Marital Trust under the Will of Richard I. Rubin.

Holders of Units generally receive distributions at the approximate times, and in the same amounts, as the dividends PREIT pays to its shareholders. Units may be redeemed by their holders for an amount per Unit equal to the average closing price of a PREIT common share on the 10 trading days immediately before the date notice of redemption is received by PREIT in its capacity as general partner of PREIT Associates, L.P. PREIT has the right to acquire any Units tendered for redemption for cash or PREIT common shares, on the basis of one common share for each Unit, subject to adjustments for share splits and other capital changes.

PREIT has agreed to provide tax protection related to its acquisition of New Castle Associates to the prior owners of New Castle Associates for a period of eight years following the closing of the transaction between New Castle Associates and The Rouse Company. Ronald Rubin and George F. Rubin are beneficiaries of this tax protection agreement.

Crown Transaction

In November 2003, PREIT merged with Crown American Realty Trust (“Crown”). In accordance with the merger agreement between PREIT and Crown, PREIT expanded the size of its Board of Trustees by two in

December 2003 and elected Messrs. Pasquerilla and Mazziotti, who were members of Crown’s board at the time of the merger, to fill the vacancies created by the expansion. Messrs. Pasquerilla and Mazziotti continue to serve on PREIT’s Board of Trustees. At the time of the merger, Mr. Pasquerilla was Crown’s Chairman and Chief Executive Officer.

In connection with the merger, PREIT entered into a tax protection agreement with Mr. Pasquerilla and certain entities with which he is affiliated (the “Pasquerilla Group”) in connection with the merger. Under this tax protection agreement, PREIT agreed not to dispose of certain protected properties acquired in the merger in a taxable transaction until the earlier of November 20, 2011 or the date on which the Pasquerilla Group collectively owns less than 25% of the aggregate number of shares and Units that it acquired in the merger. If PREIT violates the tax protection agreement during the first five years of the protection period, it would owe as damages the sum of the hypothetical tax owed by the Pasquerilla Group, plus an amount intended to make the Pasquerilla Group whole for taxes that may be due upon receipt of those damages. From the end of the first five years through the end of the tax protection period, damages are intended to compensate the affected parties for interest expense incurred on amounts borrowed to pay the taxes incurred on the prohibited sale. If PREIT were to sell properties in violation of the tax protection agreement, the amounts that PREIT would be required to pay to the Pasquerilla Group could be substantial. In 2007, PREIT paid $8,000 to the Pasquerilla Group pursuant to this agreement.

The members of the Pasquerilla Group entered into several additional agreements with PREIT in connection with the closing of the merger. These agreements include (1) a shareholder agreement, under which the members of the Pasquerilla Group agreed that, for a period of five years and nine months following the closing of the merger, if any of them transfer the PREIT common shares received by the Pasquerilla Group in connection with the merger or the related transactions other than in accordance with the terms of the shareholder agreement, they will forfeit a portion of their rights under the tax protection agreement or, in certain circumstances, Mr. Pasquerilla can elect to resign from PREIT’s Board of Trustees in lieu of forfeiting a portion of the rights under the tax protection agreement; (2) a registration rights agreement, under which PREIT granted to the Pasquerilla Group certain registration rights in respect of the PREIT common shares and the PREIT common shares underlying Units received by the Pasquerilla Group in connection with the merger and the related transactions; (3) a standstill agreement, under which the Pasquerilla Group agreed to certain restrictions on its ability to acquire additional securities of PREIT or otherwise seek, alone or together with others, to acquire control of the Board of Trustees of PREIT, which restrictions will remain in place until the later of the eighth anniversary of the closing of the merger or such time as Mr. Pasquerilla no longer serves as a trustee of PREIT; (4) a non-competition agreement, under which the Pasquerilla Group agreed that, for a period of eight years following the closing of the merger, it will not engage in certain activities that would be competitive with PREIT, solicit PREIT’s employees or induce PREIT’s business contacts to curtail or terminate their business relationship with PREIT; and (5) an intellectual property license agreement, under which certain members of the Pasquerilla Group granted a non-exclusive, non-assignable, non-transferable, non-sublicenseable, royalty-free license for PREIT and its affiliates to use certain intellectual property and domain names associated with the Crown name and logo.

Cumberland Mall Transaction

On October 8, 2004, PREIT signed an agreement to purchase 100% of the partnership interests in Cumberland Mall Associates, a New Jersey limited partnership that owned the Cumberland Mall in Vineland, New Jersey. On February 1, 2005, PREIT completed this purchase and the purchase of a vacant 1.7 acre undeveloped parcel adjacent to the mall. PREIT-RUBIN, Inc. had provided management and leasing services to Cumberland Mall since 1997 for Cumberland Mall Associates. Ronald Rubin and George F. Rubin controlled and had a substantial ownership interest in Cumberland Mall Associates and the entity that owned the adjacent undeveloped parcel.

The total price paid for the mall and the adjacent undeveloped parcel was approximately $59.5 million, including the assumption of approximately $47.7 million in mortgage debt. PREIT paid the approximately $0.9 million purchase price of the adjacent parcel in cash. After certain closing adjustments, the portion of the purchase price for the mall remaining after assumption of the mortgage debt was approximately $11.0 million, which was paid using Units that were valued based on the average of the closing prices of PREIT’s common shares on the ten consecutive trading days immediately before the closing date of the transaction. At the closing, Ronald Rubin, George F. Rubin, Judith Garfinkel, Timothy Rubin and the Non-QTIP Marital Trust under the Will of Richard I. Rubin received 107,582 Units, 40,256 Units, 15,280 Units, 8,186 Units and 45,853 Units, respectively. Judith Garfinkel is the sister of Ronald and George F. Rubin. Timothy Rubin is the son of George F. Rubin.

The fee payable by Cumberland Mall Associates to PREIT-RUBIN, Inc. under the existing management agreement upon the sale of the mall was reduced from 3% of the purchase price to 1% of the purchase price.

PREIT has agreed to provide tax protection related to its acquisition of Cumberland Mall Associates to the prior owners of Cumberland Mall Associates for a period of eight years following the closing. Ronald Rubin and George F. Rubin are beneficiaries of this tax protection agreement.

Cherry Hill Mall Office Building

On January 22, 2008, PREIT, PREIT Associates, L.P. and another subsidiary of PREIT entered into a Contribution Agreement with Bala Cynwyd Associates, L.P. (“BCA”), City Line Associates (“CLA”), Ronald Rubin, George Rubin, Joseph Coradino, and two other individuals to acquire all of the partnership interests in BCA. PREIT agreed to pay approximately $15.3 million for the BCA partnership interests over three years.

BCA entered into a tax deferred exchange agreement with the owners of One Cherry Hill Plaza, an office building located within the boundaries of PREIT’s Cherry Hill Mall (the “Office Building”), to acquire title to the Office Building in exchange for an office building located in Bala Cynwyd, Pennsylvania owned by BCA. Ronald Rubin, George Rubin, Joseph Coradino and two other individuals (collectively, the “Individuals”) own 100% of CLA, a limited partnership that owned 50% of BCA immediately prior to closing. Each of Ronald Rubin and George Rubin owns 40.53% of the partnership interests in CLA, and Joseph Coradino owns 3.16% of the partnership interests. Immediately prior to closing, BCA redeemed 50% of its partnership interests, which were held by a third party.

At the initial closing under the Contribution Agreement and in exchange for a 0.1% general partner interest and 49.8% limited partner interest in BCA, PREIT made a capital contribution to BCA in an approximate amount of $3.93 million. A second closing is expected to occur pursuant to a put/call arrangement approximately one year after the initial closing, at which time PREIT will acquire an additional 49.9% of the limited partner interest in BCA for approximately $199,000 in cash and 140,746 Units. A third closing is expected to occur pursuant to a put/call arrangement approximately one year after the second closing, at which time the remaining interest in BCA will be acquired by PREIT in exchange for approximately $1,000 in cash and 564 Units. The number of Units to be issued at the second closing and the third closing were determined based on the average closing price of a PREIT common share during the ten day trading period immediately preceding the initial closing, or $25.41 per unit.

The acquisition of the Office Building was financed in part by a mortgage loan in the principal amount of $8.0 million. Approximately $7.4 million of the proceeds from the loan was applied toward the repayment of mortgage debt on the office building transferred by BCA in exchange for the Office Building.

PREIT and PREIT Associates have agreed to indemnify the Individuals from and against certain tax liabilities resulting from a sale of the Office Building during the eight years following the initial closing.

In accordance with PREIT’s related party transactions policy, a special committee consisting exclusively of independent members of PREIT’s Board of Trustees considered and approved the terms of the transaction. The approval was subject to final approval of PREIT’s Board of Trustees, and the disinterested members of PREIT’s Board of Trustees approved the transaction.

Other Transactions

PREIT-RUBIN, Inc. currently provides management, leasing and development services for eight properties owned by partnerships and other entities in which Ronald Rubin and George F. Rubin, collectively with members of their immediate families and affiliated entities, have significant ownership interests. Total revenues earned by PREIT-RUBIN, Inc. for such services were $0.7 million for the year ended December 31, 2007. In addition, the mother of Stephen B. Cohen, a trustee of PREIT, has an interest in two additional properties for which PREIT-RUBIN, Inc. provides management, leasing and development services. Total revenues earned by PREIT-RUBIN, Inc. for such services were $0.2 million for the year ended December 31, 2007.

PREIT-RUBIN, Inc. holds a note receivable from an entity in which Ronald Rubin and George F. Rubin have an interest with a balance as of December 31, 2007 of $45,000 that is due in installments through 2010 and bears interest at a rate of 10% per annum.

PREIT leases its principal executive offices from Bellevue Associates, an entity in which certain PREIT officers/trustees have an interest. The office lease has a 10 year term that commenced on November 1, 2004. PREIT has the option to renew the office lease for up to two additional five year periods at the then-current fair market rate calculated in accordance with the terms of the office lease. PREIT has the right on one occasion at any time during the seventh lease year to terminate the lease upon the satisfaction of certain conditions. PREIT rents approximately 68,100 square feet under the lease. Effective June 1, 2004, PREIT’s base rent is $1.4 million per year during the first five years of the lease and $1.5 million per year during the second five years. PREIT’s total rent expense in 2007 was approximately $1.4 million. Ronald Rubin and George F. Rubin, collectively with members of their immediate families and affiliated entities, own approximately a 50% interest in Bellevue Associates.

PREIT uses an airplane in which Ronald Rubin owns a fractional interest. PREIT paid $35,000 in 2007 for flight time used by employees on PREIT-related business.

Ronald Rubin and George F. Rubin are brothers. Two of George F. Rubin’s sons, Daniel Rubin and Timothy Rubin, are employed by subsidiaries of PREIT. Daniel Rubin is Vice President–Asset Management of PREIT and his annual salary in 2007 was approximately $125,000 and in 2008 is approximately $150,000. Timothy Rubin is Executive Vice President–Leasing of PREIT and his annual salary in 2007 was approximately $254,000 and in 2008 is approximately $265,000. In addition, Daniel Rubin received 2,360 restricted shares in 2007 valued at approximately $61,000 and his bonus for 2007 was approximately $41,000 and Timothy Rubin received 10,461 restricted shares in 2007 valued at approximately $270,300 and his bonus for 2007 was approximately $244,100.

On June 6, 2007 PREIT redeemed 1,580,211 Units held by Crown American Properties, L.P. in exchange for 1,580,211 common shares of PREIT. At the request of Crown American Properties, L.P., the shares were issued to Pasquerilla, LLC, an entity controlled by Mark Pasquerilla. The redemption was effected pursuant to PREIT Associates’ Agreement of Limited Partnership and was approved by PREIT’s Board of Trustees, excluding Mr. Pasquerilla.

Compensation Committee Interlocks and Insider Participation

No member of PREIT’s Compensation Committee is or was during 2007 an employee, or is or ever has been an officer, of PREIT or its subsidiaries. No executive officer of PREIT served as a director or a member of the compensation committee of another company, one of whose executive officers serves as a member of PREIT’s Board of Trustees or Compensation Committee.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires PREIT’s executive officers and trustees and persons who own more than ten percent of a registered class of PREIT’s equity securities (collectively, the “reporting persons”) to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish PREIT with copies of these reports. Based on PREIT’s review of the copies of the reports it has received, and written representations received from certain reporting persons with respect to the filing of reports on Forms 3, 4 and 5, PREIT believes that all filings required to be made under Section 16(a) by the reporting persons since the beginning of 2007 were made on a timely basis except for one filing each by George F. Rubin and Ronald Rubin reporting the contribution of 7,834 shares and 5,000 shares, respectively, held by trusts of which they are trustees and beneficiaries to a partnership of such trusts, and the corresponding acquisition of the aggregate of such shares through the acquisition of interests in such partnership on February 28, 2007, and one filing by George F. Rubin reporting the gift of 1,300 shares of beneficial interest on June 30, 2006.

Audit Committee Report

PREIT’s Audit Committee is governed by an amended and restated charter that was originally approved and adopted by PREIT on April 14, 2004. PREIT’s Board of Trustees has determined that all of the members of the Audit Committee are independent based on the New York Stock Exchange listing rules and PREIT’s own independence guidelines. Each member of the Audit Committee also meets the SEC’s additional independence requirements for audit committee members. In addition, PREIT’s Board of Trustees has determined that John J. Roberts is an “audit committee financial expert,” as defined by SEC rules.

PREIT’s management has primary responsibility for PREIT’s financial statements. KPMG LLP, PREIT’s independent auditor for 2007, is responsible for expressing an opinion on the conformity of PREIT’s audited financial statements with generally accepted accounting principles. Before PREIT’s annual report on Form 10-K for the year ended December 31, 2007 was filed with the SEC, the Audit Committee reviewed and discussed with management and KPMG LLP the audited financial statements of PREIT for the year ended December 31, 2007, which included the consolidated balance sheets of PREIT as of December 31, 2007 and 2006, the related consolidated statements of income, shareholders’ equity and cash flows for each of the three years in the period ended December 31, 2007, and the notes thereto. In connection with this review, the Audit Committee, among other things:

•	made inquiries of PREIT’s internal auditor and KPMG LLP with respect to the reliability and integrity of PREIT’s accounting policies and financial reporting practices; and

•	reviewed with KPMG LLP its views on the quality of PREIT’s implementation of accounting principles, disclosure practices and use of accounting estimates in preparing the financial statements.

The Audit Committee discussed with KPMG LLP the matters required to be discussed by Statement on Auditing Standards No. 114 (The Auditor’s Communications with Those Charged with Governance), which include, among other items, matters related to the conduct of the audit of PREIT’s financial statements. The Audit Committee received written disclosures and the letter from KPMG required by Independence Standards Board Standard No. 1, which relates to the accountants’ independence from PREIT and its related entities, and has discussed with KPMG its independence from PREIT.

Based on the review and discussions referred to above, the Audit Committee recommended to PREIT’s Board of Trustees that PREIT’s audited financial statements be included in PREIT’s annual report on Form 10-K for the year ended December 31, 2007.

SUBMITTED BY THE AUDIT COMMITTEE OF THE

BOARD OF TRUSTEES

John J. Roberts, Chair

Stephen B. Cohen

Lee H. Javitch

Donald F. Mazziotti

Additional Information Regarding Our Independent Auditors

In addition to retaining KPMG LLP (“KPMG”) to audit PREIT’s consolidated financial statements for 2007, PREIT retained KPMG to provide other auditing and advisory services in 2007. PREIT understands the need for KPMG to maintain objectivity and independence in its audit of PREIT’s financial statements. To minimize relationships that could appear to impair the objectivity of KPMG, PREIT’s Audit Committee is required to pre-approve all non-audit work performed by KPMG.

The aggregate fees billed for professional services by KPMG in 2007 and 2006 for these various services were:

Type of Fees	2007	2006
Audit Fees	$820,250	$844,000
Audit-Related Fees	86,100	41,000
Tax Fees	102,922	296,000

Total	$1,009,272	$1,181,000

In the table above, in accordance with the Securities and Exchange Commission’s definitions and rules, “audit fees” are fees PREIT paid KPMG for professional services for the audit of PREIT’s consolidated financial statements included in PREIT’s Forms 10-K, review of financial statements included in PREIT’s Forms 10-Q and for services that are normally provided by the accountant in connection with the review of other filings and consents; “audit-related fees” are fees for audits and reviews of partnership financial statements to satisfy lender or partnership agreement requirements, for comfort letters and for work performed in connection with an S-8 registration statement and two S-3 registration statements and the preparation of responses to SEC comment letters; and “tax fees” are fees for tax compliance, tax preparation and other tax consultation related to transactions consummated by PREIT during 2007, 2006 and 2005.

Pre-Approval Policies and Procedures

In accordance with the SEC’s auditor independence rules, the Audit Committee pre-approves all audit and permissible non-audit services to be provided to us by our independent auditor. The Audit Committee has delegated pre-approval authority between meetings of the Audit Committee to the chair of the Audit Committee. The fees listed in the table above were properly pre-approved. The Audit Committee or its chair considered the nature of the non-audit services provided by KPMG and determined that those services were compatible with the provision of independent audit services by KPMG.

Principal Security Holders

The following table shows information concerning beneficial ownership of PREIT’s shares by the only persons known by PREIT as being the beneficial owner of more than 5% of PREIT’s common shares of beneficial interest based on PREIT’s review of publicly available filings made with the Securities and Exchange Commission by such persons:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership as of Date of Applicable SEC Filing		Percent of Outstanding Shares as of April 1, 2008
Goldman Sachs Asset Management, L.P. 32 Old Slip New York, NY 10005	3,691,967	(1)	9.4%

The Vanguard Group, Inc. 100 Vanguard Blvd. Malvern, PA 19355	2,718,197	(2)	6.9%

Barclays Global Investors, NA 45 Fremont Street San Francisco, CA 94105	2,683,968	(3)	6.8%

ING Groep N.V. Amstelveenseweg 500 1081 KL Amsterdam The Netherlands	2,291,553	(4)	5.8%

(1)	Goldman Sachs Asset Management, L.P. has sole voting power over 3,660,088 of the shares reported and sole dispositive power over all the shares reported.

(2)	The Vanguard Group, Inc. has sole voting power over 44,262 of the shares reported and sole dispositive power over all of the shares reported.

(3)	Includes shares reported by Barclays Global Investors, NA as beneficially owned by Barclays Global Investors, NA, Barclays Global Fund Advisors, Barclays Global Investors, Ltd and Barclays Global Investors Japan Limited. Barclays Global Investors, NA has sole voting power over 1,657,574 of the shares reported and sole dispositive power over 1,934,430 of the shares reported. Barclays Global Fund Advisors has sole voting and dispositive power over 725,516 of the shares reported. Barclays Global Investors, Ltd has sole voting and dispositive power over 5,458 of the shares reported. Barclays Global Investors Japan Limited has sole voting and dispositive power over 18,564 of the shares reported.

(4)	The shares are held by indirect subsidiaries of ING Groep N.V. in their role as a discretionary manager of client portfolios. Includes 2,251,353 shares reported as beneficially owned by ING Clarion Real Estate Securities L.P. ING Groep N.V. has sole dispositive and voting power with respect to these shares.

Incorporation by Reference

The information contained in this proxy statement under the headings “Compensation Committee Report,” and “Audit Committee Report” is not “soliciting material,” nor is it “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that PREIT specifically incorporates such information by reference in a filing.

Shareholders’ Proposals

Under SEC rules, certain shareholder proposals may be included in PREIT’s proxy statement. Any shareholder desiring to have such a proposal included in PREIT’s proxy statement for the annual meeting to be held in 2009 must deliver a proposal in full compliance with Rule 14a-8 under the Securities Exchange Act of 1934 to PREIT’s executive offices by December 19, 2008. Where a shareholder does not seek inclusion of a proposal in the proxy material and submits a proposal outside of the process described in Rule 14a-8 of the Securities Exchange Act of 1934, the proposal must have been received by March 4, 2009 or it will be deemed “untimely” for purposes of Rule 14a-4(c) under the Exchange Act and, therefore, the proxies will have the right to exercise discretionary authority with respect to such proposal. PREIT has not received any such proposal to be submitted from the floor at the upcoming meeting.

By Order of the Board of Trustees

Bruce Goldman

Secretary

April 18, 2008

APPENDIX A

PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

2003 EQUITY INCENTIVE PLAN

i

PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

2003 EQUITY INCENTIVE PLAN

Preamble

WHEREAS, Pennsylvania Real Estate Investment Trust (the “Trust”) desires to continue to have the ability to award certain equity-based benefits to certain of the non-employee trustees and officers and other key employees of the Trust and its “Related Corporations” and “Subsidiary Entities” (both as defined below);

WHEREAS, pursuant to that certain Agreement and Plan of Merger, dated as of May 13, 2003 (the “Merger Agreement”), among the Trust and PREIT Associates, L.P. on the one hand and Crown American Realty Trust (“Crown”) and Crown American Properties, L.P. (“Crown Partnership”) on the other hand, the Trust desires (provided the transaction described in the Merger Agreement is consummated) to issue options to former trustees, officers and employees of Crown and its related corporations and subsidiary entities as replacement awards for their options to acquire Crown common shares or units of limited partnership interest in Crown Partnership;

WHEREAS, the Pennsylvania Real Estate Investment Trust 1999 Equity Incentive Plan (the “1999 Plan”) has been amended (subject to the condition precedent that the shareholders of the Trust approve the plan set forth below) so that no shares of beneficial interest in the Trust remain available for issuance under that plan; and

WHEREAS, the Trust desires to establish a new equity-based incentive plan to replace the 1999 Plan for future grants;

NOW, THEREFORE, the Pennsylvania Real Estate Investment Trust 2003 Equity Incentive Plan is hereby adopted (subject to the approval of the shareholders of the Trust) under the following terms and conditions:

Plan

1. Purpose. The Plan is intended to provide a means whereby the Trust may grant ISOs, NQSOs, Restricted Shares, SARs, Performance Shares, Contract Shares, Bonus Shares and/or DERs to Key Employees and Non-Employee Trustees. Thereby, the Trust expects to attract and retain such Key Employees and Non-Employee Trustees and to motivate them to exercise their best efforts on behalf of the Trust and its Subsidiary Entities. The Plan is also intended to provide a means whereby the Trust (provided the transaction described in the Merger Agreement is consummated) may grant Awards to certain former trustees, officers and employees of Crown and its related corporations and subsidiary entities as replacement awards for their options to acquire Crown common shares or units of limited partnership interest in Crown Partnership, whether or not such former trustees, officers and employees become trustees, officers or employees of the Trust or a Subsidiary Entity.

2. Definitions

(a) “Award” shall mean ISOs, NQSOs, Restricted Shares, SARs, Performance Shares, Contract Shares, Bonus Shares and/or DERs awarded by the Committee to a Participant.

(b) “Award Agreement” shall mean a written document evidencing the grant of an Award, as described in Section 10.1.

(c) “Board” shall mean the Board of Trustees of the Trust.

(d) “Bonus Shares” shall mean an Award that entitles the recipient to receive Shares without payment, as a bonus.

(e) “Change in Control” shall mean:

(1) The acquisition by an individual, entity, or group (within the meaning of section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30 percent or more of the combined voting power of the then outstanding voting securities of the Trust entitled to vote generally in the election of trustees (the “Outstanding Shares”); provided, however, that the following acquisitions shall not constitute a Change in Control: (i) any acquisition directly from the Trust unless, in connection therewith, a majority of the individuals who constitute the Board as of the date immediately preceding such transaction cease to constitute at least a majority of the Board; (ii) any acquisition by the Trust; (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Trust or any entity controlled by the Trust; (iv) any acquisition by any individual, entity, or group in connection with a “Business Combination” (as defined in paragraph (3) below) that fails to qualify as a Change in Control pursuant to paragraphs (3) or (4) below; or (v) any acquisition by any Person entitled to file Form 13G under the Exchange Act with respect to such acquisition; or

(2) Individuals who, as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a trustee subsequent to the date hereof whose appointment, election, or nomination for election by the Trust’s shareholders was approved by a vote of at least a majority of the trustees then comprising the Incumbent Board (other than an appointment, election, or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the trustees of the Trust) shall be, for purposes of this Plan, considered as though such person were a member of the Incumbent Board; or

(3) Approval by the shareholders of the Trust of a reorganization, merger, or consolidation, or sale or other disposition of all or substantially all of the assets of the Trust (a “Business Combination”), in each case, if, following such Business Combination all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Shares immediately prior to such Business Combination beneficially own, directly or indirectly, less than 40 percent of, respectively, the then outstanding shares of equity securities and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of trustees or directors, as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity which as a result of such transaction owns the Trust or all or substantially all of the Trust’s assets either directly or through one or more subsidiaries) in substantially the same proportions as such beneficial owners held their ownership, immediately prior to such Business Combination of the Outstanding Shares; or

(4) Approval by the shareholders of the Trust of a Business Combination, if, following such Business Combination all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Shares immediately prior to such Business Combination beneficially own, directly or indirectly, 40 percent or more but less than 60 percent of, respectively, the then outstanding shares of equity securities and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of trustees or directors, as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity which, as a result of such transaction, owns the Trust or all or substantially all of the Trust’s assets either directly or through one or more subsidiaries) in substantially the same proportions as such beneficial owners held their ownership, immediately prior to such Business Combination, of the Outstanding Shares, and (i) any Person (excluding any employee benefit plan (or related trust) of the Trust or such entity resulting from such Business Combination) beneficially owns, directly or indirectly, 30 percent or more of, respectively, the then outstanding shares of equity securities of the entity resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such entity except to the extent that such ownership existed prior to the Business Combination, or (ii) at least a majority of the members of the board of trustees or directors of the entity resulting from such Business Combination were not members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination, or (iii) the Chief Executive Officer of the Trust at the time of the execution of the initial agreement providing for such Business Combination is not appointed or elected to a comparable or higher position with the entity resulting from such Business Combination, or (iv) the executive officers of the Trust holding the title of Executive Vice President or higher at the time of the execution of the initial agreement for such Business Combination constitute less than a majority of the executive officers holding comparable or higher titles of the entity resulting from such Business Combination; or

(5) Approval by the shareholders of the Trust of a complete liquidation or dissolution of the Trust.

Approval by the shareholders of the Trust of a Business Combination following which all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Shares immediately prior to such Business Combination beneficially own, directly or indirectly, 60 percent or more of, respectively, the then outstanding shares of equity securities and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of trustees or directors, as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity which, as a result of such transaction, owns the Trust or all or substantially all of the Trust’s assets either directly or through one or more subsidiaries) shall not constitute a “Change in Control” unless following such transaction the provisions of paragraphs (1) or (2) are independently satisfied.

(f) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(g) “Committee” shall mean the Trust’s Executive Compensation and Human Resources Committee, which shall consist solely of not fewer than two trustees of the Trust who shall be appointed by, and serve at the pleasure of, the Board (taking into consideration the rules under section 16(b) of the Exchange Act and the requirements of section 162(m) of the Code).

(h) “Contract Date” shall mean the date specified in the Award Agreement on which a Participant is entitled to receive Contract Shares, provided he or she is still providing services to the Trust or one of its Subsidiary Entities on each date.

(i) “Contract Shares” shall mean an Award that entitles the recipient to receive unrestricted Shares, without payment, if the recipient is still providing services to the Trust or one of its Subsidiary Entities as of the future date specified in the Award Agreement.

(j) “Crown” shall mean Crown American Realty Trust.

(k) “Crown Partnership” shall mean Crown American Properties, L.P.

(l) “Disability” shall mean a Participant’s “permanent and total disability,” as defined in section 22(e)(3) of the Code.

(m) “DER” shall mean a dividend equivalent right – i.e., an Award that entitles the recipient to receive a benefit in lieu of cash dividends that would be payable on any or all Shares subject to another Award granted to the Participant, or that would be payable on a number of notional Shares unrelated to any other Award, in either case had such Shares been outstanding.

(n) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(o) “Fair Market Value” shall mean the following, arrived at by a good faith determination of the Committee:

(1) if there are sales of Shares on a national securities exchange or in an over-the-counter market on the date of grant (or on such other date as value must be determined), then the mean between the highest and lowest quoted selling price on such date; or

(2) if there are no such sales of Shares on the date of grant (or on such other date as value must be determined) but there are such sales on dates within a reasonable period both before and after such date, the weighted average of the means between the highest and lowest selling price on the nearest date before and the nearest date after such date on which there were such sales; or

(3) if actual sales are not available during a reasonable period beginning before and ending after the date of grant (or on such other date as value must be determined), then the mean between the bid and asked price on such date as reported by the National Quotation Bureau; or

(4) if (1) through (3) are not applicable, then such other method of determining fair market value as shall be adopted by the Committee.

Where the Fair Market Value of Shares is determined under (2) above, the average of the quoted closing prices on the nearest date before and the nearest date after the last business day prior to the specified date shall be weighted inversely by the respective numbers of trading days between the dates of reported sales and such date (i.e., the valuation date), in accordance with Treas. Reg. §20.2031-2(b)(1) or any successor thereto.

(p) “ISO” shall mean an incentive stock option – i.e., an Option which, at the time such Option is granted under the Plan, qualifies as an incentive stock option within the meaning of section 422 of the Code, unless the Award Agreement states that the Option will not be treated as an ISO.

(q) “Key Employee” shall mean an officer or other key employee of the Trust or one of its Subsidiary Entities.

(r) “Merger Agreement” shall mean that certain Agreement and Plan of Merger, dated as of May 13, 2003, among the Trust and PREIT Associates, L.P. on the one hand and Crown and Crown Partnership on the other hand.

(s) “More-Than-10-Percent Shareholder” shall mean any person who at the time of grant owns, directly or indirectly, or is deemed to own by reason of the attribution rules of section 424(d) of the Code, Shares possessing more than 10 percent of the total combined voting power of all classes of Shares of the Trust or of a Related Corporation.

(t) “Non-Employee Trustee” shall mean a trustee or former trustee of the Trust who is not an employee of the Trust or of a Related Corporation or Subsidiary Entity.

(u) “NQSO” shall mean a nonqualified stock option – i.e., an Option that, at the time such Option is granted to a Participant, does not meet the definition of an ISO, whether or not it is designated as a nonqualified stock option in the Award Agreement.

(v) “Option” is an Award entitling the Participant on exercise thereof to purchase Shares at a specified exercise price.

(w) “Participant” shall mean an individual who has been granted an Award under the Plan.

(x) “Performance Shares” shall mean an Award that entitles the recipient to receive Shares, without payment, following the attainment of designated individual or Corporate Performance Goals.

(y) “Performance Goals” shall mean goals deemed by the Committee to be important to the success of the Trust or any of its Subsidiary Entities. The Committee shall establish the specific measures for each such goal at the time an Award is granted, if the Committee desires to condition the Award on the achievement of Performance Goals. In creating these measures, the Committee shall use one or more of the following business criteria: funds from operations, return on assets, return on net assets, asset turnover, return on equity, return on capital, market price appreciation of Shares, economic value added, total shareholder return, net income, pre-tax income, earnings per Share, operating profit margin, net income margin, sales margin, cash flow, market share, inventory turnover, sales growth, capacity utilization, increase in customer base, environmental health and safety, diversity, and/or quality. The business criteria may be expressed in absolute terms or relative to the performance of other individuals or companies or an index.

(z) “Plan” shall mean the Pennsylvania Real Estate Investment Trust 2003 Equity Incentive Plan, as set forth herein and as it may be amended from time to time.

(aa) “Related Corporation” shall mean either a “subsidiary corporation” of the Trust (if any), as defined in section 424(f) of the Code, or the “parent corporation” of the Trust (if any), as defined in section 424(e) of the Code.

(bb) “Restricted Shares” shall mean an Award that grants the recipient Shares at no cost, subject to whatever restrictions are determined by the Committee.

(cc) “Securities Act” shall mean the Securities Act of 1933, as amended.

(dd) “Shares” shall mean shares of beneficial interest in the Trust, par value $1.00 per share.

(ee) “SAR” shall mean a share appreciation right – i.e., an Award entitling the recipient on exercise to receive an amount, in cash or Shares or a combination thereof (such form to be determined by the Committee), determined in whole or in part by reference to appreciation in Share value.

(ff) “Subsidiary Entity” shall mean an affiliate of the Trust that is controlled by the Trust, directly or indirectly, through one or more intermediaries.

(gg) “Trust” shall mean Pennsylvania Real Estate Investment Trust, a Pennsylvania business trust.

3. Administration

(a) The Plan shall be administered by the Committee. Each member of the Committee, while serving as such, shall be deemed to be acting in his or her capacity as a trustee of the Trust. Acts approved by a majority of the members of the Committee at which a quorum is present, or acts without a meeting reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee. Any authority of the Committee (except for the authority described in subsection (b)(1)-(4) below) may be delegated to a plan administrator.

(b) The Committee shall have the authority:

(1) to select the Key Employees and Non-Employee Trustees to be granted Awards under the Plan and to grant such Awards at such time or times as it may choose;

(2) to determine the type and size of each Award, including the number of Shares subject to the Award;

(3) to determine the terms and conditions of each Award;

(4) to amend an existing Award in whole or in part (including the extension of the exercise period for any NQSO), except that the Committee may not (i) lower the exercise price of any Option, or (ii) without the consent of the Participant holding the Award, take any action under this clause if such action would adversely affect the rights of such Participant with respect to such Award;

(5) to adopt, amend, and rescind rules and regulations for the administration of the Plan; and

(6) to interpret the Plan and decide any questions and settle any controversies that may arise in connection with it.

Such determinations and actions of the Committee (or its delegate), and all other determinations and actions of the Committee (or its delegate) made or taken under authority granted by any provision of the Plan, shall be conclusive and shall bind all parties. Nothing in this subsection (b) shall be construed as limiting the power of the Board or the Committee to make the adjustments described in Sections 8.3 and 8.4.

4. Effective Date and Term of Plan

(a) Effective Date. The Plan, having been adopted by the Board on July 24, 2003, shall become effective on that date, but subject to the approval of the shareholders of the Trust pursuant to Section 9(b). Awards may be granted under the Plan prior to such shareholder approval (but after the Board’s adoption of the Plan), subject to such shareholder approval.

(b) Term of Plan for ISOs. No ISO may be granted under the Plan after July 23, 2013, but ISOs previously granted may extend beyond that date. Awards other than ISOs may be granted after that date.

5. Shares Subject to the Plan. The aggregate number of Shares that may be delivered under the Plan (pursuant to Options, SARs or otherwise) is 2,000,000 (which number includes the Shares that were available under the Pennsylvania Real Estate Investment Trust 1999 Equity Incentive Plan when it was amended to suspend the issuance of awards thereunder). Further, no Key Employee shall receive Options and/or SARs for more than 250,000 Shares during any calendar year under the Plan. However, the limits in the preceding two sentences shall be subject to the adjustment described in Section 8.3. Shares delivered under the Plan may be authorized but unissued Shares or reacquired Shares, and the Trust may purchase Shares required for this purpose, from time to time, if it deems such purchase to be advisable. Any Shares subject to an Option which expires or otherwise terminates for any reason whatever (including, without limitation, the surrender thereof without having been exercised), any Shares that are subject to an Award that are forfeited, any Shares not delivered to the Participant because they are withheld for the payment of taxes with respect to an Award, and any Shares subject to an Award which is payable in Shares or cash and that is satisfied in cash rather than in Shares, shall continue to be available for Awards under the Plan. However, if an Option is cancelled, the Shares covered by the cancelled Option shall be counted against the maximum number of Shares specified above for which Options may be granted to a single Key Employee.

6. Eligibility. The class of employees who shall be eligible to receive Awards (including ISOs) under the Plan shall be the Key Employees (including any trustees of the Trust who are also Key Employees). The class of individuals who shall be eligible to receive Awards (other than ISOs) under the Plan shall be the Non-Employee Trustees and (if the transaction described in the Merger Agreement is consummated) the former non-employee trustees, officers and employees of Crown and its related corporations and subsidiary entities. However, only NQSOs may be granted to such former Crown personnel who do not become Key Employees or Non-Employee Trustees of the Trust. More than one Award may be granted to a Participant under the Plan.

7. Types of Awards

7.1 Options

(a) Kinds of Options. Both ISOs and NQSOs may be granted by the Committee under the Plan; however, ISOs may only be granted to Key Employees of the Trust or of a Related Corporation. Once an ISO has been granted, no action by the Committee that would cause the Option to lose its status as an ISO under the Code will be effective without the consent of the Participant holding the Option.

(b) $100,000 Limit. The aggregate Fair Market Value of the Shares with respect to which ISOs are exercisable for the first time by a Key Employee during any calendar year (counting ISOs under this Plan and under any other stock option plan of the Trust or a Related Corporation) shall not exceed $100,000. If an Option intended as an ISO is granted to a Key Employee and the Option may not be treated in whole or in part as an ISO pursuant to such $100,000 limit, the Option shall be treated as an ISO to the extent it may be so treated under the limit and as an NQSO as to the remainder. For purposes of determining whether an ISO would cause the limit to be exceeded, ISOs shall be taken into account in the order granted. The annual limits set forth above for ISOs shall not apply to NQSOs.

(c) Exercise Price. Except as provided in Section 10.9, the exercise price of an Option shall be determined by the Committee, subject to the following:

(1) The exercise price of an ISO shall not be less than the greater of (i) 100 percent (110 percent in the case of an ISO granted to a More-Than-10-Percent Shareholder) of the Fair Market Value of the Shares subject to the Option, determined as of the time the Option is granted, or (ii) the par value per Share.

(2) The exercise price of an NQSO shall not be less than the greater of (i) 100% percent of the Fair Market Value of the Shares subject to the Option, determined as of the time the Option is granted, or (ii) the par value per Share.

(d) Term of Options. The term of each Option may not be more than 10 years (five years, in the case of an ISO granted to a More-Than-10-Percent Shareholder) from the date the Option was granted, or such earlier date as may be specified in the Award Agreement.

(e) Exercise of Options. An Option shall become exercisable at such time or times, and on such conditions, as the Committee may specify. The Committee may at any time and from time to time accelerate the time at which all or any part of the Option may be exercised. Any exercise of an Option must be in writing, signed by the proper person, and delivered or mailed to the Trust, accompanied by (i) any other documents required by the Committee and (ii) payment in full in accordance with subsection (f) below for the number of Shares for which the Option is exercised (except that, in the case of an exercise arrangement approved by the Committee and described in subsection (f)(3) below, payment may be made as soon as practicable after the exercise). Only full Shares shall be issued under the Plan, and any fractional Share that might otherwise be issuable upon exercise of an Option granted hereunder shall be forfeited.

(f) Payment for Shares. Shares purchased on the exercise of an Option shall be paid for as follows:

(1) in cash or by check (acceptable to the Committee), bank draft, or money order payable to the order of the Trust;

(2) in Shares previously acquired by the Participant; provided, however, that such Shares have been held by the Participant for such period of time as required to be considered “mature” Shares for purposes of accounting treatment;

(3) by delivering a properly executed notice of exercise of the Option to the Trust and a broker, with irrevocable instructions to the broker promptly to deliver to the Trust the amount of sale or loan proceeds necessary to pay the exercise price of the Option; or

(4) by any combination of the above-listed forms of payment.

In the event the Option price is paid, in whole or in part, with Shares, the portion of the Option price so paid shall be equal to the Fair Market Value on the date of exercise of the Option of the Shares surrendered in payment of such Option price.

(g) Discretionary Payments. If the Fair Market Value of Shares subject to an Option (other than an Option which is in tandem with an SAR) exceeds the exercise price of the Option at the time of its exercise, the Committee, upon the request of the Participant holding the Option, in its discretion may cancel the Option and cause the Trust to pay in cash or in Shares (at a price per Share equal to the Fair Market Value per Share) to the Participant an amount equal to the difference between the Fair Market Value of the Shares which would have been purchased pursuant to the exercise (determined on the date the Option is canceled) and the aggregate exercise price which would have been paid.

7.2 Share Appreciation Rights

(a) Grant of Share Appreciation Rights. SARs may be granted to a Key Employee or a Non-Employee Trustee by the Committee. SARs may be granted in tandem with, or independently of, Options granted under the Plan. An SAR granted in tandem with an Option that is not an ISO may be granted either at or after the time the Option is granted. An SAR granted in tandem with an ISO may be granted only at the time the ISO is granted.

(b) Nature of Share Appreciation Rights. An SAR entitles the Participant to receive, with respect to each Share as to which the SAR is exercised, the excess of the Share’s Fair Market Value on the date of exercise over its Fair Market Value on the date the SAR was granted. Such excess shall be paid in cash, Shares, or a combination thereof, as determined by the Committee.

(c) Rules Applicable to Tandem Awards. When SARs are granted in tandem with Options, the number of SARs granted to a Participant that shall be exercisable during a specified period shall not exceed the number of Shares that the Participant may purchase upon the exercise of the related Option during such period. Upon the exercise of an Option, the SAR relating to the Shares covered by such Option will terminate. Upon the exercise of an SAR, the related Option will terminate to the extent of an equal number of Shares. The SAR will be exercisable only at such time or times, and to the extent, that the related Option is exercisable and will be exercisable in accordance with the procedure required for exercise of the related Option. The SAR will be transferable only when the related Option is transferable, and under the same conditions. An SAR granted in tandem with an ISO may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the exercise price of such ISO.

(d) Exercise of Independent Share Appreciation Rights. An SAR not granted in tandem with an Option shall become exercisable at such time or times, and on such conditions, as the Committee may specify in the Award Agreement. The Committee may at any time accelerate the time at which all or any part of the SAR may be exercised. Any exercise of an independent SAR must be in writing, signed by the proper person, and delivered or mailed to the Trust, accompanied by any other documents required by the Committee.

7.3 Restricted Shares

(a) General Requirements. Restricted Shares may be issued or transferred to a Key Employee or a Non-Employee Trustee for no consideration.

(b) Rights as a Shareholder. Unless the Committee determines otherwise, a Participant who receives Restricted Shares shall have certain rights of a shareholder with respect to the Restricted Shares, including voting and dividend rights, subject to the restrictions described in subsection (c) below and any other conditions imposed by the Committee at the time of grant. Unless the Committee determines otherwise, certificates evidencing Restricted Shares will remain in the possession of the Trust until such Shares are free of all restrictions under the Plan.

(c) Restrictions. Except as otherwise specifically provided by the Plan, Restricted Shares may not be sold, assigned, transferred, pledged, or otherwise encumbered or disposed of, and if the Participant ceases to be an employee or a Non-Employee Trustee of any of the Trust or its Subsidiary Entities for any reason, shall be forfeited to the Trust. These restrictions will lapse at such time or times, and on such conditions, as the Committee may specify in the Award Agreement. Upon the lapse of all restrictions, the Shares will cease to be Restricted Shares for purposes of the Plan. The Committee may at any time accelerate the time at which the restrictions on all or any part of the Shares will lapse.

(d) Notice of Tax Election. Any Participant making an election under section 83(b) of the Code for the immediate recognition of income attributable to an Award of Restricted Shares must provide a copy thereof to the Trust within 10 days of the filing of such election with the Internal Revenue Service.

7.4 Performance Shares; Performance Goals

(a) Grant. The Committee may grant Performance Shares to any Key Employee or Non-Employee Trustee, conditioned upon the meeting of designated Performance Goals. The Committee shall determine the number of Performance Shares to be granted.

(b) Performance Period and Performance Goals. When Performance Shares are granted, the Committee shall establish the performance period during which performance shall be measured, the Performance Goals, and such other conditions of the Award as the Committee deems appropriate.

(c) Delivery of Performance Shares. At the end of each performance period, the Committee shall determine to what extent the Performance Goals and other conditions of the Award have been met and the number of Shares, if any, to be delivered with respect to the Award.

7.5 Contract Shares

(a) Grant. The Committee may grant Contract Shares to any Key Employee or Non-Employee Trustee, conditioned upon the Participant’s continued provision of services to the Trust or one of its Subsidiary Entities through the date(s) specified in the Award Agreement. The Committee shall determine the number of Contract Shares to be granted.

(b) Contract Dates. When Contract Shares are granted, the Committee shall establish the Contract Date(s) on which the Contract Shares shall be delivered to the Participant, provided the Participant is still providing services to the Trust or one of its Subsidiary Entities on such date(s).

(c) Delivery of Contract Shares. If the Participant is still providing services to the Trust or to one or more of its Subsidiary Entities as of the Contract Date(s), the Committee shall cause the Contract Shares to be delivered to the Participant in accordance with the terms of the Award Agreement.

7.6 Bonus Shares. The Committee may grant Bonus Shares to any Key Employee or Non-Employee Trustee as a bonus to the Key Employee or Non-Employee Trustee for services to the Trust or to one or more of its Subsidiary Entries. The Committee shall determine the number of Bonus Shares to be granted.

7.7 Dividend Equivalent Rights. The Committee may provide for payment to a Key Employee or Non-Employee Trustee of DERs, either currently or in the future, or for the investment of such DERs on behalf of the Participant.

8. Events Affecting Outstanding Awards

8.1 Termination of Service (Other Than by Death or Disability) If a Participant ceases to be an employee or trustee of any of the Trust and its Subsidiary Entities for any reason other than death or Disability, the following shall apply:

(a) Except as otherwise stated in the Award Agreement, all Options and SARs held by the Participant that were not exercisable immediately prior to the Participant’s termination of service shall terminate at that time. Any Options or SARs that were exercisable immediately prior to the termination of service will continue to be exercisable for three months (or for such longer period as the Award Agreement states), and shall thereupon terminate, unless the Award Agreement provides by its terms for immediate termination or for termination in less than three months in the event of termination of service in specific circumstances. In no event, however, shall an Option or SAR remain exercisable beyond the latest date on which it could have been exercised without regard to this Section. For purposes of this subsection (a), a termination of service shall not be deemed to have resulted by reason of a sick leave or other bona fide leave of absence approved for purposes of the Plan by the Committee.

(b) Except as otherwise stated in the Award Agreement, all Restricted Shares held by the Participant at the time of termination of service must be transferred to the Trust (and, in the event the certificates representing such Restricted Shares are held by the Trust, such Restricted Shares shall be so transferred without any further action by the Participant), in accordance with Section 7.3.

(c) Except as otherwise stated in the Award Agreement, all Performance Shares, Contract Shares and DERs to which the Participant was not irrevocably entitled prior to the termination of service shall be forfeited and the Award canceled as of the date of such termination of service.

8.2 Death or Disability. If a Participant dies or terminates his or her services on account of a Disability, the following shall apply:

(a) Except as otherwise stated in the Award Agreement, all Options and SARs held by a Participant that were not exercisable immediately prior to the Participant’s death or termination of service on account of Disability shall terminate at the date of death or termination of service on account of Disability. Any Options or SARs that were exercisable immediately prior to death or termination of service on account of Disability, as the case may be, will continue to be exercisable by the Participant or by the Participant’s legal representative (in the case of Disability), or by the Participant’s executor or administrator or by the person or persons to whom the Option or SAR is transferred by will or the laws of descent and distribution (in the case of death), for the one-year period ending with the first anniversary of the Participant’s death or termination of service on account of Disability (or for such shorter or longer period as may be provided in the Award Agreement), and shall thereupon terminate. In no event, however, shall an Option or SAR remain exercisable beyond the latest date on which it could have been exercised without regard to this Section.

(b) Except as otherwise stated in the Award Agreement, all Restricted Shares held by the Participant at the date of death or termination of service on account of Disability, as the case may be, must be transferred to the Trust (and, in the event the certificates representing such Restricted Shares are held by the Trust, such Restricted Shares shall be so transferred without any further action by the Participant), in accordance with Section 7.3.

(c) Except as otherwise stated in the Award Agreement, all Performance Shares, Contract Shares and DERs to which the Participant was not irrevocably entitled prior to death or termination of service on account of Disability, as the case may be, shall be forfeited and the Award canceled as of the date of death or termination of service on account of Disability.

8.3 Capital Adjustments. The maximum number of Shares that may be delivered under the Plan, the maximum number of SARs not in tandem with Options, the maximum number of DERs payable in notional Shares that may be granted, and the maximum number of Shares with respect to which Options or SARs may be granted to any Key Employee under the Plan, all as stated in Section 5, and the number of Shares issuable upon the exercise or vesting of outstanding Awards under the Plan (as well as the exercise price per Share under outstanding Options) shall be proportionately adjusted, as may be deemed appropriate by the Committee, to reflect any increase or decrease in the number of issued Shares resulting from a subdivision (share-split), consolidation (reverse split), share dividend, or similar change in the capitalization of the Trust.

8.4 Certain Corporate Transactions

(a) In the event of a corporate transaction (as, for example, a merger, consolidation, acquisition of property or shares, separation, reorganization, or liquidation), each outstanding Award shall be assumed by the surviving or successor entity; provided, however, that in the event of a proposed corporate transaction, the Committee may terminate all or a portion of any outstanding Award, effective upon the closing of the corporate transaction, if it determines that such termination is in the best interests of the Trust. If the Committee decides to terminate outstanding Options or SARs, the Committee shall give each Participant holding an Option or SAR to be terminated not less than seven days’ notice prior to any such termination, and any Option or SAR that is to be so terminated may be exercised (if and only to the extent that it is then exercisable) up to, and including the date immediately preceding such termination. Further, the Committee, in its discretion, may (i) accelerate, in whole or in part, the date on which any or all Options and SARs become exercisable, (ii) remove the restrictions from the outstanding Restricted Shares, (iii) cause the delivery of any Performance Shares, even if the associated Performance Goals have not been met, (iv) cause the delivery of any Contract Shares, even if the Contract Date(s) have not been reached, and/or (v) cause the payment of any DERs. The Committee also may, in its discretion, change the terms of any outstanding Award to reflect any such corporate transaction, provided that, in the case of ISOs, such change would not constitute a “modification” under section 424(h) of the Code unless the Participant consents to the change.

(b) In lieu of the action described in subsection (a) above, the Committee may, in its discretion, arrange to have the surviving or acquiring entity or affiliate grant to each Participant a replacement award which, in the judgment of the Committee, is substantially equivalent to the Award.

9. Suspension, Amendment or Termination of the Plan

(a) In General. The Board, pursuant to a written resolution, may from time to time suspend or terminate the Plan or amend it and, except as provided in Sections 3(b)(4), 7.1(a), and 8.4(a), the Committee may amend any outstanding Awards in any respect whatsoever; except that, without the approval of the shareholders (given in the manner set forth in subsection (b) below) –

(1) no amendment may be made that would –

(A) change the class of employees eligible to participate in the Plan with respect to ISOs;

(B) except as permitted under Section 8.3, increase the maximum number of Shares with respect to which ISOs may be granted under the Plan; or

(C) extend the duration of the Plan under Section 4(b) with respect to any ISOs granted hereunder;

(2) no amendment may be made that would constitute a modification of the material terms of the “performance goal” within the meaning of Treas. Reg. § 1.162-27(e)(4)(vi) or any successor thereto (to the extent compliance with section 162(m) of the Code is desired); and

(3) no amendment may be made that would require shareholder approval under the applicable rules of the New York Stock Exchange or as required under any other applicable law, rule or regulation.

Notwithstanding the foregoing, no such suspension, termination, or amendment shall materially impair the rights of any Participant holding an outstanding Award without the consent of such Participant.

(b) Manner of Shareholder Approval. The approval of shareholders must be effected by a majority of the votes cast (including abstentions, to the extent abstentions are counted as voting under applicable state law), in a separate vote at a duly held shareholders’ meeting at which a quorum representing a majority of all outstanding voting Shares is, either in person or by proxy, present and voting on the Plan.

10. Miscellaneous

10.1 Documentation of Awards. Awards shall be evidenced by such written Award Agreements as may be prescribed by the Committee from time to time. Such instruments may be in the form of agreements to be executed by both the Participant and the Trust, or certificates, letters, or similar instruments, which need not be executed by the Participant but acceptance of which by the Participant will evidence agreement by the Participant to the terms thereof.

10.2 Rights as a Shareholder. Except as specifically provided by the Plan or an Award Agreement, the receipt of an Award shall not give a Participant rights as a shareholder; instead, the Participant shall obtain such rights, subject to any limitations imposed by the Plan or the Award Agreement, upon the actual receipt of Shares.

10.3 Conditions on Delivery of Shares. The Trust shall not deliver any Shares pursuant to the Plan or remove restrictions from Shares previously delivered under the Plan (i) until all conditions of the Award have been satisfied or removed, (ii) until all applicable Federal and state laws and regulations have been complied with, and (iii) if the outstanding Shares are at the time of such delivery listed on any stock exchange, until the Shares to be delivered have been listed or authorized to be listed on such exchange. If an Award is exercised by the Participant’s legal representative, the Trust will be under no obligation to deliver Shares pursuant to such exercise until the Trust is satisfied as to the authority of such representative.

10.4 Registration and Listing of Shares. If the Trust shall deem it necessary to register under the Securities Act or any other applicable statute any Shares purchased or otherwise delivered under this Plan, or to qualify any such Shares for an exemption from any such statutes, the Trust shall take such action at its own expense. Purchases and grants of Shares hereunder shall be postponed as necessary pending any such action.

10.5 Compliance with Rule 16b-3. All elections and transactions under this Plan by persons subject to Rule 16b-3, promulgated under section 16(b) of the Exchange Act, or any successor to such Rule, are intended to comply with at least one of the exemptive conditions under such Rule. The Committee shall establish such administrative guidelines to facilitate compliance with at least one such exemptive condition under Rule 16b-3 as the Committee may deem necessary or appropriate.

10.6 Tax Withholding

(a) Obligation to Withhold. The Trust shall withhold from any cash payment made pursuant to an Award an amount sufficient to satisfy all Federal, state, and local withholding tax requirements (the “withholding requirements”). In the case of an Award pursuant to which Shares may be delivered, the

Committee may require that the Participant or other appropriate person remit to the Trust an amount sufficient to satisfy the withholding requirements, or make other arrangements satisfactory to the Committee with regard to such requirements, prior to the delivery of any Shares.

(b) Election to Withhold Shares. The Committee, in its discretion, may permit or require the Participant to satisfy the withholding requirements, in whole or in part, by electing to have the Trust withhold Shares (or by returning previously acquired Shares to the Trust); provided, however, that the Trust may limit the number of Shares withheld to satisfy the tax withholding requirements to the extent necessary to avoid adverse accounting consequences. Shares shall be valued, for purposes of this subsection (b), at their Fair Market Value (determined as of the date an amount is includible in income by the Participant (the “Determination Date”), rather than the date of grant). The Committee shall adopt such withholding rules as it deems necessary to carry out the provisions of this Section.

10.7 Transferability of Awards. No ISO may be transferred other than by will or by the laws of descent and distribution. No other Award may be transferred, except to the extent permitted in the applicable Award Agreement. During a Participant’s lifetime, an Award requiring exercise may be exercised only by the Participant (or in the event of the Participant’s incapacity, by the person or persons legally appointed to act on the Participant’s behalf).

10.8 Registration. If the Participant is married at the time Shares are delivered and if the Participant so requests at such time, the certificate or certificates for such Shares shall be registered in the name of the Participant and the Participant’s spouse, jointly, with right of survivorship.

10.9 Acquisitions. Notwithstanding any other provision of this Plan, Awards may be granted hereunder in substitution for awards held by directors, trustees and key employees of another entity that engages in a merger, consolidation, acquisition of assets, or similar transaction with the Trust or a Related Corporation, provided the terms of the substitute Awards so granted conform to the terms set forth in this Plan (except that the exercise price of any substituted Option – whether an ISO or an NQSO – may be adjusted according to the provisions of section 424(a) of the Code, if the grant of such substituted Option is pursuant to a transaction described in such section of the Code).

10.10 Replacement of Outstanding Options. The Committee shall have the authority to cancel, at any time and from time to time, with the consent of the affected Participant(s), any or all outstanding Options under the Plan and to grant in substitution therefor, but not within six months before or after such cancellation, new Options under the Plan covering the same or a different number of Shares but having a per-Share purchase price not less than the greater of par value or 100 percent of the Fair Market Value of a Share on the new date of the grant. The Committee may permit the voluntary surrender of all or a portion of any Option to be conditioned upon the granting to the Participant under the Plan of a new Option for the same or a different number of Shares as the Option surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new Option to such Participant. Any new Option (i) shall not be granted within six months before or after such voluntary surrender, and (ii) shall be exercisable at the price, during the period, and in accordance with any other terms and conditions specified by the Committee at the time the new Option is granted, all determined in accordance with the provisions of the Plan without regard to the price, period of exercise, and any other terms or conditions of the Option surrendered.

10.11 Employment Rights. Neither the adoption of the Plan nor the grant of Awards will confer on any person any right to continued employment by the Trust or any of its Subsidiary Entities or affect in any way the right of any of the foregoing to terminate an employment relationship at any time.

10.12 Indemnification of Board and Committee. Without limiting any other rights of indemnification that they may have from the Trust or any of its Subsidiary Entities, the members of the Board and the members of the Committee shall be indemnified by the Trust against all costs and expenses reasonably incurred by them in connection with any claim, action, suit, or proceeding to which they or any of them may be a party by reason of any action taken or failure to act under, or in connection with, the Plan or any Award granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by legal counsel selected by the Trust) or paid by them in satisfaction of a judgment in any such action, suit, or proceeding, except a judgment based upon a finding of willful misconduct or recklessness on their part. Upon the making or institution of any such claim, action, suit, or proceeding, the Board or Committee member shall notify the Trust in writing, giving the Trust an opportunity, at its own expense, to handle and defend the same before such Board or Committee member undertakes to handle it on his or her own behalf. The provisions of this Section shall not give members of the Board or the Committee greater rights than they would have under the Trust’s by-laws or Pennsylvania law.

10.13 Application of Funds. Any cash proceeds received by the Trust from the sale of Shares pursuant to Awards granted under the Plan shall be added to the general funds of the Trust. Any Shares received in payment for additional Shares upon exercise of an Option shall become treasury shares.

10.14 Governing Law. The Plan shall be governed by the applicable Code provisions to the maximum extent possible. Otherwise, the laws of the Commonwealth of Pennsylvania (without reference to the principles of conflict of laws) shall govern the operation of, and the rights of Key Employees or Non-Employee Trustees under, the Plan and Awards granted hereunder.

IN WITNESS WHEREOF, Pennsylvania Real Estate Investment Trust has caused this Plan to be duly executed this 31st day of July 2003.

PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

By:	/s/ Jonathan B. Weller
Title:	President and Chief Operating Officer

AMENDMENT NO. 1

TO THE

PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

2003 EQUITY INCENTIVE PLAN

WHEREAS, in July 2003 Pennsylvania Real Estate Investment Trust (the “Trust) adopted the Pennsylvania Real Estate Investment Trust 2003 Equity Incentive Plan (the “Plan”), subject to the approval of the shareholders of the Trust;

WHEREAS, Section 9(a) of the Plan provides that, subject to certain limitations, the Board of Trustees of the Trust (the “Board”) may amend the Plan;

WHEREAS, the Board desires to amend the Plan to specify what number of shares of beneficial interest in the Trust will be available under the Plan if the intended merger of Crown American Realty Trust and the Trust is consummated and what number will be available if the merger is not consummated;

WHEREAS, the Board also desires to amend the Plan to clarify the Executive Compensation and Human Resources Committee’s flexibility in determining how an optionee may pay the exercise price of options granted to him or her under the Plan; and

WHEREAS, the Board also desires to amend the Plan to delete a provision regarding the cancellation of options;

NOW, THEREFORE, effective as of July 24, 2003 (the effective date of the Plan) but subject to the approval of the shareholders of the Trust:

1. Section 5 of the Plan is hereby amended to read as follows:

5. Shares Subject to the Plan

(a) If Merger Is Consummated. The aggregate number of Shares that may be delivered under the Plan if the merger of Crown and the Trust, pursuant to the Merger Agreement, is consummated is 2,500,000 (which number includes the Shares that were available under the Pennsylvania Real Estate Investment Trust 1999 Equity Incentive Plan when it was amended to suspend the issuance of awards thereunder).

(b) If Merger Is Not Consummated. The aggregate number of Shares that may be delivered under the Plan if the merger of Crown and the Trust, pursuant to the Merger Agreement, is not consummated is 1,500,000 (which number includes the Shares that were available under the Pennsylvania Real Estate Investment Trust 1999 Equity Incentive Plan when it was amended to suspend the issuance of awards thereunder).

(c) Additional Limits/and Other Rules. No Key Employee shall receive Options and/or SARs for more than 250,000 Shares during any calendar year under the Plan. However, the limits in the preceding sentence and in subsections (a) and (b) above shall be subject to the adjustment described in Section 8.3. Shares delivered under the Plan may be authorized but unissued Shares or reacquired Shares, and the Trust may purchase Shares required for this purpose, from time to time, if it deems such purchase to be advisable. Any Shares subject to an Option which expires or otherwise terminates for any reason whatever (including, without limitation, the surrender thereof without having been exercised), any Shares that are subject to an Award that are forfeited, any Shares not delivered to the Participant because they are withheld for the payment of taxes with respect to an Award, and any Shares subject to an Award which is payable in Shares or cash and that is satisfied in cash rather than in Shares, shall continue to be available for Awards under the Plan. However, if an Option is cancelled, the Shares covered by the cancelled Option shall be counted against the maximum number of Shares specified in the first sentence of this subsection (c) for which Options may be granted to a single Key Employee.

2. The portion of subsection (f) – before paragraph (1) – of Section 7.1 (“Options”) of the Plan is hereby amended to read as follows:

(f) Payment for Shares. The Award Agreement shall set forth, from among the following alternatives, how the exercise price is to be paid: * * *.

3. Subsection (g) of Section 7.1 (“Options”) of the Plan is hereby deleted in its entirety.

IN WITNESS WHEREOF, the Trust has caused these presents to be duly executed this 30th day of September 2003.

PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

By	/s/ Jonathan B. Weller

AMENDMENT NO. 2

TO THE

PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

2003 EQUITY INCENTIVE PLAN

WHEREAS, Pennsylvania Real Estate Investment Trust (the “Trust”) sponsors the Pennsylvania Real Estate Investment Trust 2003 Equity Incentive Plan (the “Plan”);

WHEREAS, the Plan has been amended on one occasion;

WHEREAS, Section 9(a) of the Plan provides that, subject to certain inapplicable limitations, the Board of Trustees of the Trust (the “Board”) may amend the Plan; and

WHEREAS, the Board desires to amend the Plan to prohibit (without shareholder approval) the repricing of options and share appreciation rights;

NOW, THEREFORE, effective as of January 1, 2008:

1. A new subsection (g) is added to the end of Section 7.1 (“Options”) of the Plan to read as follows:

(g) No Repricing. Repricing of Options shall not be permitted without the approval of the shareholders of the Trust. For this purpose, a “repricing” means any of the following (or any other action that has the same effect as any of the following): (i) changing the terms of an Option to lower its exercise price (other than on account of capital adjustments resulting from share splits, etc., as described in Section 8.3); (ii) any other action that is treated as a “repricing” under generally accepted accounting principles; and (iii) repurchasing for cash or canceling an Option in exchange for another Award at a time when its exercise price is greater than the Fair Market Value of the underlying Shares, unless the cancellation and exchange occurs in connection with an event set forth in Section 8.4 (involving certain corporate transactions). Such cancellation and exchange will be considered a “repricing” regardless of whether it would be treated as a “repricing” under generally accepted accounting principles and regardless of whether it is voluntary on the part of the Participant.

2. A new subsection (e) is added to the end of Section 7.2 (“Share Appreciation Rights”) of the Plan to read as follows:

(e) No Repricing. Repricing of SARs shall not be permitted without the approval of the shareholders of the Trust. For this purpose, a “repricing” means any of the following (or any other action that has the same effect as any of the following): (i) changing the terms of an SAR to lower its exercise price (i.e., its starting value) (other than on account of capital adjustments resulting from share splits, etc., as described in Section 8.3); (ii) any other action that is treated as a “repricing” under generally accepted accounting principles; and (iii) repurchasing for cash or canceling an SAR in exchange for another Award at a time when its exercise price (i.e., its starting value) is greater than the Fair Market Value of the underlying Shares, unless the cancellation and exchange occurs in connection with an event set forth in Section 8.4 (involving certain corporate transactions). Such cancellation and exchange will be considered a “repricing” regardless of whether it would be treated as a “repricing” under generally accepted accounting principles and regardless of whether it is voluntary on the part of the Participant.

3. The first sentence of subsection (a) of Section 9 (“Suspension, Amendment or Termination of the Plan”) is hereby amended to read as follows:

(a) In General. The Board, pursuant to a written resolution, may from time to time suspend or terminate the Plan or amend it and, except as provided in Sections 3(b)(4), 7.1(a), 7.1(g), 7.2(e) and 8.4(a), the Committee may amend any outstanding Awards in any respect whatsoever; except that, without the approval of the shareholders (given in the manner set forth in subsection (b) below) –

*            *            *

IN WITNESS WHEREOF, the Trust has caused these presents to be duly executed this 28th day of December 2007.

PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

By	/s/ Bruce Goldman
Executive Vice President and General Counsel

PENNSYLVANIA REAL ESTATE INVESTMENT TRUST THE BELLEVUE 200 S. BROAD STREET PHILADELPHIA PA, 19102	VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by Pennsylvania Real Estate Investment Trust in mailing proxy materials, you may consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.
VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Pennsylvania Real Estate Investment Trust, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

You are urged to sign and return this Proxy

so that you may be sure that these shares will be voted.

If you vote by Internet or telephone, you do

NOT need to mail back your proxy card.

You may view the Annual Report and Proxy Statement

on the Internet at www.preit.com

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	PREIT1 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

THE BOARD OF TRUSTEES RECOMMENDS A VOTE
FOR ALL NOMINEES LISTED BELOW AND FOR PROPOSALS 2 AND 3.

Vote on Trustees 1. ELECTION OF TRUSTEES:						For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
NOMINEES:	01)	Joseph F. Coradino (Class A Trustee)	03)	Mark E. Pasquerilla (Class A Trustee)		☐	☐	☐
	02)	Lee H. Javitch (Class A Trustee)	04)	John J. Roberts (Class A Trustee)
										For	Against	Abstain
Vote on Proposal

2. RE-APPROVAL OF THE MATERIAL TERMS OF THE PERFORMANCE GOALS OF THE 2003 EQUITY INCENTIVE PLAN										☐	☐	☐

3. RATIFICATION OF THE SELECTION OF KPMG LLP AS INDEPENDENT AUDITOR FOR 2008:										☐	☐	☐

4. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Note: Please sign exactly as your name appears on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signer is a partnership, please sign in partnership name by authorized person.

AUTHORIZED SIGNATURES -Sign below.
This section must be completed for your instructions to be executed.				Yes	No

Please indicate if you plan to attend this meeting.				☐	☐

Signature [PLEASE SIGN WITHIN BOX] Date						Signature (Joint Owners)			Date

Annual Meeting of Shareholders

PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

May 29, 2008

This Proxy is solicited on behalf of the Board of Trustees

The undersigned, revoking all prior proxies, hereby appoints Ronald Rubin, Edward A. Glickman and Leonard I. Korman, and each and any of them, as proxies of the undersigned, with full power of substitution, to vote and act with respect to all shares of beneficial interest of Pennsylvania Real Estate Investment Trust held of record by the undersigned at the close of business on April 7, 2008 at the Annual Meeting of Shareholders to be held on Thursday, May 29, 2008 and at any adjournment thereof.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE, NO POSTAGE REQUIRED.

THE SHARES REPRESENTED BY THIS PROXY, DULY EXECUTED, WILL BE VOTED AS INSTRUCTED ON THE REVERSE SIDE. IF INSTRUCTIONS ARE NOT GIVEN, THEY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED IN PROPOSAL NO. 1, FOR THE RE-APPROVAL OF THE MATERIAL TERMS OF THE PERFORMANCE GOALS OF THE 2003 EQUITY INCENTIVE PLAN, AND FOR THE RATIFICATION OF THE SELECTION OF KPMG LLP AS INDEPENDENT AUDITOR FOR 2008.

(continued on reverse side)